UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2015

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Economic and Market Overview	3
Franklin Balanced Fund	4
Franklin Convertible
Securities Fund	12
Franklin Equity Income Fund	19
Franklin Real Return Fund	27
Financial Highlights and
Statements of Investments	34
Financial Statements	73
Notes to Financial Statements	78
Shareholder Information	93

franklintempleton.com

1

Semiannual Report

Economic and Market Overview

U.S. economic growth moderated during the six-month period ended April 30, 2015. In the first half of the period, greater spending by consumers, businesses and state and local governments aided growth. However, economic activity slowed in 2015’s first quarter as low energy prices and U.S. dollar strength led exports to decline. In addition, harsh weather and labor disputes weighed on business spending. Housing market data improved, as home sales and prices rose, while mortgage rates fell. Retail sales remained mixed but increased toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the past six months but rose late in the period amid higher energy prices bouncing from recent lows. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% in April 2015 from 5.7% in October 2014.1

Although the Federal Reserve Board (Fed) had repeatedly stated that it could be patient with regard to raising interest rates, in March, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Investor confidence grew as the Fed maintained its cautious tone on raising interest rates and China introduced more stimulus measures. The stock markets endured sell-offs when many investors reacted to the crisis in Ukraine, Greece’s debt negotiations and signs of relatively weak global economic growth, particularly in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the six months under review as the Standard & Poor’s® 500 Index and the Dow Jones Industrial Average reached all-time highs.

The foregoing information reflects our analysis and opinions as of April 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

franklintempleton.com Semiannual Report | 3

Franklin Balanced Fund

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Breakdown*
4/30/15
% of Total
Net Assets

Stocks	58.0%
Common Stocks	44.6%
Equity-Linked Securities	8.3%
Convertible Preferred Stocks	4.5%
Preferred Stocks	0.6%

Bonds	30.9%
Corporate Bonds	30.9%

Short-Term Investments & Other Net Assets	11.1%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +3.11% cumulative total return. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a total return of +4.40%.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, returned +2.06%.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.00	2.29	2.80	3.43	3.31
December	3.00	2.30	2.80	3.42	3.30
January	3.00	2.30	2.80	3.42	3.30
February	3.00	2.30	2.80	3.42	3.30
March	3.00	2.33	2.80	3.38	3.30
April	3.00	2.33	2.80	3.38	3.30
Total	18.00	13.85	16.80	20.45	19.81

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors. For purposes of pursuing our investment goal, we may enter into various equity-related transactions involving derivative instruments. We may also invest in equity-linked notes, which are hybrid derivative-type instruments specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 39.

4 | Semiannual Report franklintempleton.com

FRANKLIN BALANCED FUND

Manager’s Discussion

During the six months under review, we continued to strategically shift the Fund’s asset mix seeking to manage risks, and our equity holdings declined while our fixed income holdings increased. The Fund’s equity weighting fell to 58.0% from 64.4% of total net assets, and the Fund’s fixed income weighting rose to 30.9% from 29.8%. Our cash position rose during the period to 11.1% from 5.8% of total net assets.

The Fund’s equity holdings performed in line with the S&P 500 during the period. The Fund’s equity information technology, consumer discretionary and consumer staples sector positions performed well. In contrast, our equity energy, materials and utilities sector positions were weak performers.

Our equity-linked security in computer and personal electronics maker Apple was a leading contributor in the equity information technology sector. The company experienced record revenues in its second fiscal quarter based on strong iPhone, Mac and App Store sales. Other notable sector contributors included Analog Devices, Cisco Systems and an equity-linked security in Freescale Semiconductor.

In the equity consumer discretionary sector, big-box retailer Target was able to overcome negative sentiment associated with the company’s disappointing expansion into Canada and the data breach it suffered in December 2013. Home improvement products retailer Lowe’s generated sales growth across all regions of the country in its first fiscal quarter.2 Auto manufacturer General Motors put a period of failed recalls and fatalities behind it by focusing on improving its operational efficiency and taking steps to build shareholder value.

Notable equity contributors from other sectors included Walgreens Boots Alliance, The Boeing Co. and an equity-linked security in LyondellBasell Industries.

The slowing global economy outside North America and growing production led to excess supply in oil, coal, copper and iron ore and contributed to an energy price decline in 2014’s fourth quarter. This collapse drove a substantial amount of the underperformance in the Fund’s equity energy and materials sectors and placed significant pressure on the Fund’s share price during the period.

Top Five Equity Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Schlumberger Ltd., ord. & equity linked	1.4%
Energy
Target Corp.	1.4%
Consumer Discretionary
Intel Corp., ord. & equity linked	1.4%
Information Technology
General Electric Co., ord. & equity linked	1.4%
Industrials
Cisco Systems Inc., ord. & equity linked	1.3%
Information Technology

Major equity energy detractors included exploration and production companies Rex Energy, Chesapeake Energy2 and Sanchez Energy and oilfield services companies Schlumberger and Halliburton. Falling copper and iron ore prices weighed on our equity materials sector positions, which included BHP Billiton and Rio Tinto and an equity-linked security in Freeport-McMoRan.

Notable equity detractors from other sectors included Caterpillar, QUALCOMM and Johnson & Johnson.

Within fixed income, we continued to focus on corporate bonds, which helped Fund performance. Although fixed income markets experienced volatility and credit spreads widened during the period, we believed the sector’s fundamentals remained solid. Leverage increased but did not reach levels associated with the end of the business cycle. Investment-grade corporate bonds, as measured by the Barclays U.S. Aggregate Bond Index, outperformed Treasuries, agencies, mortgage-backed securities and other securitized products during the period. In this environment, we found valuations that presented what we considered opportunities to add modest exposure at attractive prices. Our industry positioning and security selection within the corporate bond side of the portfolio benefited Fund results. Major fixed income contributors included the banking, consumer non-cyclical and real estate investment trust sectors.3 In contrast, the basic industry, finance companies and capital goods sectors weighed on performance.4

2. No longer held at period-end.
3. Banking holdings are in financials in the fixed income section of the SOI. Consumer non-cyclical holdings are in consumer staples and health care in the fixed income section of the SOI. Real estate investment trust holdings are in financials in the fixed income section of the SOI.
4. Basic industry holdings are in energy and materials in the fixed income section of the SOI. Finance companies are in financials in the fixed income section of the SOI.
Capital goods holdings are in industrials and materials in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Semiannual Report | 5

FRANKLIN BALANCED FUND

Top Five Bond Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Morgan Stanley	0.9%
Financials
Bank of America Corp.	0.9%
Financials
Citigroup Inc.	0.9%
Financials
Valeant Pharmaceuticals International Inc.	0.9%
Health Care
Energy Transfer Partners LP	0.8%
Energy

We continued to find what we considered opportunities in the fixed income banking sector during the period, as we believed the sector could benefit from potential interest rate changes that may result in higher margins. Financial services provider Citigroup benefited from growth in its loans and deposits and its focus on keeping expenses low. Other sector contributors included Wells Fargo & Co. and Royal Bank of Scotland Group.

One of the Fund’s new acquisitions during the period, medical device developer Medtronic, was a notable performer among fixed income consumer non-cyclicals. The company successfully integrated health care products company Covidien during the period. The merged company experienced revenue growth from its cardiac and vascular, minimally invasive therapies, restorative therapies and diabetes business lines. Other sector contributors included Mondelez International and Valeant Pharmaceuticals International.

Notable fixed income contributors from other sectors included Dollar General, Freescale Semiconductor and Nippon Life Insurance.

The commodity price collapse during the period also negatively impacted our fixed income results. Coal company Peabody Energy and copper and gold miner Freeport-McMoRan in basic industry detracted from Fund performance, as did oil and gas services companies Weatherford International and Chesapeake Energy in energy. We strategically introduced some new energy positions during the period as valuations became attractive in our view. At period-end, we viewed our energy holdings favorably, believing they should be more tied to recently stabilized energy prices rather than potential interest rate moves.

Among fixed income finance companies, Navient, which services and collects student loans, lost value. Airplane and train manufacturer Bombardier, in the capital goods sector, was another detractor.

The Fund used derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Fund returns and more efficiently enter and exit stock positions at prices the Fund deems attractive. None of these positions had a material impact on performance. We were comfortable with the Fund’s rising cash position during the period, as we believed it helped reduce volatility and enabled us to invest opportunistically at times when the markets retreated.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6 | Semiannual Report franklintempleton.com

FRANKLIN BALANCED FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FBLAX)	$11.88	$11.86	+$	0.02
C (FBMCX)	$11.78	$11.77	+$	0.01
R (N/A)	$11.90	$11.89	+$	0.01
R6 (FBFRX)	$11.90	$11.89	+$	0.01
Advisor (FBFZX)	$11.90	$11.88	+$	0.02

Distributions (11/1/14–4/30/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1800	$0.1574		$0.3374
C	$0.1385	$0.1574		$0.2959
R	$0.1680	$0.1574		$0.3254
R6	$0.2045	$0.1574		$0.3619
Advisor	$0.1981	$0.1574		$0.3555

franklintempleton.com

Semiannual Report | 7

FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/15)[5]	Operating Expenses[6]
A					1.09%
6-Month	+3.11%	-2.79%	$9,721
1-Year	+5.67%	-0.43%	$9,957	+0.03%
5-Year	+56.88%	+8.14%	$14,789	+8.39%
Since Inception (7/3/06)	+75.47%	+5.87%	$16,538	+5.80%
C					1.79%
6-Month	+2.68%	+1.68%	$10,168
1-Year	+4.88%	+3.88%	$10,388	+4.35%
5-Year	+51.42%	+8.65%	$15,142	+8.90%
Since Inception (7/3/06)	+65.01%	+5.84%	$16,501	+5.78%
R					1.29%
6-Month	+2.91%	+2.91%	$10,291
1-Year	+5.36%	+5.36%	$10,536	+5.83%
5-Year	+55.36%	+9.21%	$15,536	+9.44%
Since Inception (7/3/06)	+72.71%	+6.39%	$17,271	+6.33%
R6					0.68%
6-Month	+3.23%	+3.23%	$10,323
1-Year	+6.18%	+6.18%	$10,618	+6.57%
Since Inception (5/1/13)	+18.63%	+8.93%	$11,863	+8.74%
Advisor					0.79%
6-Month	+3.26%	+3.26%	$10,326
1-Year	+5.98%	+5.98%	$10,598	+6.45%
5-Year	+59.32%	+9.76%	$15,932	+10.01%
Since Inception (7/3/06)	+80.23%	+6.90%	$18,023	+6.84%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.86%	1.85%	1.84%
C	2.37%	1.27%	1.26%
R	2.82%	1.77%	1.75%
R6	3.41%	2.37%	2.36%
Advisor	3.33%	2.26%	2.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/15.
8. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com Semiannual Report | 9

FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

10 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,031.10	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31
C
Actual	$1,000	$1,026.80	$8.84
Hypothetical (5% return before expenses)	$1,000	$1,016.07	$8.80
R
Actual	$1,000	$1,029.10	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
R6
Actual	$1,000	$1,032.30	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Advisor
Actual	$1,000	$1,032.60	$3.83
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.06%;
C: 1.76%; R: 1.26%; R6: 0.66%; and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 11

Franklin Convertible Securities Fund

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +2.48% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +4.18% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically, we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock —we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Electronic Arts Inc.	2.9%
Information Technology
Novellus Systems Inc.	2.3%
Information Technology
Omnicare Inc.	2.3%
Health Care
Forest City Enterprises Inc.	2.2%
Financials
Palo Alto Networks Inc.	2.1%
Information Technology
Jarden Corp.	2.1%
Consumer Discretionary
Trulia Inc.	2.1%
Information Technology
Salix Pharmaceuticals Ltd.	2.1%
Health Care
Salesforce.com Inc.	2.0%
Information Technology
ServiceNow Inc.	2.0%
Information Technology

1. Source: BofA Merrill Lynch.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 50.

12 | Semiannual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the six months under review. Investments in the health care, information technology (IT), telecommunication services and consumer staples sectors accounted for the bulk of the Fund’s total return. Among health care sector holdings, pharmaceuticals firms BioMarin Pharmaceutical, Mylan and Salix Pharmaceuticals were top contributors. Within IT, the Fund’s holdings of convertible notes issued by video game company Electronic Arts, network security firm Palo Alto Networks and semiconductor manufacturer Microchip Technology2 enjoyed some of the largest gains. In the telecommunication services sector, a new position in convertible preferred shares of wireless network operator T-Mobile US was a top contributor. Post Holdings, which specializes in cereals and granola, was a key consumer staples contributor.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. By sector, energy, materials and consumer discretionary detracted from performance. The slowing global economy outside North America and growing production led to excess supply in oil, coal and iron ore and contributed to a decline in energy prices in 2014’s fourth quarter. This collapse drove a substantial amount of the underperformance in the Fund’s energy and materials sectors. On an individual security basis, key detractors included SandRidge Energy convertible preferred shares, Iconix Brand Group convertible notes and Rex Energy convertible preferred shares. Holdings of flash memory manufacturer Sandisk and Pacira Pharmaceuticals also hurt Fund performance.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. One security sold and another purchased during the period.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Semiannual Report | 13

FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FISCX)	$18.54	$18.97	-$	0.43
C (FROTX)	$18.29	$18.73	-$	0.44
R6 (N/A)	$18.55	$18.99	-$	0.44
Advisor (FCSZX)	$18.54	$18.98	-$	0.44

Distributions (11/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1770	$0.1578		$0.5215	$0.8563
C	$0.1094	$0.1578		$0.5215	$0.7887
R6	$0.2138	$0.1578		$0.5215	$0.8931
Advisor	$0.2016	$0.1578		$0.5215	$0.8809

14 | Semiannual Report

franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (3/31/15)[5]	Operating Expenses[6]
A					0.88%
6-Month	+2.48%	-3.42%	$9,658
1-Year	+5.20%	-0.87%	$9,913	-2.10%
5-Year	+58.50%	+8.36%	$14,938	+8.91%
10-Year	+111.16%	+7.13%	$19,906	+6.77%
C					1.63%
6-Month	+2.07%	+1.10%	$10,110
1-Year	+4.38%	+3.39%	$10,339	+2.10%
5-Year	+52.62%	+8.82%	$15,262	+9.37%
10-Year	+95.91%	+6.96%	$19,591	+6.60%
R6					0.51%
6-Month	+2.63%	+2.63%	$10,263
1-Year	+5.55%	+5.55%	$10,555	+4.31%
Since Inception (3/4/14)	+2.74%	+2.37%	$10,274	+1.93%
Advisor[7]					0.63%
6-Month	+2.56%	+2.56%	$10,256
1-Year	+5.43%	+5.43%	$10,543	+4.13%
5-Year	+60.41%	+9.91%	$16,041	+10.48%
10-Year	+114.92%	+7.95%	$21,492	+7.60%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.64%	1.40%	1.40%
C	1.02%	0.75%	0.75%
R6	2.12%	1.86%	1.86%
Advisor	2.01%	1.74%	1.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Semiannual Report | 15

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+63.86% and +7.35%.
8. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 4/30/15.
9. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

16 | Semiannual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Semiannual Report | 17

FRANKLIN CONVERTIBLE SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,024.80	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.53	$4.31
C
Actual	$1,000	$1,020.70	$8.07
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.05
R6
Actual	$1,000	$1,026.30	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.32	$2.51
Advisor
Actual	$1,000	$1,025.60	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.61%; R6: 0.50%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Semiannual Report franklintempleton.com

Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +3.50% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +4.40% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +2.96% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 4/30/15, this category consisted of 514 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 59.

franklintempleton.com Semiannual Report | 19

FRANKLIN EQUITY INCOME FUND

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.90	2.42	3.41	4.64	4.40
December**	26.44	24.92	25.94	27.17	26.94
January	3.90	2.38	3.40	4.63	4.40
February	3.90	2.38	3.40	4.63	4.40
March	3.90	2.52	3.43	4.59	4.37
April	3.90	2.52	3.43	4.59	4.37
Total	45.94	37.14	43.01	50.25	48.88

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 22.54 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the six months under review. Key contributing sectors included consumer discretionary, information technology (IT), industrials and health care.

Within the consumer discretionary sector, specialty retailer L Brands, multiline retailer Target and Internet retailer Amazon.com led results. Among IT holdings, communications equipment company Cisco Systems, semiconductor and semiconductor equipment maker Maxim Integrated Products and software firm CA were key contributors. Aerospace and defense firm The Boeing Co.3 and waste management company Republic Services were leading contributors in the industrials sector. Top-performing health care sector holdings included pharmaceuticals firms Pfizer and Eli Lilly & Co. Other standout performers included Starwood Hotels & Resorts Worldwide and investment manager BlackRock.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Microsoft Corp.	2.3%
Information Technology
Cisco Systems Inc.	2.3%
Information Technology
Ford Motor Co.	2.3%
Consumer Discretionary
BlackRock Inc.	2.2%
Financials
L Brands Inc.	2.2%
Consumer Discretionary
NIKE Inc., B	2.1%
Consumer Discretionary
Target Corp.	2.1%
Consumer Discretionary
Starwood Hotels & Resorts Worldwide Inc.	2.1%
Consumer Discretionary
Sanofi, ADR (France)	2.1%
Health Care
JPMorgan Chase & Co.	2.1%
Financials

The slowing global economy outside North America and growing production led to excess supply in oil, coal and iron ore and contributed to a decline in commodity prices in 2014’s fourth quarter. This collapse drove a substantial amount of the underperformance in the Fund’s energy and materials sectors. Copper and gold miner Freeport-McMoRan and aluminum producer Alcoa were notable detractors. Energy firms Royal Dutch Shell, Chesapeake Energy, Exxon Mobil and HollyFrontier also posted losses. Other key detractors included hotel and casino operator Wynn Resorts3 and heavy equipment manufacturer Caterpillar.

3. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

20 | Semiannual Report franklintempleton.com

FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com Semiannual Report | 21

FRANKLIN EQUITY INCOME FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FISEX)	$23.18	$23.93	-$	0.75
C (FRETX)	$23.05	$23.79	-$	0.74
R (FREIX)	$23.18	$23.93	-$	0.75
R6 (N/A)	$23.20	$23.95	-$	0.75
Advisor (FEIFX)	$23.21	$23.96	-$	0.75

Distributions (11/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.4594	$0.2690		$0.7955	$1.5239
C	$0.3714	$0.2690		$0.7955	$1.4359
R	$0.4301	$0.2690		$0.7955	$1.4946
R6	$0.5025	$0.2690		$0.7955	$1.5670
Advisor	$0.4888	$0.2690		$0.7955	$1.5533

22 | Semiannual Report

franklintempleton.com

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual
					Total Annual Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					0.87%	0.87%
6-Month	+3.50%	-2.45%	$9,755
1-Year	+7.36%	+1.19%	$10,119	+0.88%
5-Year	+76.99%	+10.78%	$16,685	+10.96%
10-Year	+81.48%	+5.52%	$17,106	+5.27%
C					1.62%	1.62%
6-Month	+3.18%	+2.21%	$10,221
1-Year	+6.60%	+5.60%	$10,560	+5.27%
5-Year	+70.49%	+11.26%	$17,049	+11.45%
10-Year	+68.48%	+5.35%	$16,848	+5.11%
R					1.12%	1.12%
6-Month	+3.37%	+3.37%	$10,337
1-Year	+7.09%	+7.09%	$10,709	+6.76%
5-Year	+74.66%	+11.80%	$17,466	+11.99%
10-Year	+76.78%	+5.86%	$17,678	+5.62%
R6					0.50%	1.78%
6-Month	+3.69%	+3.69%	$10,369
1-Year	+7.75%	+7.75%	$10,775	+7.41%
Since Inception (5/1/13)	+29.70%	+13.91%	$12,970	+13.89%
Advisor[7]					0.62%	0.62%
6-Month	+3.63%	+3.63%	$10,363
1-Year	+7.63%	+7.63%	$10,763	+7.34%
5-Year	+79.28%	+12.38%	$17,928	+12.58%
10-Year	+84.82%	+6.33%	$18,482	+6.09%

		30-Day Standardized Yield[9]
	Distribution
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.90%	2.10%	2.10%
C	1.31%	1.49%	1.49%
R	1.78%	1.98%	1.98%
R6	2.37%	2.60%	2.60%
Advisor	2.26%	2.48%	2.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com Semiannual Report | 23

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+55.35% and +6.53%.
8. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/15.
9. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

24 | Semiannual Report franklintempleton.com

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 25

FRANKLIN EQUITY INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,035.00	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36
C
Actual	$1,000	$1,031.80	$8.16
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10
R
Actual	$1,000	$1,033.70	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61
R6
Actual	$1,000	$1,036.90	$2.53
Hypothetical (5% return before expenses)	$1,000	$1,022.32	$2.51
Advisor
Actual	$1,000	$1,036.30	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.11

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.62%; R: 1.12%; R6: 0.50%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

26 | Semiannual Report

franklintempleton.com

Franklin Real Return Fund

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. The managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Includes Senior Floating Rate Interests.
***In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -1.69% cumulative total return. In comparison, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, posted a +1.28% total return.1 Also for comparison, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, declined 0.35% for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

Manager’s Discussion

The economy grew slowly during the period. Growth in the fourth quarter of 2014 stemmed from greater spending by consumers, businesses, and state and local governments. Economic activity moderated in 2015’s first quarter, however, partly because of an ongoing energy price collapse, shrinking exports and weaker business spending. Despite the slowdown, home prices and sales increased while mortgage rates fell.

Near period-end, the Fed noted it expected economic activity would expand at a moderate pace with appropriate policy accommodation. The Fed also stated it would raise interest rates when inflation and employment data met its expectations.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
2. Source: Bureau of Labor Statistics, bls.gov/cpi.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 66.

franklintempleton.com Semiannual Report | 27

FRANKLIN REAL RETURN FUND

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	1.34	1.03	1.64	1.54
December	5.64	5.31	6.01	5.88
January**	—	—	—	—
February**	—	—	—	—
March**	—	—	—	—
April**	—	—	—	—
Total	6.98	6.34	7.65	7.42

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

We invested the Fund’s assets in the allowable sectors during the period under review. At period-end, half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to foreign government and agency securities, senior secured floating rate loans, natural resources, exchange-traded funds and short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

During the period, we increased the Fund’s allocations to foreign government debt securities and TIPS. In contrast, we decreased the Fund’s allocations in real estate investment trusts (REITs) and natural resources. Our allocations to high yield corporate credit and corporate loans remained about the same. The Fund’s heaviest allocations were in TIPS and foreign government debt securities.

The Fund’s investments in foreign government bonds and REITs helped results. In contrast, the Fund’s positions in non-U.S. dollar holdings, natural resources stocks and TIPS hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28 | Semiannual Report franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FRRAX)	$10.41	$10.66	-$	0.25
C (FRRCX)	$10.33	$10.59	-$	0.26
R6 (FRRRX)	$10.45	$10.68	-$	0.23
Advisor (FARRX)	$10.44	$10.68	-$	0.24

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.0698
C	$0.0634
R6	$0.0765
Advisor	$0.0742

franklintempleton.com

Semiannual Report | 29

FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A				0.92%	1.12%
6-Month	-1.69%	-5.84%
1-Year	-2.55%	-6.66%	-6.84%
5-Year	+7.85%	+0.64%	+0.63%
10-Year	+40.92%	+3.04%	+3.01%
C				1.32%	1.52%
6-Month	-1.86%	-2.83%
1-Year	-3.04%	-3.99%	-4.14%
5-Year	+5.72%	+1.12%	+1.09%
Since Inception (11/03/08)	+22.04%	+3.12%	+2.97%
R6				0.54%	0.72%
6-Month	-1.43%	-1.43%
1-Year	-2.25%	-2.25%	-2.40%
Since Inception (5/1/13)	-0.46%	-0.23%	-0.89%
Advisor				0.67%	0.87%
6-Month	-1.55%	-1.55%
1-Year	-2.35%	-2.35%	-2.40%
5-Year	+9.20%	+1.78%	+1.76%
10-Year	+44.44%	+3.75%	+3.73%

		30-Day Standardized Yield[7]
	Distribution
Share Class	Rate[6]	(with waiver)	(without waiver)
A	0.00%	0.96%	0.75%
C	0.00%	0.61%	0.39%
R6	0.00%	1.38%	1.20%
Advisor	0.00%	1.25%	1.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

30 | Semiannual Report franklintempleton.com

FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 4/30/15.
7. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com

Semiannual Report | 31

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

32 | Semiannual Report

franklintempleton.com

FRANKLIN REAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$983.10	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51
C
Actual	$1,000	$981.40	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.46
R6
Actual	$1,000	$985.70	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56
Advisor
Actual	$1,000	$984.50	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.29%; R6: 0.51%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 33

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Balanced Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.86	$11.43	$10.64	$9.87	$9.61	$8.55
Income from investment operations[a]:
Net investment income[b]	0.12	0.31 [c]	0.27	0.30	0.32	0.31
Net realized and unrealized gains (losses)	0.24	0.65	1.02	0.83	0.30	1.11
Total from investment operations	0.36	0.96	1.29	1.13	0.62	1.42
Less distributions from:
Net investment income	(0.18)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.34)	(0.53)	(0.50)	(0.36)	(0.36)	(0.36)
Net asset value, end of period	$11.88	$11.86	$11.43	$10.64	$9.87	$9.61

Total return[e]	3.11%	8.66%	12.51%	11.70%	6.51%	16.95%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.07%	1.09%	1.12%	1.15%	1.17%	1.23%
Expenses net of waiver and payments by
affiliates	1.06%[g]	1.09%[g]	1.10%[g]	1.01%	1.01%	1.02%
Net investment income	2.09%	2.64%[c]	2.51%	2.95%	3.27%	3.44%

Supplemental data
Net assets, end of period (000’s)	$2,365,438	$2,053,623	$1,354,710	$627,287	$218,625	$146,699
Portfolio turnover rate	19.44%	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

34 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.77	$11.34	$10.57	$9.81	$9.54	$8.49
Income from investment operations[a]:
Net investment income[b]	0.08	0.23 [c]	0.20	0.23	0.25	0.24
Net realized and unrealized gains (losses)	0.23	0.65	0.99	0.82	0.31	1.11
Total from investment operations	0.31	0.88	1.19	1.05	0.56	1.35
Less distributions from:
Net investment income	(0.14)	(0.28)	(0.28)	(0.29)	(0.29)	(0.30)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.30)	(0.45)	(0.42)	(0.29)	(0.29)	(0.30)
Net asset value, end of period	$11.78	$11.77	$11.34	$10.57	$9.81	$9.54

Total return[e]	2.68%	7.97%	11.62%	10.91%	5.91%	16.12%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.77%	1.79%	1.82%	1.85%	1.87%	1.92%
Expenses net of waiver and payments by
affiliates	1.76%[g]	1.79%[g]	1.80%[g]	1.71%	1.71%	1.71%
Net investment income	1.39%	1.94%[c]	1.81%	2.25%	2.57%	2.75%

Supplemental data
Net assets, end of period (000’s)	$581,361	$492,514	$354,359	$187,991	$85,302	$47,219
Portfolio turnover rate	19.44%	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 35

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.89	$11.45	$10.66	$9.89	$9.62	$8.56
Income from investment operations[a]:
Net investment income[b]	0.11	0.29 [c]	0.26	0.29	0.31	0.28
Net realized and unrealized gains (losses)	0.23	0.66	1.01	0.82	0.30	1.12
Total from investment operations	0.34	0.95	1.27	1.11	0.61	1.40
Less distributions from:
Net investment income	(0.17)	(0.34)	(0.34)	(0.34)	(0.34)	(0.34)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.33)	(0.51)	(0.48)	(0.34)	(0.34)	(0.34)
Net asset value, end of period	$11.90	$11.89	$11.45	$10.66	$9.89	$9.62

Total return[e]	2.91%	8.51%	12.26%	11.46%	6.39%	16.70%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.27%	1.29%	1.32%	1.35%	1.37%	1.42%
Expenses net of waiver and payments by
affiliates	1.26%[g]	1.29%[g]	1.30%[g]	1.21%	1.21%	1.21%
Net investment income	1.89%	2.44%[c]	2.31%	2.75%	3.07%	3.25%

Supplemental data
Net assets, end of period (000’s)	$4,728	$3,598	$3,253	$2,378	$1,928	$677
Portfolio turnover rate	19.44%	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

36 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.89	$11.45	$11.08
Income from investment operations[b]:
Net investment income[c]	0.16	0.37 [d]	0.19
Net realized and unrealized gains (losses)	0.21	0.65	0.38
Total from investment operations	0.37	1.02	0.57
Less distributions from:
Net investment income	(0.20)	(0.41)	(0.20)
Net realized gains	(0.16)	(0.17)	—
Total distributions	(0.36)	(0.58)	(0.20)
Net asset value, end of period	$11.90	$11.89	$11.45

Total return[e]	3.23%	9.29%	5.15%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.69%	0.68%	1.82%
Expenses net of waiver and payments by affiliates[g]	0.66%	0.68%	0.70%
Net investment income	2.49%	3.05%[d]	2.91%

Supplemental data
Net assets, end of period (000’s)	$207	$513	$5
Portfolio turnover rate	19.44%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 37

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.88	$11.45	$10.66	$9.89	$9.62	$8.56
Income from investment operations[a]:
Net investment income[b]	0.14	0.35 [c]	0.30	0.34	0.35	0.34
Net realized and unrealized gains (losses)	0.24	0.65	1.02	0.82	0.31	1.11
Total from investment operations	0.38	1.00	1.32	1.16	0.66	1.45
Less distributions from:
Net investment income	(0.20)	(0.40)	(0.39)	(0.39)	(0.39)	(0.39)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.36)	(0.57)	(0.53)	(0.39)	(0.39)	(0.39)
Net asset value, end of period	$11.90	$11.88	$11.45	$10.66	$9.89	$9.62

Total return[e]	3.26%	8.97%	12.82%	12.01%	6.93%	17.30%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.77%	0.79%	0.82%	0.85%	0.87%	0.92%
Expenses net of waiver and payments by
affiliates	0.76%[g]	0.79%[g]	0.80%[g]	0.71%	0.71%	0.71%
Net investment income	2.39%	2.94%[c]	2.81%	3.25%	3.57%	3.75%

Supplemental data
Net assets, end of period (000’s)	$56,189	$41,494	$68,201	$13,779	$7,477	$3,299
Portfolio turnover rate	19.44%	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

38 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Balanced Fund
	Country	Shares	Value
Common Stocks 44.6%
Consumer Discretionary 4.9%
Comcast Corp., A	United States	500,000	$28,880,000
Ford Motor Co.	United States	1,800,000	28,440,000
General Motors Co.	United States	750,000	26,295,000
Starwood Hotels & Resorts Worldwide Inc.	United States	250,000	21,487,500
Target Corp.	United States	550,000	43,356,500
			148,459,000
Consumer Staples 1.7%
PepsiCo Inc.	United States	265,000	25,206,800
Walgreens Boots Alliance Inc.	United States	300,000	24,879,000
			50,085,800
Energy 4.5%
Anadarko Petroleum Corp.	United States	250,000	23,525,000
BP PLC, ADR	United Kingdom	400,000	17,264,000
Chevron Corp.	United States	250,000	27,765,000
Halliburton Co.	United States	600,000	29,370,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	200,000	12,686,000
Schlumberger Ltd.	United States	265,000	25,071,650
			135,681,650
Financials 2.7%
Bank of America Corp.	United States	1,000,000	15,930,000
JPMorgan Chase & Co.	United States	300,000	18,978,000
MetLife Inc.	United States	557,270	28,582,378
[a]Virtu Financial Inc., A	United States	75,100	1,606,389
Wells Fargo & Co.	United States	300,000	16,530,000
			81,626,767
Health Care 4.5%
Amgen Inc.	United States	175,000	27,634,250
Eli Lilly & Co.	United States	425,000	30,544,750
Johnson & Johnson	United States	250,000	24,800,000
Pfizer Inc.	United States	700,000	23,751,000
Sanofi, ADR	France	600,000	30,330,000
			137,060,000
Industrials 7.2%
The Boeing Co.	United States	210,000	30,101,400
Caterpillar Inc.	United States	300,000	26,064,000
General Electric Co.	United States	975,000	26,403,000
Lockheed Martin Corp.	United States	75,000	13,995,000
Northrop Grumman Corp.	United States	125,000	19,255,000
Raytheon Co.	United States	300,000	31,200,000
Republic Services Inc.	United States	700,000	28,441,000
United Parcel Service Inc., B	United States	250,000	25,132,500
Waste Management Inc.	United States	300,000	14,859,000
			215,450,900

franklintempleton.com Semiannual Report | 39

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Information Technology 7.1%
Analog Devices Inc.	United States	450,000	$27,828,000
Cisco Systems Inc.	United States	800,000	23,064,000
Intel Corp.	United States	600,000	19,530,000
Maxim Integrated Products Inc.	United States	650,000	21,339,500
Microsoft Corp.	United States	600,000	29,184,000
QUALCOMM Inc.	United States	500,000	34,000,000
Texas Instruments Inc.	United States	600,000	32,526,000
Xilinx Inc.	United States	600,000	26,016,000
			213,487,500
Materials 5.5%
Agrium Inc.	Canada	200,000	20,726,000
BHP Billiton Ltd., ADR	Australia	300,000	15,387,000
The Dow Chemical Co.	United States	600,000	30,600,000
E. I. du Pont de Nemours and Co.	United States	450,000	32,940,000
The Mosaic Co.	United States	568,742	25,024,648
Praxair Inc.	United States	200,000	24,386,000
Rio Tinto PLC, ADR	United Kingdom	400,000	17,916,000
			166,979,648
Telecommunication Services 2.2%
AT&T Inc.	United States	800,000	27,712,000
Verizon Communications Inc.	United States	750,000	37,830,000
			65,542,000
Utilities 4.3%
Duke Energy Corp.	United States	400,000	31,028,000
Exelon Corp.	United States	500,000	17,010,000
PG&E Corp.	United States	500,000	26,460,000
The Southern Co.	United States	600,000	26,580,000
Xcel Energy Inc.	United States	800,000	27,128,000
			128,206,000
Total Common Stocks (Cost $1,153,234,265)			1,342,579,265
[b]Equity-Linked Securities 8.3%
Consumer Staples 0.6%
[c]Wells Fargo & Co. into Whole Foods Market Inc., 7.00%, 144A	United States	400,000	17,430,800
Energy 0.6%
[c,d]Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	200,000	18,519,800
Financials 0.4%
[c]The Goldman Sachs Group Inc. into Citigroup Inc., 5.00%, 144A	United States	212,000	11,028,134
Industrials 0.5%
[c]The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	600,000	16,308,300
Information Technology 4.3%
[c]Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	170,000	21,369,850
[c]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	543,000	15,739,615
[c]Credit Suisse New York into Freescale Semiconductor Ltd., 7.00%, 144A	United States	771,000	20,409,295
[c]Credit Suisse New York into Intel Corp., 6.00%, 144A	United States	800,000	23,516,800
[c]Credit Suisse New York into Yahoo! Inc., 7.00%, 144A	United States	492,000	20,845,843
[c]JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	50,000	26,568,450
			128,449,853

40 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value
[b]Equity-Linked Securities (continued)
Materials 1.9%
[c]Credit Suisse New York into LyondellBasell Industries NV, A, 6.00%, 144A	United States	272,000	$28,160,976
[c]Morgan Stanley into Rio Tinto PLC, 7.50%, 144A	United Kingdom	260,000	11,848,980
[c,d]Royal Bank of Canada into Alcoa Inc., 7.00%, 144A	United States	1,000,000	13,666,800
[c]Wells Fargo & Co. into Freeport-McMoRan Inc., 7.50%, 144A	United States	192,000	4,599,245
			58,276,001
Total Equity-Linked Securities (Cost $242,754,107)			250,012,888
Convertible Preferred Stocks 4.5%
Energy 0.5%
[c]Penn Virginia Corp., 6.00%, cvt. pfd., 144A	United States	75,000	4,766,250
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	115,000	5,177,300
Sanchez Energy Corp., 4.875%, cvt. pfd.	United States	60,000	2,418,750
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	90,000	3,897,900
			16,260,200
Financials 1.7%
American Tower Corp., 5.50%, cvt. pfd.	United States	350,000	35,910,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	15,234,375
			51,144,375
Health Care 0.3%
Actavis PLC, 5.50%, cvt. pfd.	United States	7,500	7,504,950
Industrials 0.2%
United Technologies Corp., 7.50%, cvt. pfd.	United States	93,800	5,517,316
Utilities 1.8%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	350,000	19,834,500
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	238,900	11,861,385
Exelon Corp., 6.50%, cvt. pfd.	United States	100,000	4,927,000
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	100,000	6,633,500
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	200,000	11,378,000
			54,634,385
Total Convertible Preferred Stocks (Cost $139,309,561)			135,061,226
Preferred Stocks 0.6%
Financials 0.6%
Ally Financial Inc., 8.50%, pfd., A	United States	120,300	3,187,950
Citigroup Capital XIII, 8.75%, pfd.	United States	37,000	957,930
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,091,000
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,860,000
Total Preferred Stocks (Cost $15,605,532)			17,096,880

		Principal
		Amount*

Corporate Bonds 30.9%
Consumer Discretionary 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.75%, 1/15/24	United States	10,000,000	10,150,000
[c]senior note, 144A, 5.875%, 5/01/27	United States	10,000,000	9,937,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%,
1/15/25	United States	11,700,000	11,925,740

franklintempleton.com Semiannual Report | 41

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	5,500,000	$5,403,750
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	14,644,365
[c]Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	3,400,000	3,442,500
Ford Motor Credit Co. LLC, senior note, 3.00%, 6/12/17	United States	6,000,000	6,174,018
[c]Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,112,500
[c]Tiffany & Co., senior bond, 144A, 4.90%, 10/01/44	United States	7,000,000	7,056,028
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,341,250
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	4,000,000	4,139,849
			95,327,500
Consumer Staples 2.0%
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	10,242,580
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	10,000,000	10,130,590
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	16,098,585
Sysco Corp., senior bond, 4.35%, 10/02/34	United States	10,000,000	10,262,650
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,646,532
			59,380,937
Energy 5.2%
[c]Antero Resources Corp., senior note, 144A, 5.625%, 6/01/23	United States	10,000,000	10,250,000
[c]California Resources Corp., senior bond, 144A, 6.00%, 11/15/24	United States	10,000,000	9,462,500
Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	7,500,000	7,237,500
Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	15,000,000	14,486,400
[c]Enable Midstream Partners LP, senior note, 144A, 3.90%, 5/15/24	United States	9,700,000	9,394,091
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	24,856,125
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,476,449
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	13,140,056
Linn Energy LLC/Finance Corp., senior note, 6.50%, 5/15/19	United States	11,500,000	10,091,250
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	9,566,578
[c]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	7,000,000	5,950,000
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.75%, 5/15/24	United States	13,200,000	13,398,000
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	3,656,612
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,737,175
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	14,953,230
			156,655,966
Financials 10.7%
[e]Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,356,250
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,850,000
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	14,000,000	14,031,402
Citigroup Inc.,
[e]junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	14,939,055
sub. bond, 5.50%, 9/13/25	United States	10,000,000	11,220,020
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,648,160
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	14,568,750
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	22,096,828
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,163,210
[c,f]ING Bank NV, senior note, 144A, FRN, 1.907%, 9/25/15	Netherlands	5,000,000	5,029,575
[e]JPMorgan Chase & Co.,
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,805,000
junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,675,000

42 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Financials (continued)
[c]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	$7,827,927
[c]Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,098,676
Morgan Stanley,
[e]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	10,981,750
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,322,305
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	14,625,000
[c]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to10/16/24, FRN thereafter,
10/16/44	Japan	15,000,000	16,391,025
[e]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	12,000,000	11,715,000
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,793,296
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,450,000
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,468,795
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	4,000,000	4,442,500
5.125%, 5/28/24	United Kingdom	10,400,000	10,744,500
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	8,078,525
[f]U.S. Bank NA, sub. note, FRN, 2.282%, 4/29/20	United States	4,500,000	4,500,000
[e]Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter,
Perpetual	United States	15,000,000	16,012,500
			322,835,049
Health Care 3.3%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	12,146,160
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,712,270
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,310,700
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,840,000
[c]Medtronic Inc., senior bond, 144A, 4.375%, 3/15/35	United States	15,000,000	15,875,490
Thermo Fisher Scientific Inc., senior note, 2.40%, 2/01/19	United States	12,000,000	12,145,464
[c]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	6,536,250
senior note, 144A, 6.75%, 8/15/18	United States	10,400,000	11,037,000
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	8,517,875
			100,121,209
Industrials 1.1%
[c]Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,666,140	7,049,443
[c]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,335,076
[c]Bombardier Inc., senior note, 144A, 6.00%, 10/15/22	Canada	5,000,000	4,750,000
[e]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22,
FRN thereafter, Perpetual	United States	8,000,000	9,330,000
			33,464,519
Information Technology 0.9%
[c]Freescale Semiconductor Inc.,
secured note, 144A, 5.00%, 5/15/21	United States	8,500,000	9,073,750
senior secured note, 144A, 6.00%, 1/15/22	United States	6,100,000	6,605,141
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	9,888,810
			25,567,701

franklintempleton.com

Semiannual Report | 43

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials 1.3%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%,
1/15/23	United States	5,000,000	$5,050,000
[c]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%,
3/01/22	Australia	12,500,000	12,959,688
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	6,599,320
[c]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	10,000,000	10,102,070
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,003,732
			38,714,810
Telecommunication Services 1.8%
[d]AT&T Inc., senior bond, 4.75%, 5/15/46	United States	10,000,000	9,811,990
[c]SoftBank Corp., senior note, 144A, 4.50%, 4/15/20	Japan	10,000,000	10,281,250
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	9,859,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	10,000,000	10,956,800
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	13,808,531
			54,717,571
Utilities 1.4%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	7,002,667
[c,e]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,486,500
[c]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,656,915
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	9,675,000
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 6.875%,
10/15/21	United States	10,000,000	10,575,000
			43,396,082
Total Corporate Bonds (Cost $901,374,409)			930,181,344
Total Investments before Short Term Investments
(Cost $2,452,277,874)			2,674,931,603
Short Term Investments 11.9%
U.S. Government and Agency Securities (Cost $29,999,972) 1.0%
[g]U.S. Treasury Bill, 5/07/15	United States	30,000,000	30,000,000
Total Investments before Money Market Funds
(Cost $2,482,277,846)			2,704,931,603

		Shares
Money Market Funds (Cost $327,814,527) 10.9%
[a,h]Institutional Fiduciary Trust Money Market Portfolio	United States	327,814,527	327,814,527
Total Investments (Cost $2,810,092,373) 100.8%			3,032,746,130
Options Written (0.0)%†			(346,000)
Other Assets, less Liabilities (0.8)%			(24,476,617)
Net Assets 100.0%			$3,007,923,513

44 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Number of
	Country	Contracts	Value
[i]Options Written (Premiums received $336,994) (0.0)%†
Puts — Exchange-Traded
Financials (0.0)%†
SPDR S&P 500 ETF Trust, September Strike Price $190, Expires 9/18/15	United States	1,000	$(346,000)

See Abbreviations on page 92.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 1(g) regarding equity-linked securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2015, the aggregate value of these securities was $507,672,908, representing 16.88% of net assets.
dSecurity purchased on a when-issued or delayed delivery basis. See Note 1(d).
ePerpetual security with no stated maturity date.
fThe coupon rate shown represents the rate at period end.
gThe security is traded on a discount basis with no stated coupon rate.
hSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
iSee Note 1(e) regarding written options.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Convertible Securities Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.97	$17.82	$14.93	$14.37	$14.55	$12.28
Income from investment operations[a]:
Net investment income[b]	0.11	0.23	0.37	0.41	0.42	0.37
Net realized and unrealized gains (losses)	0.32	1.32	2.99	0.67	(0.06)	2.42
Total from investment operations	0.43	1.55	3.36	1.08	0.36	2.79
Less distributions from:
Net investment income	(0.18)	(0.33)	(0.47)	(0.52)	(0.54)	(0.52)
Net realized gains	(0.68)	(0.07)	—	—	—	—
Total distributions	(0.86)	(0.40)	(0.47)	(0.52)	(0.54)	(0.52)
Net asset value, end of period	$18.54	$18.97	$17.82	$14.93	$14.37	$14.55

Total return[c]	2.48%	8.85%	22.92%	7.66%	2.35%	23.17%

Ratios to average net assets[d]
Expenses	0.86%[e,f]	0.88%[e,f]	0.88%[f]	0.90%	0.88%	0.90%
Net investment income	1.25%	1.23%	2.25%	2.84%	2.77%	2.78%

Supplemental data
Net assets, end of period (000’s)	$892,276	$921,134	$844,498	$602,804	$704,844	$651,012
Portfolio turnover rate	6.62%	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

46 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.73	$17.60	$14.75	$14.21	$14.39	$12.16
Income from investment operations[a]:
Net investment income[b]	0.04	0.09	0.24	0.30	0.30	0.27
Net realized and unrealized gains (losses)	0.31	1.31	2.97	0.65	(0.06)	2.38
Total from investment operations	0.35	1.40	3.21	0.95	0.24	2.65
Less distributions from:
Net investment income	(0.11)	(0.20)	(0.36)	(0.41)	(0.42)	(0.42)
Net realized gains	(0.68)	(0.07)	—	—	—	—
Total distributions	(0.79)	(0.27)	(0.36)	(0.41)	(0.42)	(0.42)
Net asset value, end of period	$18.29	$18.73	$17.60	$14.75	$14.21	$14.39

Total return[c]	2.07%	8.01%	22.11%	6.79%	1.60%	22.16%

Ratios to average net assets[d]
Expenses	1.61%[e,f]	1.63%[e,f]	1.63%[f]	1.65%	1.63%	1.65%
Net investment income	0.50%	0.48%	1.50%	2.09%	2.02%	2.03%

Supplemental data
Net assets, end of period (000’s)	$328,937	$333,034	$273,132	$211,630	$232,471	$222,201
Portfolio turnover rate	6.62%	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2015	Period Ended
	(unaudited)	October 31, 2014[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.99	$19.21
Income from investment operations[b]:
Net investment income[c]	0.15	0.19
Net realized and unrealized gains (losses)	0.30	(0.17)
Total from investment operations	0.45	0.02
Less distributions from:
Net investment income	(0.21)	(0.24)
Net realized gains	(0.68)	—
Total distributions	(0.89)	(0.24)
Net asset value, end of period	$18.55	$18.99

Total return[d]	2.63%	0.11%

Ratios to average net assets[e]
Expenses[f]	0.50%	0.51%
Net investment income	1.61%	1.60%

Supplemental data
Net assets, end of period (000’s)	$3,170	$3,093
Portfolio turnover rate	6.62%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.98	$17.83	$14.94	$14.38	$14.56	$12.29
Income from investment operations[a]:
Net investment income[b]	0.14	0.28	0.41	0.45	0.47	0.41
Net realized and unrealized gains (losses)	0.30	1.32	2.99	0.66	(0.08)	2.41
Total from investment operations	0.44	1.60	3.40	1.11	0.39	2.82
Less distributions from:
Net investment income	(0.20)	(0.38)	(0.51)	(0.55)	(0.57)	(0.55)
Net realized gains	(0.68)	(0.07)	—	—	—	—
Total distributions	(0.88)	(0.45)	(0.51)	(0.55)	(0.57)	(0.55)
Net asset value, end of period	$18.54	$18.98	$17.83	$14.94	$14.38	$14.56

Total return[c]	2.56%	9.13%	23.21%	7.93%	2.60%	23.45%

Ratios to average net assets[d]
Expenses	0.61%[e,f]	0.63%[e,f]	0.63%[f]	0.65%	0.63%	0.65%
Net investment income	1.50%	1.48%	2.50%	3.09%	3.02%	3.03%

Supplemental data
Net assets, end of period (000’s)	$952,592	$877,190	$387,528	$196,765	$181,611	$68,526
Portfolio turnover rate	6.62%	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Convertible Securities Fund
	Country	Shares	Value
Common Stocks 1.9%
Consumer Discretionary 1.8%
[a]MGM Resorts International	United States	1,884,074	$39,848,165
Energy 0.1%
[a]SandRidge Energy Inc.	United States	378,125	714,656
Total Common Stocks (Cost $41,642,001)			40,562,821
Convertible Preferred Stocks 20.5%
Consumer Staples 3.0%
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	9,085,413
[b]Post Holdings Inc., 2.50%, cvt. pfd., 144A	United States	176,200	16,507,737
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	800,000	39,352,000
			64,945,150
Energy 2.9%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	18,500	15,967,813
McDermott International Inc., 6.25%, cvt. pfd.	United States	960,000	18,566,400
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	11,255,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	10,221,160
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	200,000	7,546,000
			63,556,373
Financials 0.7%
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	16,008,450
Health Care 1.9%
Actavis PLC, 5.50%, cvt. pfd.	United States	41,500	41,527,390
Industrials 3.4%
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	297,600	41,189,447
United Technologies Corp., 7.50%, cvt. pfd.	United States	570,100	33,533,282
			74,722,729
Materials 2.1%
Alcoa Inc., 5.375%, cvt. pfd.	United States	750,000	34,215,000
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	395,000	6,687,350
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	792,000	4,736,160
			45,638,510
Telecommunication Services 1.7%
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	600,000	37,410,000
Utilities 4.8%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,657,600
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	12,467,400
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,195,180
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	24,635,000
The Laclede Group Inc., 6.75%, cvt. pfd.	United States	60,000	3,298,800
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	400,000	26,534,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	9,329,960
			103,117,940
Total Convertible Preferred Stocks (Cost $474,480,653)			446,926,542

50 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value
Convertible Bonds 72.8%
Consumer Discretionary 10.4%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18	China	19,200,000	$21,291,168
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	30,190,000	31,397,600
Jarden Corp., cvt., senior sub. bond, 1.125%, 3/15/34	United States	40,000,000	46,450,000
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	25,055,625
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%,
1/15/31	United States	5,500,000	3,011,250
Liberty Media Corp., cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	21,332,500
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	41,431,250
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	37,090,350
			227,059,743
Energy 1.6%
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	25,000,000	19,640,625
senior note, 2.625%, 12/01/19	United States	19,900,000	15,298,125
			34,938,750
Financials 2.2%
Forest City Enterprises Inc., cvt.,
A, senior note, 3.625%, 8/15/20	United States	20,250,000	22,895,156
senior note, 4.25%, 8/15/18	United States	20,000,000	24,300,000
			47,195,156
Health Care 17.1%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	39,709,125
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	35,697,500
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	12,453,125
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	22,550,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	14,652,293
HeartWare International Inc., cvt., senior note, 3.50%, 12/15/17	United States	10,000,000	10,787,500
[b]Illumina Inc., cvt., senior bond, 144A, 0.50%, 6/15/21	United States	33,000,000	38,197,500
[b]Jazz Investments I Ltd., cvt., senior note, 144A, 1.875%, 8/15/21	United States	35,000,000	42,171,500
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	United States	5,000,000	27,071,875
Omnicare Inc., cvt., senior sub. note, 3.50%, 2/15/44	United States	36,563,000	49,314,346
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	16,192,050
Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15	United States	12,000,000	44,752,500
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	18,646,875
			372,196,189
Industrials 2.1%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	17,675,000
UTI Worldwide Inc., cvt., senior note, 4.50%, 3/01/19	United States	28,000,000	27,965,000
			45,640,000
Information Technology 37.4%
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	16,400,000	18,009,250
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	34,600,000	63,361,250
[b]Electronics for Imaging Inc., cvt., senior note, 144A, 0.75%, 9/01/19	United States	22,000,000	22,646,140
HomeAway Inc., cvt., senior note, 0.125%, 4/01/19	United States	36,500,000	34,583,750

franklintempleton.com

Semiannual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Information Technology (continued)
Intel Corp., cvt.,
junior sub., 3.25%, 8/01/39	United States	8,000,000	$13,050,040
[b]junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	24,248,750
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,552,500
JDS Uniphase Corp., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	40,972,312
[b]MercadoLibre Inc., cvt., senior note, 144A, 2.25%, 7/01/19	Argentina	5,000,000	6,428,125
[b]Microchip Technology Inc., cvt., senior sub. note, 144A, 1.625%, 2/15/25	United States	40,000,000	41,100,000
Micron Technology Inc., cvt., senior bond, 2.125%, 2/15/33	United States	11,800,000	30,591,500
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18	United States	36,300,000	38,909,062
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	22,600,000	49,903,625
[b]Palo Alto Networks Inc., cvt., senior note, 144A, zero cpn., 7/01/19	United States	32,500,000	46,800,000
Proofpoint Inc., cvt., senior note, 1.25%, 12/15/18	United States	18,075,000	26,954,344
[b]Qihoo 360 Technologies Co. Ltd., cvt., senior note, 144A, 1.75%, 8/15/21	China	24,000,000	20,655,000
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	44,044,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20	United States	33,000,000	34,113,750
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	42,777,500
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	20,602,500
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	45,263,680
[b]Twitter Inc., cvt., senior note, 144A, 1.00%, 9/15/21	United States	35,000,000	31,893,750
[b]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37	United States	14,000,000	26,600,000
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	29,338,575
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	37,359,563
Yandex NV, cvt., senior note, 1.125%, 12/15/18	Russia	23,900,000	20,993,641
			813,752,607
Materials 2.0%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	15,400,000	13,470,380
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	29,474,760
Molycorp Inc., cvt., senior note, 5.50%, 2/01/18	United States	7,360,000	1,033,432
			43,978,572
Total Convertible Bonds (Cost $1,330,805,010)			1,584,761,017

		Shares

Escrows and Litigation Trusts 0.4%
Financials 0.4%
[a]MF Global Holdings Ltd., Escrow Account	United States	25,000,000	8,062,500
[a,c]Motors Liquidation Co., Escrow Account, cvt. pfd., D	United States	376,200	—
Total Escrows and Litigation Trusts
(Cost $8,310,280)			8,062,500
Total Investments before Short Term Investments
(Cost $1,855,237,944)			2,080,312,880

52 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $91,423,464) 4.2%
Money Market Funds 4.2%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	United States	91,423,464	$91,423,464
Total Investments (Cost $1,946,661,408) 99.8%			2,171,736,344
Other Assets, less Liabilities 0.2%			5,237,741
Net Assets 100.0%			$2,176,974,085

See Abbreviations on page 92.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $333,216,315, representing 15.31% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Equity Income Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.93	$22.16	$18.01	$16.58	$15.93	$14.06
Income from investment operations[a]:
Net investment income[b]	0.28	0.66 [c]	0.44	0.41	0.41	0.44
Net realized and unrealized gains (losses)	0.49	1.73	4.19	1.46	0.75	1.85
Total from investment operations	0.77	2.39	4.63	1.87	1.16	2.29
Less distributions from:
Net investment income	(0.46)	(0.50)	(0.48)	(0.44)	(0.51)	(0.42)
Net realized gains	(1.06)	(0.12)	—	—	—	—
Total distributions	(1.52)	(0.62)	(0.48)	(0.44)	(0.51)	(0.42)
Net asset value, end of period	$23.18	$23.93	$22.16	$18.01	$16.58	$15.93

Total return[d]	3.50%	10.99%	26.07%	11.43%	7.27%	16.48%

Ratios to average net assets[e]
Expenses	0.87%[f]	0.87%[f,g]	0.91%[g]	0.95%	0.96%	0.98%[g]
Net investment income	2.46%	2.87%[c]	2.19%	2.36%	2.48%	2.96%

Supplemental data
Net assets, end of period (000’s)	$1,819,578	$1,762,318	$1,637,089	$1,305,791	$1,105,132	$799,585
Portfolio turnover rate	11.34%	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

54 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.79	$22.04	$17.91	$16.50	$15.85	$14.00
Income from investment operations[a]:
Net investment income[b]	0.20	0.49 [c]	0.28	0.28	0.29	0.33
Net realized and unrealized gains (losses)	0.49	1.71	4.18	1.45	0.74	1.82
Total from investment operations	0.69	2.20	4.46	1.73	1.03	2.15
Less distributions from:
Net investment income	(0.37)	(0.33)	(0.33)	(0.32)	(0.38)	(0.30)
Net realized gains	(1.06)	(0.12)	—	—	—	—
Total distributions	(1.43)	(0.45)	(0.33)	(0.32)	(0.38)	(0.30)
Net asset value, end of period	$23.05	$23.79	$22.04	$17.91	$16.50	$15.85

Total return[d]	3.18%	10.14%	25.18%	10.56%	6.44%	15.59%

Ratios to average net assets[e]
Expenses	1.62%[f]	1.62%[f,g]	1.66%[g]	1.70%	1.71%	1.73%[g]
Net investment income	1.71%	2.12%[c]	1.44%	1.61%	1.73%	2.21%

Supplemental data
Net assets, end of period (000’s)	$255,604	$241,566	$208,325	$134,746	$118,686	$97,305
Portfolio turnover rate	11.34%	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.93	$22.17	$18.01	$16.58	$15.93	$14.07
Income from investment operations[a]:
Net investment income[b]	0.25	0.61 [c]	0.39	0.37	0.38	0.41
Net realized and unrealized gains (losses)	0.49	1.72	4.20	1.46	0.73	1.83
Total from investment operations	0.74	2.33	4.59	1.83	1.11	2.24
Less distributions from:
Net investment income	(0.43)	(0.45)	(0.43)	(0.40)	(0.46)	(0.38)
Net realized gains	(1.06)	(0.12)	—	—	—	—
Total distributions	(1.49)	(0.57)	(0.43)	(0.40)	(0.46)	(0.38)
Net asset value, end of period	$23.18	$23.93	$22.17	$18.01	$16.58	$15.93

Total return[d]	3.37%	10.67%	25.81%	11.16%	7.00%	16.09%

Ratios to average net assets[e]
Expenses	1.12%[f]	1.12%[f,g]	1.16%[g]	1.20%	1.21%	1.23%[g]
Net investment income	2.21%	2.62%[c]	1.94%	2.11%	2.23%	2.71%

Supplemental data
Net assets, end of period (000’s)	$7,260	$7,305	$5,844	$4,940	$3,830	$3,589
Portfolio turnover rate	11.34%	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

56 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.95	$22.18	$20.00
Income from investment operations[b]:
Net investment income[c]	0.33	0.75 [d]	0.26
Net realized and unrealized gains (losses)	0.48	1.73	2.18
Total from investment operations	0.81	2.48	2.44
Less distributions from:
Net investment income	(0.50)	(0.59)	(0.26)
Net realized gains	(1.06)	(0.12)	—
Total distributions	(1.56)	(0.71)	(0.26)
Net asset value, end of period	$23.20	$23.95	$22.18

Total return[e]	3.69%	11.38%	12.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.95%	1.78%	2.16%
Expenses net of waiver and payments by affiliates	0.50%	0.50%[g]	0.51%[g]
Net investment income	2.83%	3.24%[d]	2.59%

Supplemental data
Net assets, end of period (000’s)	$6	$6	$6
Portfolio turnover rate	11.34%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.
eTotal return is not annualized for periods less than one year.
f Ratios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.96	$22.19	$18.02	$16.59	$15.94	$14.07
Income from investment operations[a]:
Net investment income[b]	0.31	0.71 [c]	0.48	0.45	0.45	0.48
Net realized and unrealized gains (losses)	0.49	1.74	4.22	1.46	0.75	1.85
Total from investment operations	0.80	2.45	4.70	1.91	1.20	2.33
Less distributions from:
Net investment income	(0.49)	(0.56)	(0.53)	(0.48)	(0.55)	(0.46)
Net realized gains	(1.06)	(0.12)	—	—	—	—
Total distributions	(1.55)	(0.68)	(0.53)	(0.48)	(0.55)	(0.46)
Net asset value, end of period	$23.21	$23.96	$22.19	$18.02	$16.59	$15.94

Total return[d]	3.63%	11.25%	26.48%	11.69%	7.54%	16.76%

Ratios to average net assets[e]
Expenses	0.62%[f]	0.62%[f,g]	0.66%[g]	0.70%	0.71%	0.73%[g]
Net investment income	2.71%	3.12%[c]	2.44%	2.61%	2.73%	3.21%

Supplemental data
Net assets, end of period (000’s)	$32,088	$30,166	$17,534	$10,527	$7,467	$4,183
Portfolio turnover rate	11.34%	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

58 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Equity Income Fund
	Country	Shares	Value
Common Stocks 89.8%
Consumer Discretionary 15.4%
Ford Motor Co.	United States	3,018,100	$47,685,980
L Brands Inc.	United States	515,100	46,029,336
Las Vegas Sands Corp.	United States	475,100	25,123,288
Lowe’s Cos. Inc.	United States	600,000	41,316,000
McDonald’s Corp.	United States	319,300	30,828,415
NIKE Inc., B	United States	458,000	45,268,720
Starwood Hotels & Resorts Worldwide Inc.	United States	515,200	44,281,440
Target Corp.	United States	571,500	45,051,345
			325,584,524
Consumer Staples 7.1%
Anheuser-Busch InBev NV, ADR	Belgium	256,000	30,730,240
Mead Johnson Nutrition Co., A	United States	331,900	31,835,848
Nestle SA	Switzerland	335,000	26,166,827
PepsiCo Inc.	United States	448,900	42,699,368
The Procter & Gamble Co.	United States	237,700	18,899,527
			150,331,810
Energy 5.9%
BP PLC, ADR	United Kingdom	391,271	16,887,256
Chevron Corp.	United States	172,400	19,146,744
Exxon Mobil Corp.	United States	367,234	32,085,235
HollyFrontier Corp.	United States	600,000	23,268,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	512,000	32,476,160
			123,863,395
Financials 13.4%
Aflac Inc.	United States	536,200	33,802,048
Arthur J. Gallagher & Co.	United States	669,300	32,012,619
Bank of America Corp.	United States	974,700	15,526,971
BlackRock Inc.	United States	129,700	47,203,018
JPMorgan Chase & Co.	United States	691,500	43,744,290
MetLife Inc.	United States	671,905	34,462,008
T. Rowe Price Group Inc.	United States	450,500	36,571,590
Wells Fargo & Co.	United States	725,000	39,947,500
			283,270,044
Health Care 9.9%
Bristol-Myers Squibb Co.	United States	298,700	19,036,151
Eli Lilly & Co.	United States	566,400	40,707,168
Johnson & Johnson	United States	332,000	32,934,400
Pfizer Inc.	United States	979,300	33,227,649
Roche Holding AG	Switzerland	139,000	40,122,790
Sanofi, ADR	France	871,000	44,029,050
			210,057,208
Industrials 14.6%
Caterpillar Inc.	United States	327,900	28,487,952
General Electric Co.	United States	1,228,500	33,267,780
Honeywell International Inc.	United States	423,800	42,769,896
Lockheed Martin Corp.	United States	223,100	41,630,460
Nielsen NV	United States	460,200	20,681,388

franklintempleton.com

Semiannual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
Raytheon Co.	United States	293,500	$30,524,000
Republic Services Inc.	United States	1,062,800	43,181,564
United Parcel Service Inc., B	United States	306,600	30,822,498
United Technologies Corp.	United States	329,700	37,503,375
			308,868,913
Information Technology 10.9%
CA Inc.	United States	499,500	15,869,115
Cisco Systems Inc.	United States	1,665,333	48,011,551
Intel Corp.	United States	1,336,100	43,490,055
Maxim Integrated Products Inc.	United States	1,226,000	40,249,580
Microsoft Corp.	United States	1,001,700	48,722,688
Seagate Technology PLC	United States	585,200	34,362,944
			230,705,933
Materials 4.9%
BHP Billiton PLC	Australia	842,500	20,199,272
The Dow Chemical Co.	United States	814,400	41,534,400
Freeport-McMoRan Inc., B	United States	633,906	14,750,993
Potash Corp. of Saskatchewan Inc.	Canada	858,600	28,024,704
			104,509,369
Telecommunication Services 1.7%
Rogers Communications Inc., B	Canada	755,500	26,978,905
Verizon Communications Inc.	United States	169,371	8,543,073
			35,521,978
Utilities 6.0%
Dominion Resources Inc.	United States	391,100	28,034,048
Duke Energy Corp.	United States	419,690	32,555,353
PG&E Corp.	United States	809,900	42,859,908
Xcel Energy Inc.	United States	673,500	22,838,385
			126,287,694
Total Common Stocks (Cost $1,472,954,348)			1,899,000,868
[a]Equity-Linked Securities (Cost $34,171,000) 1.9%
Consumer Discretionary 1.9%
[b]Barclays Bank PLC into Amazon.com Inc., 3.00%, 144A	United States	100,000	40,678,350
Convertible Preferred Stocks 7.7%
Energy 0.6%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	16,000	13,810,000
Financials 1.0%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	18,000	20,862,000
Health Care 1.4%
Actavis PLC, 5.50%, cvt. pfd.	United States	30,000	30,019,800
Industrials 1.9%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	68,800	8,074,368
Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	279,000	32,603,940
			40,678,308

60 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Materials 1.3%
Alcoa Inc., 5.375%, cvt. pfd.	United States	590,200	$26,924,924
Utilities 1.5%
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	370,000	21,049,300
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	154,000	9,802,100
			30,851,400
Total Convertible Preferred Stocks (Cost $149,214,844)			163,146,432
Total Investments before Short Term Investments
(Cost $1,656,340,192)			2,102,825,650
Short Term Investments (Cost $31,078,435) 1.5%
Money Market Funds 1.5%
[c,d]Institutional Fiduciary Trust Money Market Portfolio	United States	31,078,435	31,078,435
Total Investments (Cost $1,687,418,627) 100.9%			2,133,904,085
Other Assets, less Liabilities (0.9)%			(19,368,757)
Net Assets 100.0%			$2,114,535,328

See Abbreviations on page 92.

aSee Note 1(g) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2015, the aggregate value of these securities was $54,488,350, representing 2.58% of net assets.
cNon-income producing.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Real Return Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.66	$10.82	$10.94	$11.06	$11.14	$10.74
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	0.14	0.15	0.17	0.31	0.17
Net realized and unrealized gains (losses)	(0.13)	(0.06)	(0.01)	0.01	0.03	0.47
Total from investment operations	(0.18)	0.08	0.14	0.18	0.34	0.64
Less distributions from net investment income
and net foreign currency gains	(0.07)	(0.24)	(0.26)	(0.30)	(0.42)	(0.24)
Net asset value, end of period	$10.41	$10.66	$10.82	$10.94	$11.06	$11.14

Total return[c]	(1.69)%	0.75%	1.34%	1.67%	3.03%	6.07%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.11%	1.10%	1.08%	1.06%	1.05%	1.07%
Expenses net of waiver and payments by
affiliates	0.90%[e]	0.90%[e]	0.90%[e]	0.90%	0.90%	0.90%[e]
Net investment income (loss)	(0.88)%	1.34%	1.35%	1.58%	2.76%	1.60%

Supplemental data
Net assets, end of period (000’s)	$219,469	$248,313	$327,285	$411,419	$444,465	$388,239
Portfolio turnover rate	14.63%	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

62 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.59	$10.76	$10.87	$11.00	$11.08	$10.69
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	0.10	0.10	0.13	0.27	0.13
Net realized and unrealized gains (losses)	(0.13)	(0.07)	0.01	—[c]	0.02	0.47
Total from investment operations	(0.20)	0.03	0.11	0.13	0.29	0.60
Less distributions from net investment income
and net foreign currency gains	(0.06)	(0.20)	(0.22)	(0.26)	(0.37)	(0.21)
Net asset value, end of period	$10.33	$10.59	$10.76	$10.87	$11.00	$11.08

Total return[d]	(1.86)%	0.22%	1.03%	1.22%	2.65%	5.68%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.50%	1.50%	1.48%	1.46%	1.45%	1.47%
Expenses net of waiver and payments by
affiliates	1.29%[f]	1.30%[f]	1.30%[f]	1.30%	1.30%	1.30%[f]
Net investment income (loss)	(1.27)%	0.94%	0.95%	1.18%	2.36%	1.20%

Supplemental data
Net assets, end of period (000’s)	$58,823	$68,188	$83,666	$104,682	$115,126	$62,256
Portfolio turnover rate	14.63%	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.68	$10.85	$11.01
Income from investment operations[b]:
Net investment income (loss)[c]:	(0.02)	0.21	0.09
Net realized and unrealized gains (losses)	(0.13)	(0.10)	(0.10)
Total from investment operations	(0.15)	0.11	(0.01)
Less distributions from net investment income and net foreign currency gains	(0.08)	(0.28)	(0.15)
Net asset value, end of period	$10.45	$10.68	$10.85

Total return[d]	(1.43)%	1.04%	(0.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.70%	0.70%	2.43%
Expenses net of waiver and payments by affiliates[f]	0.51%	0.52%	0.52%
Net investment income (loss)	(0.49)%	1.72%	1.73%

Supplemental data
Net assets, end of period (000’s)	$1,814	$2,034	$5
Portfolio turnover rate	14.63%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

64 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.68	$10.85	$10.97	$11.08	$11.16	$10.78
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.18	0.18	0.20	0.35	0.21
Net realized and unrealized gains (losses)	(0.14)	(0.08)	(0.01)	0.01	0.01	0.46
Total from investment operations	(0.17)	0.10	0.17	0.21	0.36	0.67
Less distributions from net investment income
and net foreign currency gains	(0.07)	(0.27)	(0.29)	(0.32)	(0.44)	(0.29)
Net asset value, end of period	$10.44	$10.68	$10.85	$10.97	$11.08	$11.16

Total return[c]	(1.55)%	0.91%	1.60%	1.99%	3.27%	6.35%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.86%	0.85%	0.83%	0.81%	0.80%	0.82%
Expenses net of waiver and payments by
affiliates	0.65%[e]	0.65%[e]	0.65%[e]	0.65%	0.65%	0.65%[e]
Net investment income (loss)	(0.63)%	1.59%	1.60%	1.83%	3.01%	1.85%

Supplemental data
Net assets, end of period (000’s)	$67,356	$65,958	$28,042	$35,362	$45,575	$28,784
Portfolio turnover rate	14.63%	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Real Return Fund
	Country	Shares	Value
Common Stocks and Other Equity Interests 12.5%
Energy 4.9%
Anadarko Petroleum Corp.	United States	21,400	$2,013,740
California Resources Corp.	United States	6,600	61,380
Chevron Corp.	United States	18,300	2,032,398
Devon Energy Corp.	United States	13,500	920,835
Exxon Mobil Corp.	United States	26,777	2,339,506
Halliburton Co.	United States	29,000	1,419,550
Marathon Oil Corp.	United States	42,300	1,315,530
Noble Energy Inc.	United States	11,800	598,496
Occidental Petroleum Corp.	United States	16,500	1,321,650
Peabody Energy Corp.	United States	62,400	295,152
Pioneer Natural Resources Co.	United States	4,100	708,398
Schlumberger Ltd.	United States	24,850	2,351,059
[a]Southwestern Energy Co.	United States	25,200	706,356
[a]Weatherford International PLC	United States	61,500	894,825
			16,978,875
Materials 2.7%
BHP Billiton Ltd., ADR	Australia	19,100	979,639
The Dow Chemical Co.	United States	38,100	1,943,100
Freeport-McMoRan Inc., B	United States	55,046	1,280,921
Goldcorp Inc.	Canada	104,000	1,958,320
Nucor Corp.	United States	25,400	1,241,044
Potash Corp. of Saskatchewan Inc.	Canada	37,700	1,230,528
Rio Tinto PLC, ADR	United Kingdom	17,300	774,867
			9,408,419
Real Estate 4.9%
SPDR Dow Jones REIT ETF	United States	193,000	17,177,000
Total Common Stocks and Other Equity Interests
(Cost $36,677,087)			43,564,294

		Principal
		Amount*
Corporate Bonds 6.1%
Banks 0.4%
[b] CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,254,756
Consumer Services 0.3%
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	300,000	302,625
8.625%, 2/01/19	United States	500,000	575,312
7.75%, 3/15/22	United States	200,000	225,500
			1,103,437
Diversified Financials 0.3%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	843,000	989,598
Energy 1.7%
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	1,000,000	1,035,000
6.125%, 2/15/21	United States	200,000	202,000
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	300,000	278,250
[b]144A, 8.00%, 4/01/23	United States	600,000	610,500

66 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	$1,130,000
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	1,000,000	852,500
[b]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	1,000,000	850,000
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	1,027,710
			5,985,960
Health Care Equipment & Services 0.4%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,200,000	1,345,500
Materials 1.2%
ArcelorMittal, senior note, 7.00%, 2/25/22	Luxembourg	1,200,000	1,314,000
[b] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 6.875%, 2/01/18	Australia	355,556	368,444
senior secured note, 144A, 9.75%, 3/01/22	Australia	500,000	518,388
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	200,000	208,250
8.75%, 12/15/20	Canada	600,000	643,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,231,500
			4,284,082
Media 0.3%
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,133,750
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[b] Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	1,000,000	1,087,500
Software & Services 0.3%
[b] First Data Corp., senior secured note, 144A, 7.375%, 6/15/19	United States	1,000,000	1,041,750
Telecommunication Services 0.9%
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	300,000	307,125
senior note, 7.875%, 1/15/27	United States	400,000	399,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	1,033,625
[b] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,330,500
			3,070,250
Total Corporate Bonds (Cost $20,333,094)			21,296,583
[c,d]Senior Floating Rate Interests 4.5%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	238,999	238,700
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%,
7/29/17	United States	298,079	296,495
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	176,171	177,167
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	83,269	82,055
			794,417
Capital Goods 0.3%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/18/21	United States	67,093	67,596
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	68,429	68,953
Doncasters U.S. Finance LLC, Term B Loans, 4.50%, 4/09/20	United States	48,081	48,222
[e]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	331,813	328,080

franklintempleton.com Semiannual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Capital Goods (continued)
Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	184,878	$184,762
Signode Industrial Group U.S. Inc., Initial Term B Loan, 3.75%, 5/01/21	United States	110,866	111,125
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	69,137	69,391
Tranche D Term Loan, 3.75%, 6/04/21	United States	49,443	49,625
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	7,077	7,095
			934,849
Consumer Services 0.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	200,793	200,918
Boyd Gaming Corp., Term A Loan, 3.146%, 8/14/18	United States	8,138	8,135
Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	459,115	458,541
[e]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	475,836	452,838
[e]ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	279,367	277,970
[e]Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	228,276	224,310
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	6,953	6,996
			1,629,708
Diversified Financials 0.1%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	55,676	56,059
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	321,497	323,305
			379,364
Energy 0.6%
[e]Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	216,758	210,797
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	33,733	33,891
Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc.,
Term Loan, 5.50%, 7/25/21	United States	149,836	130,607
[e]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	345,212	337,444
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/08/19	United States	144,392	142,813
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	180,142	181,042
OSG International Inc., Initial Term Loan, (OIN), 5.75%, 8/05/19	United States	289,318	291,849
[e]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	202,437	183,206
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	557,858	530,663
			2,042,312
Health Care Equipment & Services 0.2%
Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	282,305	284,776
[e]Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	145,331	146,542
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	192,876	159,604
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	181,657	182,336
			773,258
Household & Personal Products 0.3%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	848,818	833,257
Revlon Consumer Products Corp., Replacement Term Loan, 3.25%,
11/19/17	United States	66,172	66,296
			899,553

68 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Materials 0.7%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	267,430	$248,710
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	231,315	232,616
Term Loan C, 8.00%, 5/01/19	United States	399,000	401,244
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	540,464	540,464
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	618,635	560,337
[e]Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 3/31/22	United States	59,104	59,526
[e]Nexeo Solutions LLC,
Term B-1 Loan, 6.00%, 9/08/17	United States	13,619	13,466
Term B-3 Loan, 5.75%, 9/08/17	United States	215	213
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	155,355	157,297
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	62,551	62,030
Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/20	Netherlands	138,105	138,727
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	31,014	31,179
			2,445,809
Media 0.4%
[e]Charter Communications Operating LLC, Term Loan E, (CCO Safari),
4.50%, 7/01/20	United States	16,000	15,927
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	76,061	75,129
Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	950,374	952,156
[e]Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	68,217	68,651
[e]Sinclair Television Group Inc., Incremental Term Loan B-1, 5.00%, 7/30/21	United States	24,737	24,799
UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH,
3.25%, 6/30/21	Netherlands	177,271	177,461
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	46,743	46,283
			1,360,406
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.184%,
2/27/21	United States	150,252	150,918
Valeant Pharmaceuticals International Inc., Series F-1 New Term Loan, 4.00%,
4/01/22	United States	503,175	507,295
			658,213
Retailing 0.3%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	321,882	324,071
Dollar Tree Inc., Initial Term B Loans, 4.25%, 3/09/22	United States	147,409	149,516
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	580,646	572,390
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	136,941	138,610
			1,184,587
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	96,769	97,736
Software & Services 0.5%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	699,453	688,524
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	727,657	686,575
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	506,532	471,920
			1,847,019

franklintempleton.com Semiannual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
[c,d]Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 0.0%†
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	32,930		$33,094
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	191,340		191,532
Utilities 0.1%
Calpine Construction Finance Co. LP,
[e]Term B-1 Loan, 3.00%, 5/03/20	United States	183,135		182,471
Term B-2 Loan, 3.25%, 1/31/22	United States	70,651		70,529
				253,000
Total Senior Floating Rate Interests
(Cost $15,594,227)				15,524,857
Foreign Government and Agency Securities 20.5%
Government of Hungary, senior note,
6.375%, 3/29/21	Hungary	620,000		722,040
[f]Reg S, 3.50%, 7/18/16	Hungary	60,000	EUR	69,698
[f]Reg S, 4.375%, 7/04/17	Hungary	150,000	EUR	180,695
[f]Reg S, 5.75%, 6/11/18	Hungary	435,000	EUR	557,862
[f]Reg S, 3.875%, 2/24/20	Hungary	180,000	EUR	226,438
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000	EUR	1,584,952
Government of Malaysia,
3.835%, 8/12/15	Malaysia	5,660,000	MYR	1,591,918
4.72%, 9/30/15	Malaysia	12,580,000	MYR	3,553,828
3.197%, 10/15/15	Malaysia	10,795,000	MYR	3,031,418
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000	MYR	1,729,181
senior note, 3.172%, 7/15/16	Malaysia	14,200,000	MYR	3,984,171
Government of Mexico,
8.00%, 12/17/15	Mexico	1,273,000[g] MXN		8,546,512
6.25%, 6/16/16	Mexico	630,000[g] MXN		4,228,816
Government of Poland,
6.25%, 10/24/15	Poland	11,600,000	PLN	3,291,572
5.00%, 4/25/16	Poland	11,500,000	PLN	3,295,788
[d]FRN, 2.01%, 1/25/17	Poland	15,515,000	PLN	4,309,906
[d]FRN, 2.01%, 1/25/21	Poland	9,388,000	PLN	2,586,000
Korea Monetary Stabilization Bond,
senior bond, 2.80%, 8/02/15	South Korea	275,650,000	KRW	256,537
senior bond, 2.81%, 10/02/15	South Korea	175,000,000	KRW	163,167
senior bond, 1.96%, 2/02/17	South Korea	5,200,000,000	KRW	4,842,381
senior note, 2.76%, 6/02/15	South Korea	379,500,000	KRW	352,539
senior note, 2.07%, 12/02/16	South Korea	680,000,000	KRW	634,193
Korea Treasury Bond, senior note,
3.25%, 6/10/15	South Korea	101,000,000	KRW	93,891
2.75%, 12/10/15	South Korea	1,081,700,000	KRW	1,010,428
2.75%, 6/10/16	South Korea	3,000,000,000	KRW	2,815,082
3.00%, 12/10/16	South Korea	9,258,500,000	KRW	8,760,559

70 | Semiannual Report

franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[h] Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	485,824	[i] MXN	$3,309,977
[j] Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15	Brazil	2,100	[k] BRL	1,830,609
8/15/16	Brazil	1,343	[k] BRL	1,152,101
8/15/18	Brazil	1,270	[k] BRL	1,083,253
5/15/45	Brazil	1,680	[k] BRL	1,441,996
Total Foreign Government and Agency Securities
(Cost $78,584,219)				71,237,508
U.S. Government and Agency Securities 50.3%
[h] U.S. Treasury Note, Index Linked,
1.875%, 7/15/15	United States	50,072,361		50,706,076
2.00%, 1/15/16	United States	39,020,607		40,005,253
0.125%, 4/15/17	United States	38,231,120		39,061,462
2.625%, 7/15/17	United States	22,647,134		24,619,904
1.625%, 1/15/18	United States	19,044,231		20,343,105
Total U.S. Government and Agency Securities
(Cost $174,131,324)				174,735,800
Total Investments before Short Term Investments
(Cost $325,319,951)				326,359,042
Short Term Investments (Cost $15,793,809) 4.6%
Repurchase Agreements 4.6%
[l]Joint Repurchase Agreement, 0.066%, 5/01/15
(Maturity Value $15,793,837)	United States	15,793,809		15,793,809
BNP Paribas Securities Corp. (Maturity Value $2,232,301)
Credit Suisse Securities (USA) LLC (Maturity Value $6,697,061)
HSBC Securities (USA) Inc. (Maturity Value $4,687,927)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,176,548)
Collateralized by U.S. Government Agency Securities, 0.183% - 5.50%,
5/27/15 - 3/27/19; U.S. Government Agency Securities, Strips,
6/01/17; U.S. Treasury Notes, 0.375% - 1.50%, 3/15/16 - 3/15/18;
and U.S. Treasury Notes, Index Linked, 2.50%, 7/15/16
(valued at $16,115,353)
Total Investments (Cost $341,113,760) 98.5%				342,152,851
Other Assets, less Liabilities 1.5%				5,309,183
Net Assets 100.0%				$347,462,034

franklintempleton.com Semiannual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At April 30, 2015, the aggregate value of these securities was $7,061,838, representing 2.03% of net assets.
cSee Note 1(h) regarding senior floating rate interests.
dThe coupon rate shown represents the rate at period end.
eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2015, the aggregate value of these securities was $1,034,693, representing 0.30% of net assets.
gPrincipal amount is stated in 100 Mexican Peso Units.
hPrincipal amount of security is adjusted for inflation. See Note 1(j).
iPrincipal amount is stated in 100 Unidad de Inversion Units.
jRedemption price at maturity is adjusted for inflation. See Note 1(j).
kPrincipal amount is stated in 1,000 Brazilian Real Units.
lSee Note 1(c) regarding joint repurchase agreement.

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Chilean Peso	JPHQ	Buy	1,159,473,700	$1,972,229	5/07/15	$—	$(78,265)
Euro	DBAB	Sell	1,465,200	1,998,826	5/07/15	354,646	—
Euro	MSCO	Sell	2,700,000	3,395,412	6/18/15	363,885	—
Chilean Peso	DBAB	Buy	328,810,000	516,428	7/23/15	16,783	—
Euro	DBAB	Sell	7,044,000	8,412,861	7/23/15	500,085	—
Singapore Dollar	DBAB	Buy	3,787,800	2,834,755	7/23/15	22,366	—
Euro	DBAB	Sell	1,121,244	1,283,936	8/27/15	23,688	—
Euro	DBAB	Sell	334,323	359,832	9/17/15	—	(16,070)
Singapore Dollar	DBAB	Buy	4,395,600	3,235,866	9/17/15	76,292	—
Unrealized appreciation (depreciation)						1,357,745	(94,335)
Net unrealized appreciation (depreciation)						$1,263,410
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 92.

72 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2015 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,482,277,846	$1,855,237,944	$1,656,340,192	$325,319,951
Cost - Sweep Money Fund (Note 3f)	327,814,527	91,423,464	31,078,435	—
Cost - Repurchase agreements	—	—	—	15,793,809
Total cost of investments	$2,810,092,373	$1,946,661,408	$1,687,418,627	$341,113,760
Value - Unaffiliated issuers	$2,704,931,603	$2,080,312,880	$2,102,825,650	$326,359,042
Value - Sweep Money Fund (Note 3f)	327,814,527	91,423,464	31,078,435	—
Value - Repurchase agreements	—	—	—	15,793,809
Total value of investments	3,032,746,130	2,171,736,344	2,133,904,085	342,152,851
Cash	336,000	—	—	19,386
Restricted Cash (Note 1f)	—	—	—	1,858,600
Foreign currency, at value (cost $-, $-, $- and $389,517,
respectively)	—	—	—	396,432
Receivables:
Investment securities sold	8,567,623	—	20,434,794	2,634,961
Capital shares sold	7,974,825	4,733,274	2,060,105	764,734
Dividends and interest	12,310,959	7,721,352	3,784,257	2,200,228
Unrealized appreciation on forward exchange contracts	—	—	—	1,357,745
Other assets	1,496	1,093	1,095	195
Total assets	3,061,937,033	2,184,192,063	2,160,184,336	351,385,132
Liabilities:
Payables:
Investment securities purchased	46,700,090	—	41,064,846	868,870
Capital shares redeemed	3,876,377	5,394,603	2,731,189	784,361
Management fees	1,537,168	832,238	812,216	120,749
Distribution fees	1,057,529	454,944	588,610	77,205
Transfer agent fees	435,016	507,722	351,198	70,963
Due to brokers	—	—	—	1,858,600
Options written, at value (premiums received $336,994, $-,
$- and $-, respectively)	346,000	—	—	—
Unrealized depreciation on forward exchange contracts	—	—	—	94,335
Accrued expenses and other liabilities	61,340	28,471	100,949	48,015
Total liabilities	54,013,520	7,217,978	45,649,008	3,923,098
Net assets, at value	$3,007,923,513	$2,176,974,085	$2,114,535,328	$347,462,034
Net assets consist of:
Paid-in capital	$2,758,465,531	$1,934,375,350	$1,606,077,896	$366,997,734
Undistributed net investment income (distributions in excess of
net investment income)	(13,316,012)	(52,638,577)	3,518,553	(11,799,236)
Net unrealized appreciation (depreciation)	222,644,751	225,074,936	446,473,895	2,295,005
Accumulated net realized gain (loss)	40,129,243	70,162,376	58,464,984	(10,031,469)
Net assets, at value	$3,007,923,513	$2,176,974,085	$2,114,535,328	$347,462,034

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 73

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Class A:
Net assets, at value	$2,365,438,014	$892,275,602	$1,819,577,582	$219,468,617
Shares outstanding	199,135,078	48,134,376	78,491,821	21,081,528
Net asset value per share[a]	$11.88	$18.54	$23.18	$10.41
Maximum offering price per share (net asset value
per share ÷ 94.25%, 94.25%, 94.25% and 95.75%,
respectively)	$12.60	$19.67	$24.59	$10.87
Class C:
Net assets, at value	$581,361,054	$328,936,725	$255,604,199	$58,823,165
Shares outstanding	49,334,428	17,985,372	11,091,395	5,691,943
Net asset value and maximum offering price per share[a]	$11.78	$18.29	$23.05	$10.33
Class R:
Net assets, at value	$4,728,160	—	$7,259,718	—
Shares outstanding	397,193	—	313,174	—
Net asset value and maximum offering price per share	$11.90	—	$23.18	—
Class R6:
Net assets, at value	$207,330	$3,170,064	$5,800	$1,814,288
Shares outstanding	17,427	170,886	250	173,582
Net asset value and maximum offering price per share	$11.90	$18.55	$23.20	$10.45
Advisor Class:
Net assets, at value	$56,188,955	$952,591,694	$32,088,029	$67,355,964
Shares outstanding	4,721,860	51,369,084	1,382,468	6,450,152
Net asset value and maximum offering price per share	$11.90	$18.54	$23.21	$10.44

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

74 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2015 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Investment income:
Dividends	$24,388,765	$10,024,000	$34,577,242	$790,129
Interest	19,489,211	12,083,725	—	1,136,155
Inflation principal adjustments	—	—	—	(1,898,210)
Total investment income	43,877,976	22,107,725	34,577,242	28,074
Expenses:
Management fees (Note 3a)	8,865,327	4,882,919	4,844,499	1,126,222
Distribution fees: (Note 3c)
Class A	3,288,476	1,126,766	2,236,279	287,904
Class C	2,679,488	1,631,255	1,248,877	199,127
Class R	10,582	—	18,481	—
Transfer agent fees: (Note 3e)
Class A	1,186,818	557,307	1,117,611	195,052
Class C	290,095	201,822	156,054	52,682
Class R	2,290	—	4,620	—
Class R6	72	77	71	77
Advisor Class	26,120	532,800	20,128	55,761
Custodian fees (Note 4)	11,740	11,781	14,069	22,937
Reports to shareholders	120,557	96,754	142,900	35,500
Registration and filing fees	141,735	109,393	72,667	35,986
Professional fees	30,185	23,601	31,554	18,189
Trustees’ fees and expenses	11,928	10,410	10,906	2,236
Other	28,324	34,042	17,391	11,390
Total expenses	16,693,737	9,218,927	9,936,107	2,043,063
Expense reductions (Note 4)	(100)	(12)	—	(35)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(108,636)	(14,803)	(15,053)	(386,725)
Net expenses	16,585,001	9,204,112	9,921,054	1,656,303
Net investment income (loss)	27,292,975	12,903,613	24,656,188	(1,628,229)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,900,610	69,968,057	56,277,008	5,880,085
Written options (Note 6)	1,075,621	—	—	—
Foreign currency transactions	65,557	—	(25,098)	342,379
Net realized gain (loss)	42,041,788	69,968,057	56,251,910	6,222,464
Net change in unrealized appreciation (depreciation) on:
Investments	13,886,855	(34,481,315)	(10,155,016)	(11,710,672)
Translation of other assets and liabilities denominated in
foreign currencies	(71,979)	—	42,727	657,869
Net change in unrealized appreciation
(depreciation)	13,814,876	(34,481,315)	(10,112,289)	(11,052,803)
Net realized and unrealized gain (loss)	55,856,664	35,486,742	46,139,621	(4,830,339)
Net increase (decrease) in net assets resulting from
operations	$83,149,639	$48,390,355	$70,795,809	$(6,458,568)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$27,292,975	$56,907,004	$12,903,613	$23,160,422
Net realized gain (loss) from investments, written
options and foreign currency transactions	42,041,788	47,138,461	69,968,057	82,062,069
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	13,814,876	78,345,189	(34,481,315)	37,746,132
Net increase (decrease) in net assets
resulting from operations	83,149,639	182,390,654	48,390,355	142,968,623
Distributions to shareholders from:
Net investment income:
Class A	(33,545,389)	(53,805,163)	(8,624,908)	(16,548,915)
Class C	(6,366,055)	(10,368,963)	(1,939,516)	(3,385,775)
Class R	(60,338)	(99,616)	—	—
Class R6	(8,192)	(405,265)	(35,175)	(29,180)
Advisor Class	(808,728)	(2,049,327)	(9,187,540)	(13,433,835)
Net realized gains:
Class A	(27,941,174)	(21,130,494)	(33,359,983)	(3,610,981)
Class C	(6,796,815)	(5,535,467)	(12,014,078)	(1,182,145)
Class R	(50,807)	(49,346)	—	—
Class R6	(6,909)	(77)	(110,660)	—
Advisor Class	(575,222)	(1,029,638)	(30,218,257)	(1,752,124)
Total distributions to shareholders	(76,159,629)	(94,473,356)	(95,490,117)	(39,942,955)
Capital share transactions: (Note 2)
Class A	306,492,211	631,528,743	(8,610,531)	19,418,004
Class C	87,448,588	121,929,628	3,170,296	41,623,199
Class R	1,113,698	211,518	—	—
Class R6	(306,740)	(507,737)	140,781	3,034,117
Advisor Class	14,443,861	(29,866,192)	94,922,840	462,191,003
Total capital share transactions	409,191,618	723,295,960	89,623,386	526,266,323
Net increase (decrease) in net assets	416,181,628	811,213,258	42,523,624	629,291,991
Net assets:
Beginning of period	2,591,741,885	1,780,528,627	2,134,450,461	1,505,158,470
End of period	$3,007,923,513	$2,591,741,885	$2,176,974,085	$2,134,450,461
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$(13,316,012)	$179,715	$(52,638,577)	$(45,755,051)

76 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$24,656,188	$55,167,852	$(1,628,229)	$5,261,372
Net realized gain (loss) from investments
and foreign currency transactions	56,251,910	93,535,383	6,222,464	(6,997,577)
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	(10,112,289)	54,401,873	(11,052,803)	4,304,237
Net increase (decrease) in net assets
resulting from operations	70,795,809	203,105,108	(6,458,568)	2,568,032
Distributions to shareholders from:
Net investment income:
Class A	(34,645,305)	(37,460,224)	(1,588,069)	(6,315,367)
Class C	(3,881,783)	(3,335,356)	(394,395)	(1,348,226)
Class R	(134,332)	(128,725)	—	—
Class R6	(126)	(147)	(13,635)	(35,942)
Advisor Class	(680,515)	(558,920)	(472,365)	(1,166,992)
Net realized gains:
Class A	(78,698,350)	(8,968,025)	—	—
Class C	(10,880,987)	(1,168,619)	—	—
Class R	(327,751)	(32,534)	—	—
Class R6	(266)	(30)	—	—
Advisor Class	(1,523,805)	(108,872)	—	—
Total distributions to shareholders	(130,773,220)	(51,761,452)	(2,468,464)	(8,866,527)
Capital share transactions: (Note 2)
Class A	108,824,831	(6,390,580)	(23,088,394)	(74,942,273)
Class C	21,092,165	15,710,603	(7,708,505)	(14,361,649)
Class R	172,033	945,497	—	—
Class R6	—	—	(172,669)	2,036,837
Advisor Class	3,062,926	10,954,875	2,864,895	39,061,277
Total capital share transactions	133,151,955	21,220,395	(28,104,673)	(48,205,808)
Net increase (decrease) in net assets	73,174,544	172,564,051	(37,031,705)	(54,504,303)
Net assets:
Beginning of period	2,041,360,784	1,868,796,733	384,493,739	438,998,042
End of period	$2,114,535,328	$2,041,360,784	$347,462,034	$384,493,739
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$3,518,553	$18,204,426	$(11,799,236)	$(7,702,543)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unob-

78 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

servable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Franklin Real Return Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase

franklintempleton.com

Semiannual Report | 79

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization And Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the fund at period end, as indicated in the Statement of Investments, had been entered into on April 30, 2015.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Franklin Balanced Fund and Franklin Real Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential coun-terparties. Franklin Balanced Fund and Franklin Real Return Fund attempts to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds include failure of the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the funds of any net liability owed to that counter-party under the ISDA agreement. At April 30, 2015, Franklin Real Return Fund had OTC derivatives in a net liability position of $78,265.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business

80 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the fund’s investment objectives.

Franklin Balanced Fund and Franklin Real Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Franklin Balanced Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At April 30, 2015, Franklin Real Return Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

Franklin Balanced Fund and Franklin Equity Income Fund invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the funds.

h. Senior Floating Rate Interests

Franklin Real Return Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Franklin Equity Income Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

franklintempleton.com Semiannual Report | 81

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization And Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

82 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2015
Shares sold	34,053,387	$402,176,779	8,687,460	$160,881,258
Shares issued in reinvestment of distributions	5,198,739	60,300,686	2,234,427	39,439,425
Shares redeemed	(13,207,840)	(155,985,254)	(11,343,607)	(208,931,214)
Net increase (decrease)	26,044,286	$306,492,211	(421,720)	$(8,610,531)
Year ended October 31, 2014
Shares sold	70,233,522	$815,165,988	20,560,472	$383,527,012
Shares issued in reinvestment of distributions	6,361,863	73,139,209	1,027,227	18,842,876
Shares redeemed	(22,041,115)	(256,776,454)	(20,415,610)	(382,951,884)
Net increase (decrease)	54,554,270	$631,528,743	1,172,089	$19,418,004
Class C Shares:
Six Months ended April 30, 2015
Shares sold	10,215,081	$119,599,029	1,094,246	$19,838,732
Shares issued in reinvestment of distributions	1,053,823	12,108,215	639,462	11,141,574
Shares redeemed	(3,773,294)	(44,258,656)	(1,531,335)	(27,810,010)
Net increase (decrease)	7,495,610	$87,448,588	202,373	$3,170,296
Year ended October 31, 2014
Shares sold	15,225,489	$175,593,130	4,373,788	$80,504,373
Shares issued in reinvestment of distributions	1,263,947	14,379,400	200,407	3,615,096
Shares redeemed	(5,890,178)	(68,042,902)	(2,305,848)	(42,496,270)
Net increase (decrease)	10,599,258	$121,929,628	2,268,347	$41,623,199
Class R Shares:
Six Months ended April 30, 2015
Shares sold	104,356	$1,231,536
Shares issued in reinvestment of distributions	9,562	111,145
Shares redeemed	(19,267)	(228,983)
Net increase (decrease)	94,651	$1,113,698
Year ended October 31, 2014
Shares sold	49,487	$579,565
Shares issued in reinvestment of distributions	12,967	148,963
Shares redeemed	(43,956)	(517,010)
Net increase (decrease)	18,498	$211,518
Class R6 Shares:
Six Months ended April 30, 2015
Shares sold	2,783	$32,849	—	$—
Shares issued on reinvestment of distributions	1,291	14,983	8,244	145,614
Shares redeemed	(29,769)	(354,572)	(261)	(4,833)
Net increase (decrease)	(25,695)	$(306,740)	7,983	$140,781
Year ended October 31, 2014[a]
Shares sold	4,223,183	$50,203,110	161,378	$3,005,000
Shares issued in reinvestment of distributions	33,755	405,080	1,525	29,117
Shares redeemed	(4,214,267)	(51,115,927)	—	—
Net increase (decrease)	42,671	$(507,737)	162,903	$3,034,117

franklintempleton.com Semiannual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	1,713,336	$20,175,637	16,621,648	$306,505,525
Shares issued in reinvestment of distributions	104,271	1,213,178	1,917,721	33,874,434
Shares redeemed	(587,056)	(6,944,954)	(13,387,971)	(245,457,119)
Net increase (decrease)	1,230,551	$14,443,861	5,151,398	$94,922,840
Year ended October 31, 2014
Shares sold	2,648,763	$30,742,430	37,218,867	$697,062,012
Shares issued in reinvestment of distributions	251,541	2,876,344	692,532	12,858,748
Shares redeemed	(5,366,832)	(63,484,966)	(13,426,115)	(247,729,757)
Net increase (decrease)	(2,466,528)	$(29,866,192)	24,485,284	$462,191,003
[a]For the period March 4, 2014 (effective date) to October 31, 2014 for Franklin Convertible Securities Fund.

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2015
Shares sold	5,971,725	$139,184,184	1,448,054	$15,064,044
Shares issued in reinvestment of distributions	4,927,600	110,450,141	145,574	1,511,728
Shares redeemed	(6,063,070)	(140,809,494)	(3,813,932)	(39,664,166)
Net increase (decrease)	4,836,255	$108,824,831	(2,220,304)	$(23,088,394)
Year ended October 31, 2014
Shares sold	10,330,092	$237,602,884	3,579,355	$38,673,672
Shares issued in reinvestment of distributions	1,983,644	45,135,334	557,168	6,020,961
Shares redeemed	(12,525,875)	(289,128,798)	(11,073,134)	(119,636,906)
Net increase (decrease)	(212,139)	$(6,390,580)	(6,936,611)	$(74,942,273)
Class C Shares:
Six Months ended April 30, 2015
Shares sold	1,407,874	$32,582,406	292,686	$3,013,841
Shares issued in reinvestment of distributions	634,273	14,108,907	36,785	379,592
Shares redeemed	(1,103,423)	(25,599,148)	(1,074,659)	(11,101,938)
Net increase (decrease)	938,724	$21,092,165	(745,188)	$(7,708,505)
Year ended October 31, 2014
Shares sold	2,334,827	$53,392,570	859,860	$9,243,498
Shares issued in reinvestment of distributions	190,661	4,300,491	120,299	1,292,542
Shares redeemed	(1,823,609)	(41,982,458)	(2,320,740)	(24,897,689)
Net increase (decrease)	701,879	$15,710,603	(1,340,581)	$(14,361,649)
Class R Shares:
Six Months ended April 30, 2015
Shares sold	39,395	$917,893
Shares issued in reinvestment of distributions	18,701	418,887
Shares redeemed	(50,188)	(1,164,747)
Net increase (decrease)	7,908	$172,033
Year ended October 31, 2014
Shares sold	93,752	$2,145,753
Shares issued in reinvestment of distributions	6,533	148,655
Shares redeemed	(58,667)	(1,348,911)
Net increase (decrease)	41,618	$945,497

84 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2015
Shares sold	—	$—	21,910	$228,932
Shares issued on reinvestment of distributions	—	—	4	41
Shares redeemed	—	—	(38,701)	(401,642)
Net increase (decrease)	—	$—	(16,787)	$(172,669)
Year ended October 31, 2014
Shares sold	—	$—	220,110	$2,365,667
Shares issued in reinvestment of distributions	—	—	1,720	18,859
Shares redeemed	—	—	(31,915)	(347,689)
Net increase (decrease)	—	$—	189,915	$2,036,837
Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	374,708	$8,907,469	1,583,829	$16,519,318
Shares issued in reinvestment of distributions	81,735	1,834,705	43,881	456,992
Shares redeemed	(333,234)	(7,679,248)	(1,353,333)	(14,111,415)
Net increase (decrease)	123,209	$3,062,926	274,377	$2,864,895
Year ended October 31, 2014
Shares sold	743,489	$17,291,317	5,138,314	$55,811,393
Shares issued in reinvestment of distributions	26,209	598,539	101,280	1,100,209
Shares redeemed	(300,655)	(6,934,981)	(1,648,547)	(17,850,325)
Net increase (decrease)	469,043	$10,954,875	3,591,047	$39,061,277

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

franklintempleton.com Semiannual Report | 85

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

86 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

The Board has set the current rate at 0.30% per year for Class A shares for Franklin Balanced Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$1,312,601	$87,413	$432,646	$31,374
CDSC retained	$54,957	$28,276	$11,828	$1,895

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Transfer agent fees	$515,330	$405,749	$496,526	$120,286

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds except Franklin Real Return Fund, invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

franklintempleton.com

Semiannual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C and Advisor Class of the fund do not exceed 0.65%, and Class R6 does not exceed 0.52% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016. For Franklin Convertible Securities Fund and Franklin Real Return Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2015.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, capital loss carryforwards were as follows:

Franklin Real
Return Fund
Capital loss carryforwards subject to expiration:
2016	$1,161,482
2017	1,207,907
2018	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	359,718
Long term	12,290,884
Total capital loss carryforwards	$16,226,577

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Cost of investments	$2,812,752,192	$2,001,410,140	$1,684,967,487	$350,465,232

Unrealized appreciation	$256,057,845	$302,293,070	$491,336,229	$13,127,730
Unrealized depreciation	(36,063,907)	(131,966,866)	(42,399,631)	(21,440,111)
Net unrealized appreciation (depreciation)	$219,993,938	$170,326,204	$448,936,598	$(8,312,381)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and foreign currency transactions.

88 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2015, were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Purchases	$673,527,405	$137,240,096	$258,219,908	$50,290,646
Sales	$491,547,148	$171,390,418	$233,858,795	$76,050,126

Transactions in options written during the period ended April 30, 2015, were as follows:

	Number of
	Contracts	Premiums
Franklin Balanced Fund
Options outstanding at October 31, 2014	2,500	$406,518
Options written	11,817	2,431,282
Options expired	(4,337)	(826,643)
Options exercised	(7,980)	(1,414,147)
Options closed	(1,000)	(260,016)
Options outstanding at April 30, 2015	1,000	$336,994

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At April 30, 2015, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 9.90%, 78.27% and 11.28%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At April 30, 2015, the funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statements of Assets and		Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Franklin Balanced Fund
Equity contracts	Investments, at value	$—	Options written, at value	$346,000
Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$1,357,745	forward exchange contracts	$94,335

franklintempleton.com

Semiannual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Other Derivative Information (continued)

For the period ended April 30, 2015, the effect of derivative contracts in the funds’ Statements of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statements of Operations Locations	for the Period	for the Period
Franklin Balanced Fund
Foreign exchange contracts	Net realized gain (loss) from foreign
	currency transactions / Net change
in unrealized appreciation (depreciation)
	on translation of other assets and liabilities
	denominated in foreign currencies	$74,419	$(74,419)

Equity contracts	Net realized gain (loss) from investments
	and written options / Net change in unrealized
	appreciation (depreciation) on investments	1,075,621	(253,024)

Franklin Real Return Fund
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$672,070	$623,538

For the period ended April 30, 2015, the average month end fair value of derivatives represented 0.04% and 0.66%, respectively, of each fund’s average month end net assets. The average month end number of open derivative contracts for the period was 3 and 10, respectively, for each fund.

See Note 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2015, the Funds did not use the Global Credit Facility.

90 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$135,681,650	$11,082,900	$5,177,300	$151,941,850
Utilities	176,206,885	6,633,500	—	182,840,385
Other Equity Investments[b]	1,159,955,136	—	—	1,159,955,136
Equity-Linked Securities	—	250,012,888	—	250,012,888
Corporate Bonds	—	930,181,344	—	930,181,344
Short Term Investments	357,814,527	—	—	357,814,527
Total Investments in Securities	$1,829,658,198	$1,197,910,632	$5,177,300	$3,032,746,130
Liabilities:
Other Financial Instruments
Options Written	$346,000	$—	$—	$346,000
Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$39,352,000	$25,593,150	$—	$64,945,150
Energy	714,656	52,301,373	11,255,000	64,271,029
Financials	—	16,008,450	—	16,008,450
Utilities	73,285,140	29,832,800	—	103,117,940
Other Equity Investments[b]	239,146,794	—	—	239,146,794
Convertible Bonds	—	1,584,761,017	—	1,584,761,017
Escrows and Litigation Trusts	—	8,062,500	—[c]	8,062,500
Short Term Investments	91,423,464	—	—	91,423,464
Total Investments in Securities	$443,922,054	$1,716,559,290	$11,255,000	$2,171,736,344

franklintempleton.com

Semiannual Report | 91

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$123,863,395	$13,810,000	$—	$137,673,395
Other Equity Investments[b]	1,924,473,905	—	—	1,924,473,905
Equity-Linked Securities	—	40,678,350	—	40,678,350
Short Term Investments	31,078,435	—	—	31,078,435
Total Investments in Securities	$2,079,415,735	$54,488,350	$—	$2,133,904,085
Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$43,564,294	$—	$—	$43,564,294
Corporate Bonds	—	21,296,583	—	21,296,583
Senior Floating Rate Interests	—	15,524,857	—	15,524,857
Foreign Government and Agency Securities	—	71,237,508	—	71,237,508
U.S. Government and Agency Securities	—	174,735,800	—	174,735,800
Short Term Investments	—	15,793,809	—	15,793,809
Total Investments in Securities	$43,564,294	$298,588,557	$—	$342,152,851
Other Financial Instruments
Forward Exchange Contracts	$—	$1,357,745	$—	$1,357,745
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$94,335	$—	$94,335
[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at April 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	EUR	Euro	ETF	Exchange Traded Fund
MSCO	Morgan Stanley	KRW	South Korean Won	FRN	Floating Rate Note
		MXN	Mexican Peso	REIT	Real Estate Investment Trust
		MYR	Malaysian Ringgit	SPDR	S&P Depositary Receipt
		PLN	Polish Zloty

92 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took

franklintempleton.com

Semiannual Report | 93

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivative and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2014 and during the previous 10 years ended December 31, 2014, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

Franklin Balanced Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional mixed-asset target allocation growth funds as selected by Lipper during 2014 and previous years during which the Fund has been in existence. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe during 2014, as well as the previous three- and five-year periods on an annualized basis. The Lipper report showed the Fund’s total return performance during 2014 to be in the second-highest performing quintile of its performance universe, but to be in the second-lowest performing quintile of such universe during the previous three-year period and the second-highest performing quintile of such universe during the previous five-year period on an annualized basis. The Board was satisfied with such comparative performance and noted that the Fund’s total return for 2014 exceeded 7% as shown in the Lipper report.

Franklin Convertible Securities Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2014 to be in the second-lowest quintile of its performance universe but on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest or second-highest quintile of such performance universe. The Lipper report showed the Fund’s total return during 2014 to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in either the middle or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable, noting management’s discussion of the Fund’s focus on balanced convertible securities to provide investors with positive risk-adjusted returns over the long term.

Franklin Equity Income Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2014 to be in the highest quintile of the performance universe, and on an annualized basis during each of the previous three-, five- and 10-year periods to be in either the highest or second-highest quintile of such performance universe. The Lipper report showed the Fund’s total return during 2014 to be in the second-lowest performing quintile of such universe and on an annualized basis to be in the middle quintile of such universe for the previous three- and five-year periods and the lowest performing quintile of such universe for the previous 10-year period. In discussing such performance, management explained that it reflected the Fund’s long-standing strategy of investing in securities with yields higher than the overall market and Lipper peers. The Board believed the Fund’s overall performance as shown in the Lipper report to be satisfactory, noting its consistently good comparative income returns and the fact that its total return in 2014 as shown in the Lipper report exceeded 9%.

94 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Franklin Real Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional inflation protected bond funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2014 to be in the second-highest quintile of such performance universe, and on an annualized basis to also be in either the highest or second-highest quintile of such universe during the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s 2014 total return to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the highest performing quintile of such universe during the previous three-year period, in the lowest performing quintile for the previous five-year period, and in the second-lowest performing quintile for the previous 10-year period. In discussing the Fund’s total return underperformance, management expressed the view that the performance universe contained many funds that invested primarily in treasury inflation protected securities (TIPS) and held longer term TIPS that performed better during such periods than the Fund’s portfolio, which had a lesser weighting in TIPS with those held being of shorter duration. They indicated that the Fund is positioned correctly to protect investors from a rise in inflation. The Board found the Fund’s overall performance as shown in the Lipper report to be acceptable, noting management’s explanation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for each of Franklin Convertible Securities Fund and Franklin Equity Income Fund were below the median of its respective Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratios of these Funds as shown in the Lipper reports. The contractual investment management fee rate and actual total expense ratio of Franklin Balanced Fund and Franklin Real Return Fund were, in each case, above the median of its respective expense group. The Board found the comparative contractual investment fee rate and actual total expense ratios of these Funds as shown in their Lipper reports to be acceptable, noting that management had a fee waiver in place for each Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the

franklintempleton.com

Semiannual Report | 95

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Based on their year-end asset levels, all of the Funds benefited from breakpoints contained in their management fee structures with additional breakpoints continuing beyond such asset levels. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each of such Funds provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

96 | Semiannual Report

franklintempleton.com

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2015

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Economic and Market Overview	3
Franklin Adjustable
U.S. Government Securities Fund	4
Franklin Floating Rate
Daily Access Fund	11
Franklin Low Duration
Total Return Fund	20
Franklin Total Return Fund	28
Financial Highlights and
Statements of Investments	36
Financial Statements	113
Notes to Financial Statements	118
Shareholder Information	141

franklintempleton.com

1

Semiannual Report

Economic and Market Overview

U.S. economic growth moderated during the six-month period ended April 30, 2015. In the first half of the period, greater spending by consumers, businesses, and state and local governments aided growth. However, in the latter half, low energy prices and U.S. dollar strength led export levels to fall. In addition, harsh weather and labor disruptions weighed on business spending. Housing market data improved, as home sales and prices rose while mortgage rates fell. Retail sales remained mixed but increased toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the six months but rose late in the period amid higher energy prices bouncing from recent lows. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% in April 2015 from 5.7% in October 2014.1

Although the Federal Reserve Board (Fed) had repeatedly stated that it could be patient with regard to raising interest rates, in March, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

The 10-year Treasury yield, which moves inversely to price, declined from 2.35% at the start of the period to 2.05% by period-end, as investors sought less risky assets given concerns about the crisis in Ukraine, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. Near period-end, soft domestic data and the Fed’s cautious tone on raising interest rates also supported Treasury prices.

The foregoing information reflects our analysis and opinions as of April 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

franklintempleton.com

Semiannual Report | 3

Franklin Adjustable U.S. Government Securities Fund

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares produced a +0.11% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government Index: 1-2 Year Component, posted a +0.28% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The economy grew slowly during the period. Growth in the fourth quarter of 2014 stemmed from greater spending by consumers, businesses, and state and local governments. Economic activity moderated in 2015’s first quarter, however, partly because of an ongoing energy price collapse, shrinking exports and weaker business spending. Despite the slowdown, home prices and sales increased while mortgage rates fell.

Near period-end, the Federal Reserve Board (Fed) noted it expected economic activity would expand at a moderate pace with appropriate policy accommodation. The Fed also stated it would raise interest rates when inflation and employment data met its expectations.

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 The Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARM securities to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-
sponsored entities, as to timely payment of principal and interest.
2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S.
government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.
The Fund’s yield and share price are not guaranteed and will vary with market conditions.
3. Source: Barclays.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 41.

4 | Semiannual Report

franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1	Class C	Class R6	Class
November	0.7544	0.9984	0.4457	1.1909	0.9362
December	0.8625	1.0123	0.5478	1.1706	1.0602
January	0.7912	0.9028	0.5061	1.0586	0.9701
February	0.8735	0.9775	0.6080	1.1233	1.0405
March	0.8211	0.9321	0.5205	1.1093	1.0113
April	0.8222	0.9329	0.5380	1.0888	0.9910
Total	4.9249	5.7560	3.1661	6.7415	6.0093

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%.

Although mortgage rates have moved lower, mortgage credit has remained constrained, and actual prepayment levels have been relatively low. The Fund’s focus on seasoned, short duration, high-quality ARMs that tend to be less sensitive to interest rate changes benefited performance, as did the Fund’s post-reset LIBOR indexed securities.4

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Semiannual Report | 5

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FISAX)	$8.63	$8.67	-$	0.04
A1 (FAUGX)	$8.62	$8.67	-$	0.05
C (FCSCX)	$8.62	$8.66	-$	0.04
R6 (N/A)	$8.64	$8.68	-$	0.04
Advisor (FAUZX)	$8.64	$8.68	-$	0.04

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.049249
A1	$0.057560
C	$0.031661
R6	$0.067415
Advisor	$0.060093

6 | Semiannual Report

franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A/A1: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	Operating Expenses[5]
A				0.93%
6-Month	+0.11%	-2.15%
1-Year	+0.27%	-1.98%	-1.87%
5-Year	+4.40%	+0.40%	+0.49%
10-Year	+25.74%	+2.08%	+2.11%
A1[6]				0.78%
6-Month	+0.09%	-2.17%
1-Year	+0.31%	-1.95%	-1.84%
5-Year	+4.44%	+0.41%	+0.50%
10-Year	+25.79%	+2.09%	+2.11%
C				1.33%
6-Month	-0.10%	-1.09%
1-Year	-0.14%	-1.13%	-1.01%
5-Year	+2.33%	+0.46%	+0.53%
10-Year	+20.84%	+1.91%	+1.93%
R6				0.56%
6-Month	+0.32%	+0.32%
1-Year	+0.66%	+0.66%	+0.78%
Since Inception (9/20/13)	+1.53%	+0.95%	+1.00%
Advisor[7]				0.68%
6-Month	+0.23%	+0.23%
1-Year	+0.64%	+0.64%	+0.64%
5-Year	+5.71%	+1.12%	+1.21%
10-Year	+28.10%	+2.51%	+2.53%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.13%	0.40%	0.40%
A1	1.29%	0.57%	0.57%
C	0.76%	0.02%	0.02%
R6	1.53%	0.78%	0.78%
Advisor	1.40%	0.66%	0.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com Semiannual Report | 7

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A1:	Effective 6/18/14, Class A1 shares were established for shareholders of Franklin Limited Maturity U.S. Government Securities Fund Class A as a result of its reorganization into this Fund on the same date. Class A1 shares are closed to new investors.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Performance for Class A1 has been calculated as follows: (a) for periods prior to 6/18/14, Franklin Adjustable U.S. Government Securities Fund’s Class A performance is used, and (b) for periods after 6/18/14, actual Class A1 performance is used, reflecting all charges and fees applicable to that class.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+13.78% and +1.87%.
8. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 4/30/15.
9. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8 | Semiannual Report

franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 9

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,001.10	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61
A1
Actual	$1,000	$1,000.90	$3.77
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81
C
Actual	$1,000	$999.00	$6.54
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.61
R6
Actual	$1,000	$1,003.20	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66
Advisor
Actual	$1,000	$1,002.30	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.92%;
A1: 0.76%; C: 1.32%; R6: 0.53%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

10 | Semiannual Report

franklintempleton.com

Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

Performance Overview

The Fund’s Class A shares delivered a +2.21% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +2.31% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Corporate Loan Market Overview

Oil price declines and uncertainty about the strength of the global economic recovery helped roil credit markets near the beginning of the six-month period. The high yield bond market’s relatively high exposure to energy producers led to significant volatility, which spilled over into the loan market. As outflows from loan retail vehicles accelerated, the formation of new collateralized loan obligations (CLOs) decelerated and removed much of the support to loan prices. However, expectations for the Federal Reserve’s continued accommodative policies and more stable oil prices in the latter part of the period helped reduce capital market volatility, improving technical conditions as outflows from loan retail vehicles moderated and issuance of new CLOs rebounded. Meanwhile, overall activity in the primary market was subdued, which contributed to generally stronger bids for loans in the secondary market.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Market volatility dampened CLO issuance at the beginning of the period and pushed financing costs higher, removing an important source of loan demand that had helped support loan prices in prior months. The decline in issuance followed the announcement of finalized financial reform regulations in the U.S. that included risk retention provisions, which some market participants expected to possibly curtail CLO issuance. Formation of new vehicles rebounded, however, as CLO arrangers benefited from an eventual decline in financing costs, and despite tightening loan spreads that challenged the arbitrage necessary to structure new CLOs. Some arrangers also reduced financing costs and improved arbitrage by taking advantage of lower European interest rates by issuing U.S. CLOs that complied with European risk retention rules and also benefited from relatively wider spreads in the U.S. loan market.

In addition to slower CLO activity at the beginning of the period, concerns about slowing global economic growth and U.S. Treasury yields generally reaching the lowest levels since 2013 led some investors to adjust their expectations for higher interest rates, leading to significant outflows from loan retail vehicles. Moreover, heightened outflows from high yield bond retail vehicles compounded technical pressure in the loan market as high yield bond fund managers sold loans to meet share redemptions. However, outflows from loan retail vehicles moderated later in the period, which helped support loan prices as selling pressure abated.

Although new-issue deals were largely absent amid heightened volatility at the beginning of the period, volume eventually rebounded modestly. New activity was driven by a handful of large deals related to mergers and acquisitions (M&A), including the largest deals in the loan market since September 2014. However, overall volume remained at relatively low levels as new issuance was offset by large loan issuers paying down

1. Source: Credit Suisse Group.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 48.

franklintempleton.com

Semiannual Report | 11

FRANKLIN FLOATING RATE DAILY ACCESS FUND

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

debt. The dearth of new issuance partly resulted from U.S. regulators’ increased scrutiny of highly leveraged transactions, which helped constrain leveraged buyouts and refinancing activity. As a result, stronger demand and low supply allowed arrangers to tighten pricing in the syndication process and bring back repricing transactions (refinancing deals that tightened spreads).

The default rate by volume declined during the period despite the expected bankruptcy filing of a large issuer in the gaming and leisure industry, which was the loan market’s largest bankruptcy since the default by an electrical utility issuer in 2014. The large electrical utility’s default was no longer included in the lagging 12-month loan default rate calculation, contributing to the default rate decline over the period, but the lower default rate also reflected the loan market’s continued supportive fundamental environment. Many issuers reported year-over-year revenue and earnings growth, which helped to modestly lower average financial leverage and maintain average interest coverage at record levels.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	3.1279	2.8514	3.3703	3.3027
December	3.7489	3.4266	4.0207	3.9521
January	3.4783	3.1864	3.6995	3.6628
February	3.2371	2.9629	3.4660	3.4095
March	3.6293	3.3152	3.8795	3.8270
April	3.4152	3.1196	3.6657	3.6017
Total	20.6367	18.8621	22.1017	21.7558

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the six months under review, the Fund underperformed its benchmark, the CS LLI. Based on the index, loans in the market’s upper tier, including loans rated BB- and Ba3 and higher, as rated by independent rating agencies Standard & Poor’s or Moody’s Investors Service, outperformed the overall market in the first half of the period, but middle-tier loans, including loans rated B+ to B-, outperformed in the second half. For the six-month period, upper-tier loans generally outperformed middle-tier loans, while lower-tier loans, including CCC-rated and distressed loans, had negative returns, according to the CS LLI. However, Fund returns were primarily driven by loan selection within credit rating tiers, rather than allocation among rating tiers, as the upper and middle tiers in the index performed largely in line with each other, and individual issuers were impacted by industry-specific concerns such as commodity exposure.

12 | Semiannual Report

franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND

The top contributors to Fund performance during the six months under review included loans that traded at significant discounts to par early in the period and eventually traded higher following favorable news and as technical conditions improved. The term loan of Sun Products, a large private-label detergent manufacturer, traded higher after the company reported better-than-expected results following earlier investor concerns surrounding competitive pressure. Furthermore, William Morris Endeavor Entertainment, a global talent, entertainment and media company, reported better-than-expected results and stated the company was on track to reach its cost-saving targets following its acquisition of IMG Worldwide Holdings. The issuer’s first-lien and second-lien term loans, which combined had been among the Fund’s largest investments in prior periods, traded higher due to the improved results and relatively attractive income generation as technical conditions supported demand for higher coupon loans.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets

Community Health Systems Inc.	2.3%
Health Care Facilities
MoneyGram International Inc.	2.2%
Data Processing & Outsourced Services
Valeant Pharmaceuticals International Inc.	1.9%
Pharmaceuticals
Caesars Entertainment Resort Properties LLC	1.9%
Casinos & Gaming
BMC Software Finance Inc.	1.8%
Internet Software & Services
Sun Products Corp.	1.6%
Household Products
Cyanco Intermediate Corp.	1.6%
Commodity Chemicals
Cannery Casino Resorts LLC	1.5%
Casinos & Gaming
Alinta Energy Finance Pty. Ltd. (Australia)	1.5%
Electric Utilities
Fitness International LLC	1.3%
Leisure Facilities

In contrast, the top detractors from Fund performance included issuers that reported weaker-than-expected results and continued to face headwinds resulting from lower commodity prices. Samson Investment, an oil and gas producer, was among the Fund’s worst performers, largely due to credit rating downgrades and reports that the company was hiring restructuring advisors as investors expected lower oil and gas prices to negatively impact performance. Similarly, the term loans of Ocean Rig, an offshore drilling company, declined amid uncertainty surrounding the company’s ability to secure drilling contracts given lower oil prices.2

During the period, we focused on increasing the Fund’s weighting in upper-tier loans, with purchases predominantly among loans with higher credit ratings trading at discounts to par, which would be less impacted by refinancing activity, in our view. We executed this strategy through secondary purchases and through participation in select M&A deals in the primary market. Among the large investments during the period were Valeant Pharmaceuticals International’s new term loans, which the company issued to finance its acquisition of Salix Pharmaceuticals, another specialty pharmaceutical company that develops and manufactures a broad range of branded and generic pharmaceuticals. We invested in the new loans because of the company’s position as a leader in fast-growing markets, diversified product portfolio and track record of organic growth. Furthermore, we invested in the new term loans of Dollar Tree, an operator of a U.S. discount variety store chain. The company issued the new term loans to finance its acquisition of Family Dollar, a similar discount store chain. We participated in the new deal as a result of our assessment of the company’s consistent results throughout varied economic conditions, strong free cash flow generation and the combined company’s complementary business models.

To help manage liquidity, the Fund used iShares iBoxx $ High Yield Corporate Bond ETF,3 an exchange-traded fund (ETF) that seeks to track the high yield bond market, and PowerShares Senior Loan Portfolio, an ETF that seeks to track the leveraged loan market. We invested in these ETFs to gain liquid exposure to credit while seeking to maintain sufficient daily liquidity for our shareholders in the event of share redemptions. We also purchased and sold protection in the High Yield Credit Default Swap Index, an index of high yield bond credit default swaps providing synthetic exposure to the high yield bond market, to gain additional exposure to credit, or alternatively, to protect against further credit market volatility. Our combined exposure in these instruments was limited to no more than 3% of the Fund’s net assets during the period.

2. Ocean Rig loan holdings are in subsidiaries Drillships Financing Holding, Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc. in the SOI.
3. Not held by period-end.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Semiannual Report | 13

FRANKLIN FLOATING RATE DAILY ACCESS FUND

What is a credit default swap?

A credit default swap is an agreement between two parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

As outflows from loan mutual funds moderated and CLO activity accelerated, primary market activity slowed significantly, furthering a supply-and-demand imbalance in the loan market. We believed such an imbalance might possibly be exacerbated by the prospect of an extended period of rising interest rates, which could lead to increased demand for floating rate assets. Consequently, we believed refinancing activity could be a significant concern due to the potential for reduced income and loss of principal (for assets purchased above par). To mitigate the possible adverse impacts of increased refinancing activity, we focused on shifting toward loans that we viewed to be less susceptible to refinancing, including those trading at discounts to par or those with relatively lower coupons. The loans with these characteristics were concentrated among loans with higher credit ratings, resulting in the Fund’s shift toward the upper tier. During the period, the Fund narrowed its underweighting in upper-tier loans compared to the index, while paring its overweighting in middle-tier and lower-tier loans.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14 | Semiannual Report

franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FAFRX)	$9.03	$9.04	-$	0.01
C (FCFRX)	$9.03	$9.05	-$	0.02
R6 (N/A)	$9.02	$9.05	-$	0.03
Advisor (FDAAX)	$9.03	$9.05	-$	0.02

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.206367
C	$0.188621
R6	$0.221017
Advisor	$0.217558

franklintempleton.com

Semiannual Report | 15

FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A				0.84%	0.85%
6-Month	+2.21%	-0.11%
1-Year	+2.82%	+0.52%	-0.45%
5-Year	+22.48%	+3.66%	+3.65%
10-Year	+41.89%	+3.33%	+3.24%
C				1.24%	1.25%
6-Month	+1.89%	+0.90%
1-Year	+2.30%	+1.32%	+0.33%
5-Year	+20.07%	+3.73%	+3.71%
10-Year	+36.39%	+3.15%	+3.06%
R6				0.51%	0.53%
6-Month	+2.15%	+2.15%
1-Year	+2.94%	+2.94%	+2.05%
Since Inception (5/1/13)	+6.44%	+3.17%	+2.85%
Advisor				0.59%	0.60%
6-Month	+2.22%	+2.22%
1-Year	+2.97%	+2.97%	+1.97%
5-Year	+24.02%	+4.40%	+4.38%
10-Year	+45.33%	+3.81%	+3.72%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	4.50%	5.26%	5.26%
C	4.20%	4.98%	4.97%
R6	4.94%	5.73%	5.71%
Advisor	4.85%	5.64%	5.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

16 | Semiannual Report

franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and
Advisor) per share on 4/30/15.
7. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com

Semiannual Report | 17

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

18 | Semiannual Report

franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,022.10	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.53	$4.31
C
Actual	$1,000	$1,018.90	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
R6
Actual	$1,000	$1,021.50	$2.61
Hypothetical (5% return before expenses)	$1,000	$1,022.22	$2.61
Advisor
Actual	$1,000	$1,022.20	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.26%; R6: 0.52%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 19

Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s semiannual report for the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +0.66% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.56% total return.1 The index tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 61.

20 | Semiannual Report

franklintempleton.com

FRANKLIN LOW DURATION TOTAL RETURN FUND

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Manager’s Discussion

The economy grew slowly during the period. Growth in the fourth quarter of 2014 stemmed from greater spending by consumers, businesses, and state and local governments. Economic activity moderated in 2015’s first quarter, however, partly because of an ongoing energy price collapse, shrinking exports and weaker business spending. Despite the slowdown, home prices and sales increased while mortgage rates fell.

Near period-end, the Federal Reserve Board (Fed) noted it expected economic activity would expand at a moderate pace with appropriate policy accommodation. The Fed also stated it would raise interest rates when inflation and employment data met its expectations.

From a perspective of excess returns over Treasuries, senior floating rate loans performed well. Investors’ search for protection from interest rate risk helped the asset class outperform Treasuries as measured by the Credit Suisse Leveraged Loan Index. Other major fixed income sectors that delivered positive

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	1.1118	0.8014	1.4051	1.3095
December**	9.2737	8.9863	9.5737	9.4782
January	1.0979	0.7900	1.3961	1.2874
February	0.7358	0.5485	0.9155	0.8549
March	0.0254	—	0.0569	0.0462
April	1.3161	0.9655	1.6458	1.5349
Total	13.5607	12.0917	14.9931	14.5111

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 8.2 cent per share distribution to meet excise tax requirements.

excess returns, as measured by Barclays indexes, included commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In contrast, U.S. dollar-denominated emerging market bonds, municipal bonds, U.S. Treasury Inflation Protected Securities (TIPS) and U.S. investment-grade corporate bonds underperformed Treasuries.

During the period, the Fund’s exposure to corporate credit, particularly senior secured floating rate loans, benefited performance. The Fund’s CMBS exposure aided results as did our allocation to non-agency residential mortgage-backed securities (RMBS) and adjustable-rate agency mortgage-backed securities (ARMS). Foreign currencies and exposure to non-U.S. yield curves also contributed to Fund performance. In contrast, the Fund’s U.S. yield curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark as the Fund’s defensive positioning underperformed the benchmark.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our allocations to investment grade corporate credit, RMBS, and senior secured floating rate loans. We decreased our exposure to ARMS and certain Treasury positions as we found better relative opportunities. We maintained exposure to international bonds and currencies.

franklintempleton.com

Semiannual Report | 21

FRANKLIN LOW DURATION TOTAL RETURN FUND

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is a credit default swap?

A credit default swap is an agreement between two parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22 | Semiannual Report

franklintempleton.com

FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FLDAX)	$10.04	$10.11	-$	0.07
C (FLDCX)	$10.03	$10.11	-$	0.08
R6 (FLRRX)	$10.08	$10.14	-$	0.06
Advisor (FLDZX)	$10.08	$10.14	-$	0.06

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.135607
C	$0.120917
R6	$0.149931
Advisor	$0.145111

franklintempleton.com

Semiannual Report | 23

FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A				0.81%	0.94%
6-Month	+0.66%	-1.58%
1-Year	+1.17%	-1.07%	-1.11%
5-Year	+10.50%	+1.55%	+1.63%
10-Year	+39.50%	+3.15%	+3.18%
C				1.21%	1.34%
6-Month	+0.41%	-0.58%
1-Year	+0.74%	-0.25%	-0.18%
Since Inception (10/1/12)	+2.53%	+0.98%	+0.97%
R6				0.43%	0.56%
6-Month	+0.90%	+0.90%
1-Year	+1.59%	+1.59%	+1.55%
Since Inception (5/1/13)	+3.01%	+1.50%	+1.42%
Advisor[6]				0.56%	0.69%
6-Month	+0.85%	+0.85%
1-Year	+1.48%	+1.48%	+1.35%
5-Year	+11.91%	+2.28%	+2.36%
10-Year	+42.20%	+3.58%	+3.61%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	1.54%	1.13%	0.96%
C	1.16%	0.75%	0.58%
R6	1.96%	1.52%	1.42%
Advisor	1.83%	1.40%	1.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

24 | Semiannual Report

franklintempleton.com

FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+25.23% and +3.29%.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 4/30/15.
8. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com

Semiannual Report | 25

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

26 | Semiannual Report

franklintempleton.com

FRANKLIN LOW DURATION TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,006.57	$3.98
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01
C
Actual	$1,000	$1,004.11	$5.96
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
R6
Actual	$1,000	$1,009.00	$2.09
Hypothetical (5% return before expenses)	$1,000	$1,022.71	$2.11
Advisor
Actual	$1,000	$1,008.50	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.80%;
C: 1.20%; R6: 0.42%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 27

Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares delivered a +1.58% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, posted a +2.06% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 90.

28 | Semiannual Report

franklintempleton.com

FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Manager’s Discussion

The economy grew slowly during the period. Growth in the fourth quarter of 2014 stemmed from greater spending by consumers, businesses, and state and local governments. Economic activity moderated in 2015’s first quarter, however, partly because of an ongoing energy price collapse, shrinking exports and weaker business spending. Despite the slowdown, home prices and sales increased while mortgage rates fell.

Near period-end, the Federal Reserve Board (Fed) noted it expected economic activity would expand at a moderate pace with appropriate policy accommodation. The Fed also stated it would raise interest rates when inflation and employment data met its expectations.

From a perspective of excess returns over Treasuries, senior floating rate loans performed well. Investors’ search for protection from interest rate risk helped the asset class outperform Treasuries as measured by the Credit Suisse Leveraged Loan Index. Other major fixed income sectors that delivered positive excess returns, as measured by Barclays indexes, included commercial mortgage-backed securities (CMBS) and asset-backed

Dividend Distributions*
11/1/14–4/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	1.5559	1.2410	1.3587	1.8785	1.7554
December**	17.1094	16.8402	16.9413	17.3868	17.2811
January	0.7813	0.6144	0.6772	0.9527	0.8870
February	0.4896	0.3444	0.3988	0.6380	0.5810
March	0.3005	0.2442	0.2654	0.3566	0.3363
April	1.6126	1.2849	1.4083	1.9382	1.8204
Total	21.8493	20.5691	21.0497	23.1508	22.6612

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 15.8 cent per share distribution to meet excise tax requirements.

securities (ABS). In contrast, U.S. dollar-denominated emerging market bonds, municipal bonds, U.S. Treasury Inflation Protected Securities (TIPS) and U.S. investment-grade corporate bonds underperformed Treasuries.

During the period, the Fund’s investment-grade corporate and senior secured floating rate loans benefited performance. The Fund’s CMBS exposure aided results as did our allocation to non-agency residential mortgage-backed securities (RMBS) and security selection within the agency mortgage-backed securities (MBS) sector. Foreign currencies and exposure to non-U.S. yield curves also contributed to Fund performance. In contrast, the Fund’s positions in tax-exempt municipal bonds detracted from performance. U.S. yield curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark as the Fund’s defensive positioning underperformed the benchmark.

At period-end, we were slightly overweighted compared to the benchmark in many of the credit sectors, including high yield corporate securities and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we decreased our exposure to U.S. Treasury securities and fixed-rate MBS as we found better relative opportunities. We slightly decreased our exposure to CMBS and tax-exempt municipal bonds. In contrast, we increased our exposure to investment-grade corporate bonds and residential MBS and maintained significant exposure to international bonds and currencies.

franklintempleton.com

Semiannual Report | 29

FRANKLIN TOTAL RETURN FUND

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is a credit default swap?

A credit default swap is an agreement between two parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Semiannual Report

franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FKBAX)	$10.12	$10.18	-$	0.06
C (FCTLX)	$10.09	$10.16	-$	0.07
R (FTRRX)	$10.10	$10.17	-$	0.07
R6 (FRERX)	$10.15	$10.20	-$	0.05
Advisor (FBDAX)	$10.15	$10.20	-$	0.05

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.218493
C	$0.205691
R	$0.210497
R6	$0.231508
Advisor	$0.226612

franklintempleton.com

Semiannual Report | 31

FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A				0.89%	0.94%
6-Month	+1.58%	-2.72%
1-Year	+4.07%	-0.39%	+0.88%
5-Year	+27.10%	+4.01%	+4.39%
10-Year	+62.55%	+4.52%	+4.65%
C				1.29%	1.34%
6-Month	+1.35%	+0.36%
1-Year	+3.64%	+2.64%	+3.91%
5-Year	+24.62%	+4.50%	+4.90%
10-Year	+56.09%	+4.55%	+4.70%
R				1.14%	1.19%
6-Month	+1.40%	+1.40%
1-Year	+3.76%	+3.76%	+5.03%
5-Year	+25.58%	+4.66%	+5.04%
10-Year	+58.48%	+4.71%	+4.85%
R6				0.46%	0.51%
6-Month	+1.80%	+1.80%
1-Year	+4.50%	+4.50%	+5.65%
Since Inception (5/1/13)	+5.02%	+2.48%	+2.75%
Advisor				0.64%	0.69%
6-Month	+1.75%	+1.75%
1-Year	+4.37%	+4.37%	+5.62%
5-Year	+28.77%	+5.19%	+5.57%
10-Year	+66.55%	+5.23%	+5.38%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	1.83%	1.69%	1.66%
C	1.53%	1.38%	1.33%
R	1.67%	1.52%	1.49%
R6	2.29%	2.18%	2.13%
Advisor	2.15%	2.02%	1.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Semiannual Report

franklintempleton.com

FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R,
R6 and Advisor) per share on 4/30/15.
7. The 30-day standardized yield for the 30 days ended 4/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com

Semiannual Report | 33

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

34 | Semiannual Report

franklintempleton.com

FRANKLIN TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,015.80	$4.35
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36
C
Actual	$1,000	$1,013.50	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.36
R
Actual	$1,000	$1,014.00	$5.59
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61
R6
Actual	$1,000	$1,018.00	$2.30
Hypothetical (5% return before expenses)	$1,000	$1,022.51	$2.31
Advisor
Actual	$1,000	$1,017.50	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.11

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.27%; R: 1.12%; R6: 0.46%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 35

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Adjustable U.S. Government Securities Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.67	$8.72	$8.90	$8.84	$8.90	$8.96
Income from investment operations[a]:
Net investment income	0.021	0.043	0.048	0.078	0.103	0.109
Net realized and unrealized gains (losses)	(0.012)	0.006	(0.098)	0.117	0.011	0.073
Total from investment operations	0.009	0.049	(0.050)	0.195	0.114	0.182
Less distributions from net investment
income	(0.049)	(0.099)	(0.130)	(0.135)	(0.174)	(0.242)
Net asset value, end of period	$8.63	$8.67	$8.72	$8.90	$8.84	$8.90

Total return[b]	0.11%	0.56%	(0.56)%	2.22%	1.30%	2.06%

Ratios to average net assets[c]
Expenses	0.92%[d]	0.93%[d]	0.87%	0.87%	0.86%	0.86%
Net investment income	0.49%	0.48%	0.63%	0.91%	1.16%	1.24%

Supplemental data
Net assets, end of period (000’s)	$1,012,126	$1,058,838	$1,105,674	$1,308,971	$1,470,029	$1,536,981
Portfolio turnover rate	3.52%	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

36 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended
	April 30, 2015	Period Ended
	(unaudited)	October 31, 2014[a]
Class A1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.67	$8.68
Income from investment operations:
Net investment income[b]	0.028	0.018
Net realized and unrealized gains (losses)	(0.020)	0.010
Total from investment operations	0.008	0.028
Less distributions from net investment income	(0.058)	(0.038)
Net asset value, end of period	$8.62	$8.67

Total return[c]	0.09%	0.32%

Ratios to average net assets[d]
Expenses[e]	0.76%	0.78%
Net investment income	0.65%	0.63%

Supplemental data
Net assets, end of period (000’s)	$219,920	$253,021
Portfolio turnover rate	3.52%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 37

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.66	$8.71	$8.90	$8.83	$8.89	$8.96
Income from investment operations[a]:
Net investment income (loss)	(0.001)	(0.004)	0.006	0.042	0.064	0.087
Net realized and unrealized gains (losses)	(0.007)	0.018	(0.101)	0.128	0.015	0.049
Total from investment operations	(0.008)	0.014	(0.095)	0.170	0.079	0.136
Less distributions from net investment
income	(0.032)	(0.064)	(0.095)	(0.100)	(0.139)	(0.206)
Net asset value, end of period	$8.62	$8.66	$8.71	$8.90	$8.83	$8.89

Total return[b]	(0.10)%	0.16%	(1.07)%	1.93%	0.89%	1.53%

Ratios to average net assets[c]
Expenses	1.32%[d]	1.33%[d]	1.27%	1.27%	1.26%	1.26%
Net investment income	0.09%	0.08%	0.23%	0.51%	0.76%	0.84%

Supplemental data
Net assets, end of period (000’s)	$373,397	$428,031	$603,067	$794,201	$856,366	$956,002
Portfolio turnover rate	3.52%	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

38 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.68	$8.73	$8.72
Income from investment operations[b]:
Net investment income	0.031	0.088 [c]	0.008
Net realized and unrealized gains (losses)	(0.004)	(0.009)	0.018
Total from investment operations	0.027	0.079	0.026
Less distributions from net investment income	(0.067)	(0.129)	(0.016)
Net asset value, end of period	$8.64	$8.68	$8.73

Total return[d]	0.32%	0.92%	0.30%

Ratios to average net assets[e]
Expenses	0.53%[f]	0.56%[f]	0.53%
Net investment income	0.88%	0.85%	0.97%

Supplemental data
Net assets, end of period (000’s)	$5,437	$7,193	$335
Portfolio turnover rate	3.52%	14.18%	8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 39

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.68	$8.73	$8.91	$8.85	$8.91	$8.97
Income from investment operations[a]:
Net investment income	0.026	0.068	0.073	0.107	0.139	0.181
Net realized and unrealized gains (losses)	(0.006)	0.003	(0.101)	0.111	(0.002)	0.024
Total from investment operations	0.020	0.071	(0.028)	0.218	0.137	0.205
Less distributions from net investment
income	(0.060)	(0.121)	(0.152)	(0.158)	(0.197)	(0.265)
Net asset value, end of period	$8.64	$8.68	$8.73	$8.91	$8.85	$8.91

Total return[b]	0.23%	0.82%	(0.31)%	2.48%	1.55%	2.31%

Ratios to average net assets[c]
Expenses	0.67%[d]	0.68%[d]	0.62%	0.62%	0.61%	0.61%
Net investment income	0.74%	0.73%	0.88%	1.16%	1.41%	1.49%

Supplemental data
Net assets, end of period (000’s)	$348,833	$416,854	$411,228	$437,540	$489,675	$368,400
Portfolio turnover rate	3.52%	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

40 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Adjustable U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 94.1%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 24.4%
FHLMC, 1.845%, 9/01/35	$18,137,823	$19,218,152
FHLMC, 1.904%, 4/01/36	10,745,158	11,296,104
FHLMC, 2.03%, 4/01/35	14,312,875	15,051,527
FHLMC, 2.067%, 1/01/36	9,242,751	9,872,124
FHLMC, 2.125%, 4/01/38	9,408,000	10,004,009
FHLMC, 2.171%, 9/01/36	9,093,685	9,713,608
FHLMC, 0.76% - 2.185%, 11/01/16 - 4/01/42	18,542,812	19,530,270
FHLMC, 2.187% - 2.266%, 1/01/18 - 7/01/38	16,850,445	17,921,565
FHLMC, 2.266% - 2.294%, 11/01/17 - 9/01/37	15,228,153	16,228,932
FHLMC, 2.298%, 11/01/37	10,563,720	11,360,560
FHLMC, 2.295% - 2.311%, 4/01/25 - 4/01/40	16,937,320	17,987,098
FHLMC, 2.312%, 9/01/37	53,281,071	56,863,182
FHLMC, 2.33%, 12/01/35	10,098,972	10,767,948
FHLMC, 2.312% - 2.337%, 10/01/22 - 3/01/39	17,316,949	18,461,569
FHLMC, 2.337% - 2.35%, 9/01/24 - 6/01/41	16,053,902	17,198,643
FHLMC, 2.35% - 2.37%, 1/01/19 - 11/01/41	18,005,941	19,254,624
FHLMC, 2.371%, 9/01/38	9,701,028	10,355,939
FHLMC, 2.37% - 2.393%, 5/01/18 - 10/01/41	15,784,005	16,870,014
FHLMC, 2.407%, 11/01/36	9,272,404	9,908,376
FHLMC, 2.393% - 2.431%, 12/01/19 - 9/01/41	18,318,190	19,583,144
FHLMC, 2.432% - 2.467%, 3/01/19 - 9/01/37	17,124,096	18,327,586
FHLMC, 2.476%, 9/01/37	13,996,674	14,904,273
FHLMC, 2.521%, 1/01/37	9,376,266	10,085,540
FHLMC, 2.527%, 6/01/37	18,776,669	20,132,299
FHLMC, 2.467% - 2.622%, 11/01/18 - 5/01/42	18,189,033	19,390,146
FHLMC, 2.776%, 7/01/38	20,330,369	21,624,134
FHLMC, 3.359%, 11/01/40	15,263,816	16,139,113
FHLMC, 2.622% - 6.635%, 3/01/17 - 7/01/41	18,282,481	19,357,769
		477,408,248
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 69.0%
FNMA, 0.848% - 1.692%, 6/01/15 - 11/01/44	18,713,426	19,450,150
FNMA, 1.695% - 1.819%, 7/01/17 - 4/01/38	18,451,854	19,399,824
FNMA, 1.846%, 1/01/35	13,054,437	13,699,211
FNMA, 1.82% - 1.87%, 12/01/15 - 2/01/39	18,156,134	19,139,370
FNMA, 1.885%, 1/01/36	8,321,676	8,820,883
FNMA, 1.893%, 12/01/34	18,830,023	19,788,016
FNMA, 1.873% - 1.905%, 7/01/17 - 6/01/37	16,981,914	17,839,317
FNMA, 1.905% - 1.913%, 6/01/20 - 8/01/37	18,220,056	19,287,372
FNMA, 1.921%, 3/01/35	10,187,040	10,705,487
FNMA, 1.925%, 5/01/35	9,265,016	9,738,434
FNMA, 1.914% - 1.94%, 11/01/16 - 4/01/36	18,300,187	19,322,404
FNMA, 1.94% - 1.953%, 2/01/17 - 11/01/40	15,943,058	16,765,721
FNMA, 1.955% - 1.967%, 4/01/18 - 10/01/37	13,429,819	14,207,388
FNMA, 1.967% - 1.989%, 1/01/18 - 12/01/43	18,436,888	19,483,183
FNMA, 2.002%, 2/01/36	18,635,962	19,724,895
FNMA, 1.99% - 2.015%, 11/01/17 - 5/01/38	10,916,163	11,575,112
FNMA, 2.015% - 2.02%, 12/01/17 - 3/01/37	15,350,099	16,162,992
FNMA, 2.021% - 2.044%, 3/01/18 - 9/01/43	14,685,381	15,527,555
FNMA, 2.044% - 2.075%, 10/01/22 - 3/01/43	17,977,182	19,066,929
FNMA, 2.082%, 1/01/36	15,167,163	16,118,191

franklintempleton.com Semiannual Report | 41

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.075% - 2.095%, 12/01/17 - 4/01/38	$18,327,415	$19,430,255
FNMA, 2.099%, 5/01/39	16,209,507	17,173,764
FNMA, 2.096% - 2.114%, 4/01/18 - 11/01/37	18,360,677	19,524,081
FNMA, 2.116%, 8/01/39	13,642,619	14,488,868
FNMA, 2.125%, 11/01/34	10,679,529	11,360,270
FNMA, 2.115% - 2.13%, 10/01/16 - 8/01/36	17,174,668	18,244,639
FNMA, 2.13% - 2.15%, 11/01/17 - 1/01/37	16,710,386	17,788,168
FNMA, 2.171%, 2/01/36	11,433,377	12,193,179
FNMA, 2.15% - 2.171%, 7/01/19 - 7/01/42	17,082,230	18,228,563
FNMA, 2.179%, 2/01/36	11,023,841	11,792,239
FNMA, 2.171% - 2.182%, 8/01/18 - 11/01/39	18,294,660	19,545,602
FNMA, 2.182% - 2.191%, 8/01/22 - 8/01/39	17,503,028	18,637,016
FNMA, 2.192% - 2.204%, 7/01/17 - 4/01/38	16,533,465	17,605,976
FNMA, 2.206%, 1/01/38	19,195,475	20,465,145
FNMA, 2.204% - 2.207%, 1/01/24 - 12/01/39	16,577,409	17,688,298
FNMA, 2.208% - 2.22%, 1/01/19 - 3/01/41	18,315,131	19,506,378
FNMA, 2.22% - 2.23%, 3/01/18 - 2/01/37	18,176,449	19,397,082
FNMA, 2.23% - 2.237%, 9/01/17 - 9/01/38	15,569,928	16,599,755
FNMA, 2.238% - 2.244%, 11/01/20 - 9/01/38	15,505,957	16,523,601
FNMA, 2.247%, 1/01/38	11,181,404	11,965,144
FNMA, 2.259%, 11/01/34	10,407,252	11,063,061
FNMA, 2.244% - 2.267%, 6/01/19 - 9/01/40	18,141,595	19,322,641
FNMA, 2.273%, 3/01/35	16,367,469	17,388,683
FNMA, 2.267% - 2.28%, 7/01/23 - 5/01/48	18,055,406	19,244,856
FNMA, 2.28% - 2.284%, 4/01/33 - 9/01/39	15,724,497	16,770,899
FNMA, 2.287%, 9/01/36	11,747,165	12,477,850
FNMA, 2.289%, 1/01/39	10,449,095	11,094,562
FNMA, 2.284% - 2.295%, 5/01/22 - 5/01/37	17,653,267	18,797,515
FNMA, 2.303%, 5/01/38	17,579,181	18,713,310
FNMA, 2.295% - 2.303%, 11/01/20 - 11/01/41	18,355,713	19,564,796
FNMA, 2.31%, 12/01/36	14,391,155	15,319,779
FNMA, 2.303% - 2.311%, 4/01/19 - 1/01/42	17,041,820	18,129,915
FNMA, 2.312%, 3/01/38	9,344,113	9,999,019
FNMA, 2.312% - 2.318%, 7/01/22 - 9/01/38	18,307,109	19,531,720
FNMA, 2.318% - 2.324%, 9/01/22 - 3/01/40	16,894,823	18,007,669
FNMA, 2.324% - 2.329%, 1/01/18 - 11/01/42	17,348,262	18,494,348
FNMA, 2.329% - 2.338%, 3/01/21 - 4/01/40	18,125,140	19,347,722
FNMA, 2.346%, 1/01/38	12,838,175	13,634,903
FNMA, 2.339% - 2.355%, 11/01/18 - 9/01/39	17,471,410	18,617,556
FNMA, 2.355% - 2.358%, 6/01/32 - 8/01/36	15,143,347	16,199,576
FNMA, 2.359%, 2/01/37	10,651,556	11,473,619
FNMA, 2.358% - 2.361%, 5/01/33 - 12/01/37	15,117,686	16,123,812
FNMA, 2.361% - 2.366%, 7/01/18 - 7/01/40	16,011,280	17,135,676
FNMA, 2.367%, 1/01/37	11,619,074	12,410,788
FNMA, 2.371%, 11/01/37	17,820,619	19,009,520
FNMA, 2.366% - 2.382%, 12/01/18 - 1/01/39	17,630,380	18,753,985
FNMA, 2.382% - 2.407%, 10/01/18 - 5/01/48	16,998,280	18,110,852
FNMA, 2.414%, 1/01/36	9,727,105	10,443,473
FNMA, 2.407% - 2.423%, 10/01/17 - 9/01/39	18,298,616	19,514,624
FNMA, 2.423%, 6/01/35	8,514,717	9,172,668
FNMA, 2.435%, 3/01/35	8,596,945	9,254,825

42 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.44%, 9/01/35	$8,781,858	$9,397,729
FNMA, 2.423% - 2.442%, 5/01/18 - 1/01/40	18,210,299	19,458,426
FNMA, 2.445%, 1/01/36	10,067,652	10,897,305
FNMA, 2.442% - 2.471%, 7/01/17 - 3/01/47	16,608,896	17,811,464
FNMA, 2.472%, 7/01/46	13,809,433	14,792,406
FNMA, 2.473% - 2.50%, 5/01/17 - 4/01/44	15,444,707	16,492,098
FNMA, 2.503% - 2.548%, 9/01/17 - 1/01/42	17,543,902	18,679,969
FNMA, 2.579%, 5/01/40	10,386,827	11,171,440
FNMA, 2.55% - 2.75%, 5/01/16 - 10/01/41	18,399,480	19,388,475
FNMA, 2.959%, 3/01/41	16,330,980	17,457,895
FNMA, 2.752% - 3.075%, 11/01/16 - 11/01/46	18,259,586	19,433,258
FNMA, 3.078% - 6.387%, 11/01/15 - 4/01/41	18,339,248	19,382,540
FNMA, 6.989% - 8.125%, 2/01/20 - 3/01/25	296,700	304,289
		1,351,771,973
[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.7%
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	14,375,714	14,911,480
Total Mortgage-Backed Securities (Cost $1,812,538,384)		1,844,091,701
U.S. Government and Agency Securities 3.0%
U.S. Treasury Note,
1.25%, 10/31/15	6,000,000	6,034,452
1.375%, 11/30/15	30,000,000	30,217,980
4.125%, 5/15/15	15,000,000	15,024,030
4.25%, 8/15/15	8,000,000	8,098,440
Total U.S. Government and Agency Securities (Cost $59,308,936)		59,374,902
Total Investments before Short Term Investments (Cost $1,871,847,320)		1,903,466,603

	Shares

Short Term Investments (Cost $49,863,762) 2.6%
Money Market Funds 2.6%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	49,863,762	49,863,762
Total Investments (Cost $1,921,711,082) 99.7%		1,953,330,365
Other Assets, less Liabilities 0.3%		6,382,261
Net Assets 100.0%		$1,959,712,626

See Abbreviations on page 140.

aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 43

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Floating Rate Daily Access Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.04	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.207	0.335	0.333	0.403	0.418	0.370
Net realized and unrealized gains (losses)	(0.011)	(0.160)	0.088	0.225	(0.220)	0.376
Total from investment operations	0.196	0.175	0.421	0.628	0.198	0.746
Less distributions from net investment
income	(0.206)	(0.335)	(0.331)	(0.408)	(0.418)	(0.366)
Net asset value, end of period	$9.03	$9.04	$9.20	$9.11	$8.89	$9.11

Total return[b]	2.21%	1.91%	4.69%	7.22%	2.17%	8.69%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.87%	0.84%	0.83%	0.90%	0.89%	0.95%
Expenses net of waiver and payments by
affiliates	0.86%[d]	0.82%[d]	0.83%[d,e]	0.90%	0.89%[d]	0.95%[d]
Net investment income	4.66%	3.64%	3.60%	4.52%	4.56%	4.15%

Supplemental data
Net assets, end of period (000’s)	$1,664,782	$1,874,867	$1,991,138	$1,295,166	$1,246,489	$1,082,656
Portfolio turnover rate	16.52%	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.05	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.190	0.298	0.296	0.368	0.380	0.334
Net realized and unrealized gains (losses)	(0.021)	(0.150)	0.088	0.224	(0.219)	0.376
Total from investment operations	0.169	0.148	0.384	0.592	0.161	0.710
Less distributions from net investment
income	(0.189)	(0.298)	(0.294)	(0.372)	(0.381)	(0.330)
Net asset value, end of period	$9.03	$9.05	$9.20	$9.11	$8.89	$9.11

Total return[b]	1.89%	1.62%	4.28%	6.79%	1.76%	8.26%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	1.27%	1.24%	1.23%	1.30%	1.29%	1.35%
Expenses net of waiver and payments by
affiliates	1.26%[d]	1.22%[d]	1.23%[d,e]	1.30%	1.29%[d]	1.35%[d]
Net investment income	4.26%	3.24%	3.20%	4.12%	4.16%	3.75%

Supplemental data
Net assets, end of period (000’s)	$663,970	$742,602	$765,839	$431,818	$423,309	$272,602
Portfolio turnover rate	16.52%	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.05	$9.21	$9.21
Income from investment operations[b]:
Net investment income	0.226	0.364	0.175
Net realized and unrealized gains (losses)	(0.035)	(0.159)	(0.001)
Total from investment operations	0.191	0.205	0.174
Less distributions from net investment income	(0.221)	(0.365)	(0.174)
Net asset value, end of period	$9.02	$9.05	$9.21

Total return[c]	2.15%	2.36%	1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.62%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.52%[e]	0.50%[e]	0.51%[e,f]
Net investment income	5.00%	3.96%	3.92%

Supplemental data
Net assets, end of period (000’s)	$7	$465	$1,339
Portfolio turnover rate	16.52%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.05	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.218	0.358	0.355	0.426	0.442	0.393
Net realized and unrealized gains (losses)	(0.020)	(0.150)	0.089	0.225	(0.221)	0.375
Total from investment operations	0.198	0.208	0.444	0.651	0.221	0.768
Less distributions from net investment
income	(0.218)	(0.358)	(0.354)	(0.431)	(0.441)	(0.388)
Net asset value, end of period	$9.03	$9.05	$9.20	$9.11	$8.89	$9.11

Total return[b]	2.22%	2.28%	4.95%	7.49%	2.43%	8.84%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.62%	0.59%	0.58%	0.65%	0.64%	0.70%
Expenses net of waiver and payments by
affiliates	0.61%[d]	0.57%[d]	0.58%[d,e]	0.65%	0.64%[d]	0.70%[d]
Net investment income	4.91%	3.89%	3.85%	4.77%	4.81%	4.40%

Supplemental data
Net assets, end of period (000’s)	$1,559,448	$2,019,477	$2,374,914	$739,974	$524,938	$273,158
Portfolio turnover rate	16.52%	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Floating Rate Daily Access Fund
	Country	Shares	Value
Common Stocks and Exchange Traded Funds 0.3%
Broadcasting 0.0%†
[a]Cumulus Media Inc., A	United States	5,725	$13,053
Diversified Capital Markets 0.3%
PowerShares Senior Loan Portfolio, ETF	United States	482,700	11,672,183
Health Care Distributors 0.0%
[a,b]RoTech Medical Corp.	United States	26,267	—
Total Common Stocks and Exchange Traded Funds
(Cost $11,719,276)			11,685,236

		Principal
		Amount*

[c,d]Senior Floating Rate Interests 90.2%
Aerospace & Defense 2.7%
CAMP International Holding Co., 2013 Replacement Term Loan, 4.75%,
5/31/19	United States	19,345,289	19,498,446
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	10,788,940	10,802,426
Term B Loans, 4.50%, 4/09/20	United States	16,011,989	16,058,696
[e]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	763,924	668,540
Fly Funding II S.A.R.L., Loans, 3.75%, 8/09/19	Luxembourg	20,779,314	20,779,314
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	36,073,812	36,206,600
			104,014,022
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21	United States	2,287,774	2,306,076
Airlines 1.0%
Air Canada, Term Loan, 5.50%, 9/26/19	Canada	17,752,394	18,018,680
American Airlines Inc., Class B Term Loan, 3.75%, 6/27/19	United States	9,974,619	10,030,727
[f]U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	9,726,395	9,749,845
			37,799,252
Apparel Retail 0.3%
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	13,160,775	13,321,179
Application Software 0.3%
CCC Information Services Inc., Term Loan, 4.00%, 12/20/19	United States	10,019,987	10,054,436
Auto Parts & Equipment 3.7%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	25,273,000	25,241,409
Federal-Mogul Holdings Corp., Tranche C Term Loans, 4.75%, 4/15/21	United States	24,160,143	24,157,123
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	11,066,610	11,007,824
Gates Global LLC, Initial Dollar Term Loans, 4.25%, 7/06/21	United States	21,964,855	22,013,881
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	20,203,768	20,317,920
TI Group Automotive Systems LLC, Term Loan, 4.25%, 7/02/21	United States	15,150,251	15,197,595
Tower Automotive Holdings USA LLC, Initial Term Loan, 4.00%, 4/23/20	United States	13,206,916	13,264,697
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	11,487,933	11,320,404
			142,520,853
Broadcasting 4.8%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	39,180,728	38,700,764
Grande Communications Networks LLC, Initial Term Loan, 4.50%, 5/29/20	United States	17,107,435	17,043,282
Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	17,523,307	17,609,101

48 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Broadcasting (continued)
iHeartCommunications Inc.,
Tranche D Term Loan, 6.934%, 1/30/19	United States	23,889,566	$22,916,066
Tranche E Term Loan, 7.684%, 7/30/19	United States	10,331,493	10,052,223
MediArena Acquisition BV, Second Lien Dollar Term B Loan, 10.00%,
8/13/22	Netherlands	10,400,000	10,387,000
Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	41,000,000	41,076,875
[f]Sinclair Television Group Inc., Incremental Term Loan B-1, 5.00%, 7/30/21	United States	2,995,759	3,003,248
Univision Communications Inc., Replacement First-Lien Term Loan, 4.00%,
3/01/20	United States	25,484,951	25,523,637
			186,312,196
Building Products 0.5%
Quikrete Holdings Inc., First Lien Initial Loan, 4.00%, 9/28/20	United States	17,657,333	17,730,911
Cable & Satellite 0.7%
[f]Charter Communications Operating LLC, Term G Loans, 5.75%, 9/12/21	United States	4,848,485	4,838,788
UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH,
3.25%, 6/30/21	Netherlands	11,890,462	11,903,196
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	9,625,154	9,644,405
			26,386,389
Casinos & Gaming 6.0%
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	75,856,551	72,741,047
Cannery Casino Resorts LLC,
[f]Second Lien Term Loan, 10.00%, 10/02/19	United States	16,523,000	14,358,487
Term Loan, 6.00%, 10/02/18	United States	45,238,169	45,181,621
CCM Merger Inc. (MotorCity Casino), Term Loans, 4.50%, 8/06/21	United States	12,929,295	13,032,328
MGM Resorts International, Term B Loan, 3.50%, 12/20/19	United States	3,989,796	3,997,277
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	40,095,796	39,895,317
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	35,945,000	36,349,381
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	5,869,605	5,891,616
			231,447,074
Coal & Consumable Fuels 2.4%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	10,950,791	10,649,644
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	2,288,000	2,230,800
[f]Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	19,859,875	19,686,101
[f]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	54,914,869	49,697,956
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	10,419,224	10,315,032
			92,579,533
Commodity Chemicals 1.6%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	63,028,407	63,028,407
Communications Equipment 0.4%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	13,835,528	13,904,706
Construction Machinery & Heavy Trucks 0.5%
[f]Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	9,787,960	9,862,896
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term
Loan, 4.50%, 5/28/21	United States	10,391,798	10,521,696
			20,384,592

franklintempleton.com Semiannual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Data Processing & Outsourced Services 2.2%
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	89,175,165	$84,140,513
Worldpay U.S. Inc., Additional Term Facility, 4.50%, 11/29/19	United States	1,487,370	1,496,666
			85,637,179
Diversified Chemicals 2.5%
[f]Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 5/04/18	United States	25,828,248	25,907,490
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	22,692,094	22,975,746
OXEA GmbH,
First Lien Tranche B-2 Term Loan, 4.25%, 1/15/20	Luxembourg	8,874,850	8,713,993
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	40,515,474	37,881,968
			95,479,197
Diversified Metals & Mining 1.6%
Atkore International Inc.,
Initial Term Loan, 4.50%, 4/09/21	United States	9,716,575	9,595,118
Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	12,510,459	11,853,659
[f]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	46,643,796	42,248,272
			63,697,049
Diversified Support Services 1.5%
AlixPartners LLP,
2014 Jan Replacement Term B2 Loans, 4.00%, 7/10/20	United States	21,850,119	22,020,834
Second Lien 2013 Recapitalization Term Loan, 9.00%, 7/10/21	United States	7,548,950	7,636,238
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	27,657,200	27,877,601
			57,534,673
Electric Utilities 1.5%
Alinta Energy Finance Pty. Ltd.,
[g]Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	951,464	958,203
Term B Loans, 6.375%, 8/13/19	Australia	56,031,073	56,427,941
			57,386,144
Electronic Equipment & Instruments 0.0%†
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%,
10/18/19	United States	1,304,290	1,309,996
Forest Products 2.4%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	45,995,657	42,775,962
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	30,594,695	30,766,790
Term Loan C, 8.00%, 5/01/19	United States	18,453,750	18,557,552
			92,100,304
General Merchandise Stores 0.8%
Dollar Tree Inc., Initial Term B Loans, 4.25%, 3/09/22	United States	32,208,259	32,668,644
Health Care Equipment 1.2%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,163,260	16,223,872
Term Loan, 5.00%, 6/07/19	United States	15,983,507	16,159,997
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	13,002,698	13,111,050
			45,494,919

50 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Health Care Facilities 2.5%
Amsurg Corp., Initial Term Loan, 3.75%, 7/16/21	United States	2,992,462	$3,010,363
Community Health Systems Inc.,
[f]2018 Term F Loans, 3.434%, 12/31/18	United States	64,433,230	64,889,611
2021 Term D Loan, 4.25%, 1/27/21	United States	24,442,126	24,617,816
United Surgical Partners International Inc., Extended Term Loan, 4.25%,
4/19/17	United States	5,221,157	5,235,844
			97,753,634
Health Care Services 4.3%
Connolly LLC,
Initial Term Loan, 5.00%, 5/14/21	United States	9,657,889	9,742,395
Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	24,202,500	24,202,500
Dialysis Newco Inc., Term Loan B, 4.50%, 4/23/21	United States	15,534,550	15,612,222
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	35,528,914	29,400,177
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.25%, 1/31/21	United States	27,144,670	27,288,890
Surgery Centers Holdings Inc.,
Second Lien Term Loan, 8.50%, 11/03/21	United States	12,120,000	12,089,700
Term Loan, 5.25%, 11/03/20	United States	11,640,825	11,728,131
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	35,758,107	36,003,944
			166,067,959
Health Care Supplies 0.2%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	8,899,296	8,963,816
Health Care Technology 0.7%
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	27,701,672	27,805,221
Hotels, Resorts & Cruise Lines 0.1%
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	5,591,126	5,633,060
Household Products 1.6%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	65,406,671	63,199,196
Independent Power Producers & Energy Traders 0.4%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	9,304,730	9,271,001
Term B-2 Loan, 4.75%, 1/31/22	United States	7,347,598	7,334,967
			16,605,968
Industrial Conglomerates 0.2%
Unifrax I LLC, New Term Dollar Loans, 4.25%, 11/28/18	United States	6,039,970	6,039,970
Industrial Machinery 4.8%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	16,157,900	16,279,084
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	23,603,929
Husky Injection Molding Systems Ltd., Initial Term Loan, 4.25%, 6/30/21	United States	18,814,539	18,948,498
Milacron LLC, Term B Loan, 4.00%, 3/28/20	United States	13,836,429	13,836,429
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	27,258,604	27,491,447
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	36,047,429	35,641,895
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	14,657,125	14,729,047
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	16,308,673	16,298,480
Second Lien Term Loan, 8.50%, 5/09/18	United States	15,314,541	15,199,682
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,544,360	5,558,221
			187,586,712

franklintempleton.com Semiannual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Insurance Brokers 0.4%
HUB International Ltd., Initial Term Loan, 4.00%, 10/02/20	United States	17,175,096	$17,146,465
Integrated Telecommunication Services 2.1%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	8,655,247	8,687,704
Integra Telecom Holdings Inc.,
First Lien Term Loan, 5.25%, 2/22/19	United States	20,388,260	20,505,493
Second Lien Initial Loan, 9.75%, 2/21/20	United States	8,213,247	8,209,822
[f]Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	28,761,687	28,790,448
LTS Buyer LLC,
First Lien Term B Loan, 4.00%, 4/13/20	United States	7,083,329	7,098,778
Second Lien Initial Loan, 8.00%, 4/12/21	United States	7,417,489	7,442,212
			80,734,457
Internet Software & Services 1.8%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	69,577,611	68,490,461
Investment Banking & Brokerage 0.5%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	18,548,269	18,675,789
IT Consulting & Other Services 0.8%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	32,976,900	30,723,489
Leisure Facilities 2.9%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	23,301,766	23,316,330
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	53,968,944	51,360,463
[f]Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	12,915,205	12,690,803
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	27,500,609	23,684,899
			111,052,495
Life Sciences Tools & Services 0.2%
Pharmaceutical Product Development LLC, Term Loan, 4.00%, 12/05/18	United States	7,678,768	7,725,386
Marine 0.8%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	31,101,870	31,335,134
Metal & Glass Containers 0.7%
CD&R Millennium U.S. Acquico LLC,
Initial Dollar Term Loan, 4.50%, 7/31/21	United States	6,208,800	6,219,150
Second Lien Initial Term Loan, 8.25%, 7/31/22	United States	22,149,800	21,983,677
			28,202,827
Movies & Entertainment 1.8%
[f]Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	6,190,356	6,229,789
William Morris Endeavor Entertainment LLC, Term Loans Second Lien, 8.25%,
5/06/22	United States	49,591,290	48,971,399
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	14,929,017	14,782,056
			69,983,244
Oil & Gas Drilling 1.3%
Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	35,525,096	28,881,903
[f]Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan,
5.50%, 7/25/21	Marshall Islands	16,480,487	14,365,497
Offshore Group Investment Ltd. (Vantage Delaware), Loans, 5.75%, 3/28/19	United States	13,573,000	9,026,045
			52,273,445

52 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Oil & Gas Equipment & Services 0.6%
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/08/19	United States	24,885,349	$24,613,177
Oil & Gas Exploration & Production 2.3%
Fieldwood Energy LLC,
[f]Loans, 3.875%, 10/01/18	United States	28,126,514	27,493,668
Second Lien Loans, 8.375%, 9/30/20	United States	5,530,000	4,327,225
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	2,406,265	2,395,737
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%, 9/25/18	United States	27,720,000	13,444,200
UTEX Industries Inc.,
First Lien Initial Term Loan, 5.00%, 5/21/21	United States	34,172,444	32,506,537
Second Lien Initial Term Loan, 8.25%, 5/20/22	United States	12,147,156	10,264,347
			90,431,714
Oil & Gas Storage & Transportation 1.1%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	24,385,725	24,507,653
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	18,063,500	18,221,556
			42,729,209
Packaged Foods & Meats 1.8%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	8,689,926	8,770,038
Second Lien Term Loan, 9.50%, 10/10/17	United States	24,560,081	24,713,582
CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%,
7/03/21	United States	11,591,497	10,896,007
JBS USA LLC, Incremental Term Loan, 3.75%, 9/18/20	United States	5,565,051	5,603,311
[f]Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	18,639,510	18,734,366
			68,717,304
Paper Packaging 1.2%
Coveris Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	42,218,067	42,552,307
Reynolds Group Holdings Inc., U.S. Term Loan, 4.50%, 12/01/18	United States	3,783,397	3,823,856
			46,376,163
Personal Products 1.0%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	41,562,805	40,800,834
Pharmaceuticals 2.4%
Akorn Inc., Loans, 4.50%, 4/16/21	United States	15,722,533	15,781,492
[f]Horizon Pharma Inc., Term Loan B, 5.75%, 5/07/21	United States	1,810,437	1,825,713
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.50%, 12/11/19	United States	10,000,000	10,042,360
[f]Series D-2 Tranche B Term Loan, 5.25%, 2/13/19	United States	7,568,424	7,603,307
Series E-1 Tranche B Term Loan, 3.50%, 8/05/20	United States	3,009,040	3,020,908
Series F-1 New Term Loan, 4.00%, 4/01/22	United States	52,991,233	53,425,126
			91,698,906
Publishing 1.1%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	42,149,026	42,487,103
Restaurants 0.2%
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	6,418,894	6,459,012
Retail REITs 0.1%
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	4,896,250	5,006,416

franklintempleton.com

Semiannual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Semiconductors 0.4%
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	16,396,100	$16,560,061
Specialized Consumer Services 0.6%
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	23,690,625	23,966,408
Specialized Finance 0.6%
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	23,142,584	23,272,761
Specialty Chemicals 3.8%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	23,143,616	23,238,667
AZ Chem U.S. Inc., Second Lien Initial Term Loan, 7.50%, 6/10/22	United States	10,343,756	10,312,725
[f]Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	5,989,610	5,922,227
Term B-2 Loan, 5.00%, 9/08/17	United States	12,259,478	12,121,559
Term B-3 Loan, 5.00%, 9/08/17	United States	10,659,489	10,539,570
Oxbow Carbon LLC,
First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	23,467,108	23,271,556
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	16,364,314	14,809,704
Solenis International LP and Solenis Holdings,
First Lien Term Loan, 4.25%, 7/31/21	United States	10,016,452	10,052,451
Second Lien Term Loan, 7.75%, 7/31/22	United States	7,800,000	7,605,000
Sonneborn LLC, Initial US Term Loan, 5.50%, 12/10/20	United States	7,129,869	7,192,256
Sonneborn Refined Products BV, Initial BV Term Loan, 5.50%, 12/10/20	Netherlands	1,258,212	1,269,221
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	23,037,217	23,159,614
			149,494,550
Specialty Stores 2.5%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	12,457,209	12,549,081
BJ’s Wholesale Club Inc.,
2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	1,099,905	1,107,380
Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	35,190,476	35,630,357
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	48,075,575	47,391,988
			96,678,806
Steel 0.2%
Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	14,171,429	9,038,721
Systems Software 1.6%
Blue Coat Systems Inc.,
Second Lien Loans, 9.50%, 6/26/20	United States	12,027,143	12,297,754
Term Loan, 4.00%, 5/31/19	United States	9,381,522	9,397,940
Websense Inc.,
First Lien Term Loan, 4.50%, 6/25/20	United States	18,279,042	18,313,315
Second Lien Term Loan, 8.25%, 12/24/20	United States	22,205,846	22,372,390
			62,381,399
Technology Hardware, Storage & Peripherals 0.5%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	19,401,120	19,500,822
Tires & Rubber 0.4%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	United States	15,604,167	15,799,219

54 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Trucking 1.0%
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	$18,200,906
Tranche B-1 Term Loan, 4.00%, 3/11/18	United States	12,228,525	12,289,668
Tranche B-2 Term Loan, 3.50%, 3/11/18	United States	9,976,350	10,005,032
			40,495,606
Total Senior Floating Rate Interests (Cost $3,556,607,811)			3,505,604,650
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 3.1%
Other Diversified Financial Services 3.1%
[h]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,546,549
[c,h]Atrium IX, 9A, C, 144A, FRN, 3.512%, 2/28/24	United States	2,500,000	2,512,950
[c,h]Atrium XI, 11A, C, 144A, FRN, 3.477%, 10/23/25	Cayman Islands	29,700,000	29,838,402
[c,h]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.475%, 10/20/26	United States	5,200,000	5,193,136
[c,h]Carlyle Global Market Strategies CLO Ltd., 2014-4A, C, 144A, FRN, 3.40%,
10/15/26	Cayman Islands	6,500,000	6,520,800
[c,h]Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 2.877%, 1/27/25	Cayman Islands	3,500,000	3,400,915
2014-2A, B, 144A, FRN, 3.275%, 10/18/26	United States	13,240,000	13,139,773
[c,h]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.255%, 1/30/25	Cayman Islands	3,850,000	3,849,422
2014-22A, B, 144A, FRN, 3.433%, 11/07/26	Cayman Islands	7,400,000	7,416,798
[c,h]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.725%, 7/15/26	Cayman Islands	6,510,000	6,496,069
B, 144A, FRN, 2.325%, 7/15/26	United States	6,510,000	6,487,085
C, 144A, FRN, 3.275%, 7/15/26	United States	5,630,000	5,619,697
[h]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,623,256
[h]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,518,165
[c,h]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.153%, 4/15/24	Cayman Islands	3,850,000	3,869,173
2013-1A, C, 144A, FRN, 3.775%, 4/15/24	Cayman Islands	3,850,000	3,769,304
2013-2A, B, 144A, FRN, 2.957%, 4/25/25	United States	3,850,000	3,822,088
[c,h]Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.429%, 10/20/26	Cayman Islands	6,700,000	6,717,889
[c,h]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.375%, 10/17/26	United States	1,340,000	1,338,271
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $120,052,004)			120,679,742
Total Investments before Short Term Investments
(Cost $3,688,379,091)			3,637,969,628

		Shares

Short Term Investments (Cost $251,639,882) 6.4%
Money Market Funds 6.4%
[a,i]Institutional Fiduciary Trust Money Market Portfolio	United States	251,639,882	251,639,882
Total Investments (Cost $3,940,018,973) 100.0%			3,889,609,510
Other Assets, less Liabilities (0.0)%†			(1,402,460)
Net Assets 100.0%			$3,888,207,050

franklintempleton.com

Semiannual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cThe coupon rate shown represents the rate at period end.
dSee Note 1(i) regarding senior floating rate interests.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the aggregate value of these securities was $668,540, representing 0.02% of net assets.
fA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
gSee Note 9 regarding unfunded loan commitments.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $120,679,742 representing 3.10% of net assets.
iSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At April 30, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
		Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount	Rate	Date	(Received)	Appreciation	Depreciation	Value
Centrally Cleared Swaps
Contracts to Buy Protection
Traded Index
CDX.NA.HY.23	ICE	$85,554,000	5.00%	12/20/19	$(6,986,631)	$ —	$(636,823)	$(7,623,454)

Centrally Cleared Swaps unrealized appreciation (depreciation)							$(636,823)

See Abbreviations on page 140.

56 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Low Duration Total Return Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.11	$10.16	$10.29	$10.27	$10.44	$10.19
Income from investment operations[a]:
Net investment income	0.062	0.144	0.166	0.169	0.214	0.240
Net realized and unrealized gains (losses)	0.004	(0.011)	(0.032)	0.158	(0.111)	0.334
Total from investment operations	0.066	0.133	0.134	0.327	0.103	0.574
Less distributions from:
Net investment income and net foreign
currency gains	(0.136)	(0.183)	(0.264)	(0.307)	(0.233)	(0.292)
Net realized gains	—	—	—	—	(0.040)	(0.032)
Total distributions	(0.136)	(0.183)	(0.264)	(0.307)	(0.273)	(0.324)
Net asset value, end of period	$10.04	$10.11	$10.16	$10.29	$10.27	$10.44

Total return[b]	0.66%	1.32%	1.32%	3.26%	0.99%	5.74%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.95%	0.93%	0.98%	1.01%	1.03%	1.06%
Expenses net of waiver and payments by
affiliates	0.80%[d]	0.80%[d]	0.80%[d]	0.89%	0.90%	0.90%[d]
Net investment income	1.18%	1.24%	1.25%	1.47%	1.95%	2.15%

Supplemental data
Net assets, end of period (000’s)	$1,630,715	$1,589,854	$1,296,612	$904,878	$636,622	$369,836
Portfolio turnover rate	15.68%	78.63%	64.86%	51.42%	75.51%	49.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)		2014		2013		2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.11		$10.16		$10.29		$10.29
Income from investment operations[b]:
Net investment income	0.042		0.098		0.189		0.013
Net realized and unrealized gains (losses)	(0.001)		(0.001)		(0.090)		0.005
Total from investment operations	0.041		0.097		0.099		0.018
Less distributions from net investment income and net foreign currency
gains	(0.121)		(0.147)		(0.229)		(0.018)
Net asset value, end of period	$10.03		$10.11		$10.16		$10.29

Total return[c]	0.41%		0.96%		0.97%		0.17%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.35%		1.33%		1.38%		1.41%
Expenses net of waiver and payments by affiliates	1.20	%e	1.20	%e	1.20	%e	1.29%
Net investment income	0.78%		0.84%		0.84%		1.07%

Supplemental data
Net assets, end of period (000’s)	$179,862		$165,952		$114,200		$1,034
Portfolio turnover rate	15.68%		78.63%		64.86%		51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

58 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.14	$10.19	$10.27
Income from investment operations[b]:
Net investment income	0.074	0.164 [c]	0.089
Net realized and unrealized gains (losses)	0.016	0.003	(0.046)
Total from investment operations	0.090	0.167	0.043
Less distributions from net investment income and net foreign currency gains	(0.150)	(0.217)	(0.123)
Net asset value, end of period	$10.08	$10.14	$10.19

Total return[d]	0.90%	1.66%	0.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.54%	0.55%	0.62%
Expenses net of waiver and payments by affiliates[f]	0.42%	0.42%	0.43%
Net investment income	1.56%	1.62%	1.61%

Supplemental data
Net assets, end of period (000’s)	$500,240	$418,539	$943
Portfolio turnover rate	15.68%	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.14	$10.19	$10.31	$10.29	$10.46	$10.20
Income from investment operations[a]:
Net investment income	0.058	0.166	0.231	0.202	0.249	0.248
Net realized and unrealized gains (losses)	0.027	(0.010)	(0.064)	0.146	(0.122)	0.363
Total from investment operations	0.085	0.156	0.167	0.348	0.127	0.611
Less distributions from:
Net investment income and net foreign
currency gains	(0.145)	(0.206)	(0.287)	(0.328)	(0.257)	(0.319)
Net realized gains	—	—	—	—	(0.040)	(0.032)
Total distributions	(0.145)	(0.206)	(0.287)	(0.328)	(0.297)	(0.351)
Net asset value, end of period	$10.08	$10.14	$10.19	$10.31	$10.29	$10.46

Total return[b]	0.85%	1.54%	1.64%	3.46%	1.22%	6.11%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.70%	0.68%	0.73%	0.76%	0.78%	0.81%
Expenses net of waiver and payments by
affiliates	0.55%[d]	0.55%[d]	0.55%[d]	0.64%	0.65%	0.65%[d]
Net investment income	1.43%	1.49%	1.50%	1.72%	2.20%	2.40%

Supplemental data
Net assets, end of period (000’s)	$160,567	$198,694	$156,129	$70,442	$49,682	$16,200
Portfolio turnover rate	15.68%	78.63%	64.86%	51.42%	75.51%	49.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.

60 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Low Duration Total Return Fund
	Country	Shares		Value
Common Stocks and Exchange Traded Funds 0.8%
Diversified Financials 0.8%
PowerShares Senior Loan Portfolio, ETF	United States	825,000		$19,948,500
Materials 0.0%†
[a]Verso Corp.	United States	1,886		2,640
Total Common Stocks and Exchange Traded Funds
(Cost $20,183,305)				19,951,140

		Principal
		Amount*
Corporate Bonds 37.6%
Automobiles & Components 0.5%
Ford Motor Credit Co. LLC, senior note,
2.375%, 1/16/18	United States	3,000,000		3,048,519
2.597%, 11/04/19	United States	4,000,000		4,045,168
[b]FRN, 0.784%, 9/08/17	United States	4,000,000		3,982,836
				11,076,523
Banks 10.0%
[c]ANZ New Zealand International Ltd./London, senior note, 144A, 1.40%,
4/27/17	New Zealand	2,500,000		2,507,800
Australia & New Zealand Banking Group Ltd., senior note, 1.25%,
1/10/17	Australia	11,000,000		11,065,065
[d]Banca Monte Dei Paschi Di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	6,300,000	EUR	7,871,590
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,508,932
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	5,500,000		5,601,178
[b]FRN, 1.315%, 1/15/19	United States	12,671,000		12,851,549
[d]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,460,717
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,013,011
[b]FRN, 0.915%, 2/01/19	United States	2,000,000		2,007,722
BNP Paribas SA, senior note, 2.70%, 8/20/18	France	3,500,000		3,603,968
CIT Group Inc.,
4.25%, 8/15/17	United States	5,500,000		5,610,000
senior note, 5.00%, 5/15/17	United States	500,000		518,750
senior note, 5.25%, 3/15/18	United States	2,000,000		2,078,000
senior note, 3.875%, 2/19/19	United States	3,100,000		3,080,625
[b]Citigroup Inc., sub. note, FRN, 0.534%, 6/09/16	United States	11,200,000		11,151,918
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	550,000,000	JPY	4,715,065
2.125%, 10/13/17	Ireland	5,000,000	CHF	5,652,497
[c]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,103,360
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000		2,051,426
[c]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,073,965
Industrial & Commercial Bank of China Ltd./New York, 3.231%,
11/13/19	China	5,400,000		5,549,121
[b,c]ING Bank NV, senior note, 144A, FRN,
1.907%, 9/25/15	Netherlands	3,800,000		3,822,477
0.964%, 10/01/19	Netherlands	5,000,000		5,012,850

franklintempleton.com

Semiannual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		$1,516,425
3.875%, 1/16/18	Italy	5,900,000		6,171,105
3.875%, 1/15/19	Italy	1,100,000		1,156,018
[b]FRN, 0.198%, 5/18/17	Italy	2,150,000	EUR	2,395,581
[b,d]Reg S, FRN, 1.498%, 7/29/15	Italy	4,400,000	EUR	4,951,288
JPMorgan Chase & Co., senior note,
2.20%, 10/22/19	United States	11,000,000		11,008,778
[b]FRN, 1.177%, 1/25/18	United States	8,000,000		8,083,256
[b]JPMorgan Chase Bank NA, sub. note, FRN, 0.60%, 6/13/16	United States	1,500,000		1,496,787
[c]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%,
2/05/19	Germany	6,500,000		6,595,842
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	114,985,000	DKK	17,643,913
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,228,604
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,489,744
[b]Royal Bank of Canada, senior note, FRN, 0.634%, 3/08/16	Canada	3,000,000		3,008,844
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	3,215,374
[b]Svenska Handelsbanken AB, senior note, FRN, 0.761%, 6/17/19	Sweden	5,300,000		5,313,064
[b]U.S. Bank NA, sub. note, FRN, 2.282%, 4/29/20	United States	3,000,000		3,000,000
[b,d]UniCredit SpA, senior note, Reg S, FRN,
1.548%, 7/24/15	Italy	4,200,000	EUR	4,725,852
0.964%, 4/10/17	Italy	3,400,000	EUR	3,844,250
[b]Union Bank NA, senior note, FRN, 1.019%, 9/26/16	United States	2,400,000		2,404,046
[d]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,918,603
[b]Wachovia Corp., sub. note, FRN, 0.645%, 10/15/16	United States	14,723,000		14,697,294
[c]Woori Bank, sub.note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,654,464
[b,d]Yorkshire Building Society, secured note, Reg S, FRN, 2.314%,
3/23/16	United Kingdom	4,868,000	GBP	7,577,473
				247,008,191
Capital Goods 0.6%
[d]Aeroporti Di Roma SpA, senior note, Reg S, 3.25%, 2/20/21	Italy	1,100,000	EUR	1,383,791
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,488,641
General Electric Capital Corp., senior note, 3.35%, 10/17/16	United States	2,000,000		2,076,572
USG Corp., senior note, 6.30%, 11/15/16	United States	9,220,000		9,738,625
				14,687,629
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,098,624
Consumer Durables & Apparel 0.8%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000		4,455,000
Centex LLC, senior note, 6.50%, 5/01/16	United States	5,000,000		5,237,500
D.R. Horton Inc.,
senior bond, 5.625%, 1/15/16	United States	2,400,000		2,469,000
senior note, 4.75%, 5/15/17	United States	1,500,000		1,573,125
senior note, 3.75%, 3/01/19	United States	2,000,000		2,025,720
KB Home, senior note, 4.75%, 5/15/19	United States	1,000,000		997,500
Lennar Corp., senior note, 4.50%, 6/15/19	United States	3,408,000		3,527,280
				20,285,125

62 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Consumer Services 0.4%
Carnival Corp., senior note, 3.95%, 10/15/20	United States	7,400,000		$7,878,447
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000		759,208
				8,637,655
Diversified Financials 5.0%
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		4,627,218
[c]Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,837,051
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	8,100,000		8,118,168
[b]Credit Suisse New York, senior note, FRN, 0.751%, 5/26/17	Switzerland	5,400,000		5,399,282
[b]Fifth Third Bank, senior note, FRN, 0.766%, 11/18/16	United States	11,000,000		11,022,891
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	4,000,000		4,052,032
The Goldman Sachs Group Inc., senior note,
3.30%, 5/03/15	United States	1,000,000		1,000,000
[b]FRN, 1.437%, 4/23/20	United States	11,000,000		11,139,766
[c]Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000		4,686,723
[c]Hyundai Capital Services Inc., senior note, 144A, 2.625%, 9/29/20	South Korea	6,300,000		6,367,794
International Lease Finance Corp., senior note,
8.625%, 9/15/15	United States	8,325,000		8,533,125
8.75%, 3/15/17	United States	5,000,000		5,568,000
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000		1,702,939
1.95%, 3/04/19	United States	3,750,000		3,788,625
Morgan Stanley, senior note,
4.50%, 2/23/16	United States	2,000,000	EUR	2,321,847
[b]FRN, 1.417%, 1/27/20	United States	9,900,000		10,056,608
Navient Corp., senior note,
8.45%, 6/15/18	United States	800,000		894,560
5.50%, 1/15/19	United States	2,500,000		2,547,500
[c]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	10,537,100		10,618,152
[b,c]Seven and Seven Ltd., senior note, 144A, FRN, 1.404%, 9/11/19	South Korea	1,800,000		1,796,077
Springleaf Finance Corp., senior note, I, 5.40%, 12/01/15	United States	7,000,000		7,113,750
[c]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000		2,053,290
				122,245,398
Energy 4.7%
[c]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000		3,589,320
California Resources Corp., senior note, 5.50%, 9/15/21	United States	3,500,000		3,333,750
Canadian Natural Resources Ltd., senior note, 1.75%, 1/15/18	Canada	5,200,000		5,182,544
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	1,000,000		1,068,750
[b]FRN, 3.525%, 4/15/19	United States	2,500,000		2,406,250
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	10,800,000		10,820,704
[c]CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	China	1,500,000		1,494,660
[b]FRN, 1.157%, 5/14/17	China	7,500,000		7,508,287
[c]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,035,934
[c]Enable Midstream Partners LP, senior note, 144A, 2.40%, 5/15/19	United States	7,400,000		7,243,416
[c]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	3,000,000		2,895,000
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	2,700,000		2,700,853

franklintempleton.com

Semiannual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Ensco PLC, senior note, 4.70%, 3/15/21	United States	7,800,000		$7,985,094
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	5,500,000		5,597,790
Halcon Resources Corp., senior note, 9.75%, 7/15/20	United States	900,000		742,500
Kinder Morgan Energy Partners LP, senior note,
3.50%, 3/01/16	United States	2,000,000		2,040,738
2.65%, 2/01/19	United States	4,500,000		4,512,492
Kinder Morgan Finance Co. LLC,
senior bond, 5.70%, 1/05/16	United States	11,500,000		11,863,825
[c]senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000		2,747,947
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000		505,638
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	2,000,000		1,755,000
6.25%, 11/01/19	United States	500,000		426,250
[c]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000		2,174,938
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	3,500,000		2,747,150
[b]Petrobras Global Finance BV, senior note, FRN, 3.151%, 3/17/20	Brazil	5,100,000		4,794,000
[c]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000		1,279,636
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	2,500,000		2,618,750
[c]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
2.50%, 4/28/20	China	7,400,000		7,349,828
[b]Statoil ASA, senior note, FRN, 0.716%, 11/08/18	Norway	6,900,000		6,900,517
				116,321,561
Food & Staples Retailing 1.3%
[d]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	1,700,000	EUR	2,152,692
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000		10,068,070
The Kroger Co., senior note, 1.20%, 10/17/16	United States	5,000,000		5,012,800
Sysco Corp., senior note, 1.45%, 10/02/17	United States	7,700,000		7,759,067
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000		5,947,300
[c]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	260,000		261,972
				31,201,901
Food, Beverage & Tobacco 2.0%
Altria Group Inc., senior note, 2.625%, 1/14/20	United States	6,000,000		6,131,934
[d]Anheuser-Busch InBev NV, senior bond, Reg S, 2.875%, 9/25/24	Belgium	500,000	EUR	645,215
Anheuser-Busch InBev Worldwide Inc., senior note, 1.375%, 7/15/17	Belgium	1,200,000		1,209,959
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,050,238
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000		5,615,582
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000		7,292,175
[c]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	4,500,000		4,503,937
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000		1,514,909
[c]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000		5,084,950
Kraft Foods Group Inc., senior note,
1.625%, 6/04/15	United States	1,000,000		1,000,882
2.25%, 6/05/17	United States	7,000,000		7,127,281
[b]Mondelez International Inc., senior note, FRN, 0.775%, 2/01/19	United States	500,000		495,332
[d]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	500,000	EUR	594,106
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	1,000,000		1,000,179
Tyson Foods Inc., senior note, 2.65%, 8/15/19	United States	3,900,000		3,983,916
				48,250,595

64 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services 0.6%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000		$1,005,964
Alere Inc, senior note, 8.625%, 10/01/18	United States	2,000,000		2,080,000
Becton, Dickinson & Co., senior note, 2.675%, 12/15/19	United States	5,900,000		6,024,508
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000		1,649,712
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	1,100,000		1,150,875
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,017,316
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000		1,510,650
[c]Tenet Healthcare Corp., senior note, 144A, 5.00%, 3/01/19	United States	1,500,000		1,494,375
				15,933,400
Household & Personal Products 0.1%
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000		2,186,584
Insurance 1.2%
[c]Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000		10,059,770
[c]New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000		10,176,510
[b]Prudential Financial Inc., senior note, FRN, 1.037%, 8/15/18	United States	10,000,000		10,066,140
				30,302,420
Materials 1.3%
ArcelorMittal, senior note,
4.50%, 3/01/16	Luxembourg	2,000,000		2,042,500
5.25%, 2/25/17	Luxembourg	1,500,000		1,561,875
[d]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,244,369
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.00%, 4/01/17	Australia	800,000		825,500
6.875%, 2/01/18	Australia	888,889		921,111
8.25%, 11/01/19	Australia	2,500,000		2,200,000
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	6,000,000		6,032,796
[c]Glencore Funding LLC, 144A, 3.125%, 4/29/19	Switzerland	5,000,000		5,104,000
[c]Incitec Pivot Ltd., senior note, 144A, 4.00%, 12/07/15	Australia	2,000,000		2,042,618
[c]Ineos Group Holdings SA, senior note, 144A, 5.875%, 2/15/19	Switzerland	500,000		507,500
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	2,100,000		2,315,250
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	3,000,000		3,078,750
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	90,000		78,975
[c]Xstrata Finance Canada Ltd., secured note, 144A, 2.05%, 10/23/15	Switzerland	3,000,000		3,011,991
				31,967,235
Media 1.1%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%,
3/15/17	United States	2,900,000		2,953,253
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	10,500,000		10,880,625
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,145,000
Time Warner Inc.,
3.15%, 7/15/15	United States	1,000,000		1,005,479
senior note, 2.10%, 6/01/19	United States	4,500,000		4,524,331
Viacom Inc.,
2.75%, 12/15/19	United States	2,700,000		2,742,506
senior note, 2.20%, 4/01/19	United States	3,200,000		3,197,466
				27,448,660

franklintempleton.com

Semiannual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000		$6,277,395
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000		2,546,358
[b]FRN, 0.862%, 5/22/19	United States	6,200,000		6,210,949
Celgene Corp., senior note,
2.45%, 10/15/15	United States	2,000,000		2,015,540
2.30%, 8/15/18	United States	3,000,000		3,058,275
Life Technologies Corp., senior note, 3.50%, 1/15/16	United States	2,000,000		2,034,914
[c]Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%,
3/15/20	United States	3,000,000		3,084,375
Zoetis Inc., senior note,
1.15%, 2/01/16	United States	1,800,000		1,799,865
1.875%, 2/01/18	United States	1,200,000		1,201,807
				28,229,478
Real Estate 1.0%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	10,100,000		10,476,881
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,214,781
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,784,004
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,195,543
				24,671,209
Retailing 0.2%
[c]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	1,376,966
[c]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,011,180
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	4,250,000		3,060,000
				5,448,146
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,283,143
Software & Services 1.0%
[c]Alibaba Group Holding Ltd., senior note, 144A, 2.50%, 11/28/19	China	11,900,000		11,891,432
[b]Oracle Corp., senior note, FRN, 0.855%, 1/15/19	United States	12,000,000		12,133,560
				24,024,992
Technology Hardware & Equipment 1.7%
[c]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	11,000,000		11,467,500
[b]Apple Inc., FRN, 0.503%, 5/03/18	United States	13,000,000		13,048,347
Dell Inc., senior note,
2.30%, 9/10/15	United States	1,500,000		1,503,855
3.10%, 4/01/16	United States	5,000,000		5,043,750
Juniper Networks Inc., senior note, 3.30%, 6/15/20	United States	4,000,000		4,103,460
[b,c]NBCUniversal Enterprise Inc., 144A, FRN, 0.96%, 4/15/18	United States	7,500,000		7,559,032
				42,725,944
Telecommunication Services 1.1%
[e]AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,406,534
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,166,476
[c]Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	3,500,000		3,991,085
Telefonica Emisiones SAU, senior note, 3.192%, 4/27/18	Spain	2,300,000		2,392,149

66 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
[c]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000		$2,018,620
Verizon Communications Inc., senior note, 2.625%, 2/21/20	United States	8,824,000		8,956,925
				27,931,789
Transportation 0.2%
[c]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000		3,803,315
Utilities 1.5%
DPL Inc., senior note, 6.50%, 10/15/16	United States	1,049,000		1,104,072
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,202,724
[c]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,008,690
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000		1,000,831
[c]Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,349,266
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19	United States	2,000,000		1,975,000
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000		8,257,144
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000		7,201,327
[c]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%,
5/22/18	China	2,000,000		1,992,160
[c]State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%,
5/07/19	China	2,200,000		2,253,293
[d]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,500,944
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		899,569
				37,745,020
Total Corporate Bonds (Cost $929,332,017)				928,514,537
[b,f]Senior Floating Rate Interests 5.1%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	1,704,137		1,702,006
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%,
7/29/17	United States	2,421,891		2,409,025
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	1,270,124		1,277,301
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	601,388		592,618
				5,980,950
Capital Goods 0.3%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/18/21	United States	475,805		479,373
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	491,079		494,839
Doncasters U.S. Finance LLC, Term B Loans, 4.50%, 4/09/20	United States	312,041		312,951
[e]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	2,543,611		2,514,996
Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	1,335,230		1,334,395
Signode Industrial Group U.S. Inc., Initial Term B Loan, 3.75%, 5/01/21	United States	724,796		726,495
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	549,472		551,494
Tranche D Term Loan, 3.75%, 6/04/21	United States	321,846		323,028
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	51,111		51,239
				6,788,810
Commercial & Professional Services 0.1%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,606,968		2,627,743

franklintempleton.com

Semiannual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[b,f]Senior Floating Rate Interests (continued)
Consumer Services 0.6%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	1,404,806	$1,405,684
Boyd Gaming Corp., Term A Loan, 3.146%, 8/14/18	United States	58,772	58,753
Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	3,421,672	3,417,396
[e]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	3,600,118	3,426,114
[e]ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	2,343,479	2,331,762
[e]Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%,
5/14/20	United States	1,734,162	1,704,031
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	49,977	50,289
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%,
9/02/21	Luxembourg	3,290,135	3,328,435
			15,722,464
Diversified Financials 0.1%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	406,108	408,900
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	3,328,142	3,346,862
			3,755,762
Energy 0.6%
[e]Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	1,812,636	1,762,789
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	246,687	247,844
Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc.,
5.50%, 7/25/21	Marshall Islands	1,079,258	940,754
[e]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	2,814,556	2,751,228
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,303,210	1,309,726
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	2,147,868	2,166,662
[e]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	1,657,223	1,499,786
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	3,998,815	3,803,873
			14,482,662
Health Care Equipment & Services 0.3%
Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	1,959,958	1,977,108
[e]Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,049,614	1,058,360
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	1,247,959	1,032,686
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%,
6/06/19	United States	721,720	724,417
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,571,575	1,582,379
			6,374,950
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	5,674,615	5,570,583
Revlon Consumer Products Corp., Replacement Term Loan, 3.25%,
11/19/17	United States	477,911	478,807
			6,049,390
Materials 0.9%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	2,018,505	1,877,209
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	1,700,188	1,709,752
Term Loan C, 8.00%, 5/01/19	United States	2,842,875	2,858,866

68 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[b,f]Senior Floating Rate Interests (continued)
Materials (continued)
Coveris Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	3,774,048	$3,803,927
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	4,033,547	4,033,547
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	4,511,273	4,086,149
[e]Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 3/31/22	United States	425,548	428,588
[e]Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	108,955	107,729
Term B-3 Loan, 5.00%, 9/08/17	United States	1,721	1,702
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	927,697	939,293
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	679,718	674,054
Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/20	Netherlands	497,385	499,623
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	223,993	225,183
			21,245,622
Media 0.4%
[e]Charter Communications Operating LLC, Term E Loan, (CCO Safari),
4.25%, 7/01/20	United States	124,000	123,435
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	494,631	488,572
Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	6,929,333	6,942,326
[e]Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	492,769	495,908
[e]Sinclair Television Group Inc., Incremental Term Loan B-1, 3.00%,
7/30/21	United States	175,632	176,071
UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH,
3.25%, 6/30/21	Netherlands	1,280,286	1,281,657
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	337,586	334,263
			9,842,232
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.184%,
2/27/21	United States	1,085,148	1,089,957
Valeant Pharmaceuticals International Inc., Series F-1 New Term Loan,
4.00%, 4/01/22	United States	3,624,222	3,653,897
			4,743,854
Retailing 0.4%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	3,100,276	3,121,349
Dollar Tree Inc., Initial Term B Loans, 4.25%, 3/09/22	United States	1,064,622	1,079,839
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,714,625	3,661,807
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	885,890	896,688
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%,
7/27/19	United States	1,407,080	1,412,733
			10,172,416
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	616,442	622,606
Software & Services 0.6%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	5,849,179	5,757,786
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	5,251,300	4,954,822

franklintempleton.com

Semiannual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[b,f]Senior Floating Rate Interests (continued)
Software & Services (continued)
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	3,447,894		$3,212,289
				13,924,897
Technology Hardware & Equipment 0.0%†
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	237,826		239,015
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,381,898		1,383,280
Utilities 0.1%
Calpine Construction Finance Co. LP,
[e]Term B-1 Loan, 3.00%, 5/03/20	United States	1,383,974		1,378,958
Term B-2 Loan, 3.25%, 1/31/22	United States	510,258		509,380
				1,888,338
Total Senior Floating Rate Interests
(Cost $126,159,497)				125,844,991
Foreign Government and Agency Securities 3.4%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,261,432
Government of Hungary,
7.75%, 8/24/15	Hungary	4,100,000	HUF	15,420
5.50%, 12/22/16	Hungary	750,880,000	HUF	2,947,429
A, 6.75%, 11/24/17	Hungary	3,910,000	HUF	16,213
A, 5.50%, 12/20/18	Hungary	428,710,000	HUF	1,751,752
Government of Malaysia,
3.835%, 8/12/15	Malaysia	9,860,000	MYR	2,773,199
4.72%, 9/30/15	Malaysia	24,950,000	MYR	7,048,331
3.197%, 10/15/15	Malaysia	3,055,000	MYR	857,895
senior bond, 4.262%, 9/15/16	Malaysia	2,300,000	MYR	654,485
senior note, 3.172%, 7/15/16	Malaysia	5,550,000	MYR	1,557,194
Government of Mexico,
6.00%, 6/18/15	Mexico	4,060	[g]MXN	26,563
8.00%, 12/17/15	Mexico	1,156,900	[g]MXN	7,767,054
6.25%, 6/16/16	Mexico	1,174,500	[g]MXN	7,883,722
7.25%, 12/15/16	Mexico	749,000	[g]MXN	5,150,658
Government of Poland,
6.25%, 10/24/15	Poland	403,000	PLN	114,354
5.00%, 4/25/16	Poland	14,225,000	PLN	4,076,746
[b]FRN, 2.01%, 1/25/17	Poland	1,338,000	PLN	371,683
[b]FRN, 2.01%, 1/25/21	Poland	1,356,000	PLN	373,521
Strip, 7/25/15	Poland	4,579,000	PLN	1,267,016
[c]Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000		1,865,952
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	2,010,000	SGD	1,519,882
Government of Sri Lanka,
A, 6.50%, 7/15/15	Sri Lanka	2,060,000	LKR	15,458
A, 11.00%, 8/01/15	Sri Lanka	13,400,000	LKR	101,574
A, 6.40%, 8/01/16	Sri Lanka	1,500,000	LKR	11,216
A, 8.00%, 11/15/18	Sri Lanka	3,780,000	LKR	28,349
A, 9.00%, 5/01/21	Sri Lanka	4,890,000	LKR	37,817
C, 8.50%, 4/01/18	Sri Lanka	2,890,000	LKR	22,060
D, 8.50%, 6/01/18	Sri Lanka	1,960,000	LKR	14,942

70 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	3,500,000	PHP	$80,572
senior note, 1.625%, 4/25/16	Philippines	19,230,000	PHP	427,011
Korea Monetary Stabilization Bond,
senior bond, 2.80%, 8/02/15	South Korea	6,330,230,000	KRW	5,891,316
senior bond, 2.81%, 10/02/15	South Korea	1,860,000,000	KRW	1,734,236
senior note, 2.76%, 6/02/15	South Korea	1,334,100,000	KRW	1,239,322
senior note, 2.07%, 12/02/16	South Korea	1,700,000,000	KRW	1,585,482
[c]Korea National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000		2,022,150
Korea Treasury Bond, senior note,
3.25%, 6/10/15	South Korea	420,970,000	KRW	391,340
2.75%, 12/10/15	South Korea	2,527,740,000	KRW	2,361,190
2.75%, 6/10/16	South Korea	4,800,000,000	KRW	4,504,131
3.00%, 12/10/16	South Korea	1,590,000,000	KRW	1,504,487
[h]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789	[i] BRL	676,848
5/15/17	Brazil	150	[i] BRL	128,802
8/15/18	Brazil	1,810	[i] BRL	1,543,849
Total Foreign Government and Agency Securities
(Cost $90,586,336)				83,622,653
U.S. Government and Agency Securities 5.4%
U.S. Treasury Note,
4.125%, 5/15/15	United States	15,000,000		15,024,030
2.125%, 5/31/15	United States	44,200,000		44,277,704
1.875%, 6/30/15	United States	30,000,000		30,091,410
0.25%, 7/15/15	United States	5,000,000		5,002,345
4.25%, 8/15/15	United States	34,000,000		34,418,370
[j]Index Linked, 0.125%, 4/15/16	United States	3,189,712		3,230,081
Total U.S. Government and Agency Securities
(Cost $131,987,819)				132,043,940
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 31.7%
Banks 10.3%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	8,350,000		8,559,042
[b]2006-1, D, FRN, 5.449%, 9/10/45	United States	1,776,000		1,786,609
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000		7,298,228
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000		7,062,785
Bear Stearns Commercial Mortgage Securities Inc.,
[b]2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	5,382,000		5,509,742
[b]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,770,000		1,820,802
2006-PW13, AJ, 5.611%, 9/11/41	United States	7,000,000		7,203,252
[b]2007-PW16, AM, FRN, 5.71%, 6/11/40	United States	2,100,000		2,268,601
Bear Stearns Commercial Mortgage Securities Trust,
[b]2005-T20, E, FRN, 5.288%, 10/12/42	United States	2,000,000		2,003,597
2006-PW13, A4, 5.54%, 9/11/41	United States	3,263,265		3,398,807
[b]2007-PW16, A4, FRN, 5.706%, 6/11/40	United States	1,710,000		1,844,154
Capital One Multi-Asset Execution Trust,
2006-A6, A3, 5.05%, 12/17/18	United States	6,100,000		6,314,281
[b]2006-A11, A11, FRN, 0.272%, 6/17/19	United States	12,000,000		11,986,140
[b]2007-A1, A1, FRN, 0.232%, 11/15/19	United States	12,220,000		12,178,018

franklintempleton.com Semiannual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Capital One Multi-Asset Execution Trust, (continued)
[b]2007-A2, A2, FRN, 0.262%, 12/16/19	United States	11,390,000	$11,355,289
[b]2007-A5, A5, FRN, 0.222%, 7/15/20	United States	10,200,000	10,136,944
[b]CD Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.219%, 7/15/44	United States	3,258,000	3,297,192
Citibank Credit Card Issuance Trust,
2003-A7, A7, 4.15%, 7/07/17	United States	2,900,000	2,919,929
2005-A9, A9, 5.10%, 11/20/17	United States	6,200,000	6,359,458
[b]2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,248,468
[b]2006-A8, A8, FRN, 0.315%, 12/17/18	United States	6,230,000	6,216,141
[b]2008-A6, A6, FRN, 1.381%, 5/22/17	United States	5,780,000	5,783,274
2012-A1, A1, 0.55%, 10/10/17	United States	4,100,000	4,100,461
[b]2013-A11, A11, FRN, 0.418%, 2/07/18	United States	9,620,000	9,625,267
[b]2013-A12, A12, FRN, 0.486%, 11/07/18	United States	6,200,000	6,198,500
[b]2014-A9, A9, FRN, 0.38%, 5/09/18	United States	2,180,000	2,180,233
Citigroup Commercial Mortgage Trust,
[k]2006-C5, AJ, 5.482%, 10/15/49	United States	1,379,000	1,370,607
[b]2007-C6, AM, FRN, 5.706%, 6/10/17	United States	7,000,000	7,473,004
[b]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN,
5.219%, 7/15/44	United States	3,495,000	3,499,926
[b]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.661%, 12/25/31	United States	1,765	1,340
2002-3, 1A1, FRN, 0.921%, 5/25/32	United States	1,795	1,709
2004-1, M1, FRN, 0.931%, 3/25/34	United States	480,182	461,266
2004-7, MV3, FRN, 1.231%, 12/25/34	United States	653,689	651,674
2004-14, M1, FRN, 0.946%, 6/25/35	United States	328,649	328,767
Credit Suisse First Boston Mortgage Securities Corp.,
2004-6, 3A1, 5.00%, 9/25/19	United States	1,741,160	1,820,193
[b]2004-AR3, 5A1, FRN, 0.267%, 4/25/34	United States	2,375,553	2,432,130
[b]2005-C5, C, FRN, 5.10%, 8/15/38	United States	6,350,000	6,412,341
[b]Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 5.82%, 7/10/38	United States	6,800,000	6,955,081
AM, FRN, 6.014%, 7/10/38	United States	660,000	689,535
[b]Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 0.946%,
2/25/35	United States	1,120,000	1,077,681
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	99,169	99,533
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,427,268
[b,k]2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	7,000,000	7,069,090
[b]LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	967,000	981,718
2006-C4, AJ, FRN, 5.857%, 6/15/38	United States	4,000,000	4,140,540
[b]Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 0.921%, 3/25/28	United States	727,063	694,468
2005-1, 2A2, FRN, 2.297%, 4/25/35	United States	847,489	826,087
2006-3, 2A1, FRN, 2.275%, 10/25/36	United States	3,763,235	3,699,745
[b]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.282%, 11/12/37	United States	1,750,000	1,775,121
[b]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 0.916%,
1/25/35	United States	532,840	521,317
[b]Morgan Stanley Capital I Trust, 2006-HQ8,
A4, FRN, 5.417%, 3/12/44	United States	3,139,209	3,175,788
AJ, FRN, 5.497%, 3/12/44	United States	7,000,000	7,143,860

72 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
[b]Wachovia Bank Commercial Mortgage Trust,
[c]2003-C7, F, 144A, FRN, 5.004%, 10/15/35	United States	1,500,000	$1,511,970
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	8,000,000	8,205,416
2006-C23, AM, FRN, 5.466%, 1/15/45	United States	2,730,000	2,799,693
2006-C25, AJ, FRN, 5.86%, 5/15/43	United States	5,700,000	5,887,832
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	2,892,350
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,739,927
[b]Wells Fargo Mortgage Backed Securities Trust,
2004-I, 2A1, FRN, 2.654%, 6/25/34	United States	2,527,814	2,546,398
2004-V, 2A1, FRN, 2.632%, 10/25/34	United States	2,125,057	2,153,929
2004-W, A9, FRN, 2.616%, 11/25/34	United States	218,536	222,474
2005-AR, 1A1, FRN, 2.61%, 2/25/35	United States	2,675,235	2,695,572
2005-AR9, 2A2, FRN, 2.641%, 10/25/33	United States	288,718	285,784
2005-AR10, 2A3, FRN, 2.616%, 6/25/35	United States	1,180,795	1,171,641
			253,497,989
Diversified Financials 21.2%
[c]ABSC Manufactured Housing Contract Resecuritization Trust, 2004-0K1,
A4, 144A, 5.019%, 4/16/30	United States	838,385	845,298
[b]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.442%, 9/15/20	United States	2,900,000	2,975,910
2008-6, A, FRN, 1.382%, 2/15/18	United States	8,850,000	8,868,678
2012-1, A, FRN, 0.452%, 1/15/20	United States	11,890,000	11,904,167
2012-3, A, FRN, 0.332%, 3/15/18	United States	2,480,000	2,480,131
[b]American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 1.903%, 10/25/34	United States	4,779,894	4,716,904
2005-1, 6A, FRN, 2.378%, 6/25/45	United States	2,191,673	2,158,968
[b,k]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.006%, 6/25/34	United States	1,555,269	1,525,132
[c]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,903,515
[b,c]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	6,400,637	6,548,875
[c]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	2,215,976	2,237,028
[b,c]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.496%, 4/16/21	United States	4,227,815	4,161,354
B, 144A, FRN, 0.646%, 4/16/21	United States	3,700,000	3,577,049
[b,c]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.536%, 10/11/21	United States	9,688,317	9,559,462
A1C, 144A, FRN, 0.546%, 10/11/21	United States	2,340,357	2,299,026
[b]Argent Securities Inc., 2005-W2, A2C, FRN, 0.541%, 10/25/35	United States	1,155,000	1,098,881
[b,c]Atrium CDO Corp., 10A, A, 144A, FRN, 1.396%, 7/16/25	United States	1,390,000	1,371,318
[b,c]Atrium XI, 11A, C, 144A, FRN, 3.477%, 10/23/25	Cayman Islands	6,750,000	6,781,455
[b,c]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.50%, 1/18/21	United States	2,701,067	2,670,004
[b]Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.452%, 9/16/19	United States	9,620,000	9,626,349
[b]Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.181%, 9/25/34	United States	3,183,591	3,189,102
2004-13, A2, FRN, 1.061%, 11/25/34	United States	164,308	158,124
[b,c]Bear Stearns Commercial Mortgage Securities Trust, 2006-PW12, B,
144A, FRN, 5.742%, 9/11/38	United States	1,860,000	1,830,366
[b,c]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
1.665%, 1/20/25	United States	4,020,000	4,017,789
[b,c]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.275%, 10/18/26	United States	3,011,300	2,988,504

franklintempleton.com Semiannual Report | 73

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,c]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.077%, 4/25/19	United States	1,280,000	$1,235,149
[b,c]Cent CLO 21 Ltd., 14-21A, B, 144A, FRN, 3.077%, 7/27/26	Cayman Islands	780,000	773,620
[b,c]Cent CLO LP, 2014-22A, B, 144A, FRN, 3.433%, 11/07/26	Cayman Islands	4,050,000	4,059,194
[b]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.681%, 2/25/35	United States	13,246	11,797
Chase Issuance Trust,
[b]2007-A2, A2, FRN, 0.232%, 4/15/19	United States	6,468,000	6,452,943
[b]2007-B1, B1, FRN, 0.432%, 4/15/19	United States	9,400,000	9,356,182
[b]2007-C1, C1, FRN, 0.642%, 4/15/19	United States	3,800,000	3,779,873
2012-A3, A3, 0.79%, 6/15/17	United States	2,290,000	2,291,032
[b]2012-A6, A, FRN, 0.312%, 8/15/17	United States	10,620,000	10,619,915
2012-A8, A8, 0.54%, 10/16/17	United States	5,910,000	5,910,641
[b]2012-A9, A9, FRN, 0.332%, 10/16/17	United States	7,620,000	7,620,621
[b]2013-A3, A3, FRN, 0.462%, 4/15/20	United States	6,147,000	6,140,641
[b]2014-A3, A3, FRN, 0.382%, 5/15/18	United States	11,780,000	11,775,206
[b]2014-A5, A5, FRN, 0.552%, 4/15/21	United States	7,310,000	7,319,858
[b,c]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.677%, 7/26/21	United States	6,700,000	6,553,672
[b,c]Colony American Homes, 2014-1A,
A, 144A, FRN, 1.40%, 5/17/31	United States	4,775,750	4,759,889
C, 144A, FRN, 2.10%, 5/17/31	United States	700,000	692,018
[c]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	10,357,728	10,392,841
[c]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.525%, 10/15/21	United States	760,000	748,311
[b]Commercial Mortgage Trust,
2005-GG5, AJ, FRN, 5.239%, 4/10/37	United States	6,677,000	6,737,046
2007-C9, A1A, FRN, 6.01%, 12/10/49	United States	7,766,714	8,393,616
[b,c]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.225%, 7/15/21	Cayman Islands	995,000	965,349
[c]Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	84,040	85,296
2007-1, A3, 144A, 5.593%, 7/15/37	United States	136,272	138,675
[b]Countrywide Home Loans,
2004-6, 1A1, FRN, 2.687%, 5/25/34	United States	3,161,217	3,156,580
2004-11, 2A1, FRN, 2.243%, 7/25/34	United States	3,971,940	3,943,656
[b,c]Crest Ltd., 2004-1A, B1, 144A, FRN, 0.769%, 1/28/40	United States	325,285	323,216
[c]CT CDO III Ltd., 2005-3A, C, 144A, 5.471%, 6/25/35	United States	1,804,209	1,804,281
[b,c]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.491%, 10/20/43	United States	4,567,157	4,554,848
Discover Card Execution Note Trust,
[b]2010-A2, A2, FRN, 0.762%, 3/15/18	United States	5,000,000	5,006,520
2012-A3, A3, 0.86%, 11/15/17	United States	5,805,000	5,806,088
[b]2012-A4, A4, FRN, 0.552%, 11/15/19	United States	10,500,000	10,530,859
[b]2012-A5, A5, FRN, 0.382%, 1/16/18	United States	11,983,000	11,985,187
[b]2013-A6, A6, FRN, 0.632%, 4/15/21	United States	5,520,000	5,547,931
[b]2014-A1, A1, FRN, 0.612%, 7/15/21	United States	7,690,000	7,728,650
[b,c]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.325%, 7/15/26	United States	858,000	854,980
C, 144A, FRN, 3.275%, 7/15/26	United States	739,600	738,247
[c]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	634,070
[b,c]Fairfield Street Solar, 2004-1A, A1, 144A, FRN, 0.612%, 11/28/39	Cayman Islands	6,657,227	6,432,080

74 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN4, M2, FRN, 2.574%, 10/25/24	United States	7,500,000	$7,614,525
2015-DN1, M2, FRN, 2.581%, 1/25/25	United States	10,535,000	10,747,528
2015-DNA1, M2, FRN, 2.03%, 10/25/27	United States	3,650,000	3,650,000
2015-HQ1, M1, FRN, 1.231%, 3/25/25	United States	4,177,640	4,164,942
[b]First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN,
2.068%, 12/25/34	United States	3,441,403	3,368,228
[b]FNMA Connecticut Avenue Securities, FRN, 1.131%, 5/25/24	United States	1,566,071	1,556,703
Ford Credit Auto Owner Trust,
2012-A, A4, 1.15%, 6/15/17	United States	2,975,298	2,982,660
2012-D, A3, 0.51%, 4/15/17	United States	3,006,750	3,006,675
[c]G-Force LLC,
[b]2005-RR2, A3FL, 144A, FRN, 0.481%, 12/25/39	United States	1,198,522	1,181,179
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	3,234,312	3,289,926
[b,c]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.655%, 11/01/17	United States	2,000,000	1,990,700
[k]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	1,615,000	405,244
[b]GSAA Home Equity Trust,
2005-5, M3, FRN, 1.126%, 2/25/35	United States	5,950,000	5,624,547
FRN, 0.551%, 6/25/35	United States	727,454	701,017
[b]GSAMP Trust, 2005-HE3, M2, FRN, 1.186%, 6/25/35	United States	1,774,209	1,721,063
[b]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.865%, 1/25/35	United States	1,014,856	972,211
[c]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	570,000	572,958
[b,c]Hilton USA Trust, 2013-HLF,
AFL, 144A, FRN, 1.174%, 11/05/30	United States	6,932,747	6,934,549
BFL, 144A, FRN, 1.674%, 11/05/30	United States	1,783,692	1,785,364
[b,c]Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 1.68%, 6/17/31	United States	1,130,000	1,132,793
2014-SFR2, A, 144A, FRN, 1.28%, 9/17/31	United States	4,510,000	4,519,994
2014-SFR2, B, 144A, FRN, 1.78%, 9/17/31	United States	8,500,000	8,515,513
2015-SFR1, A, 144A, FRN, 1.63%, 3/17/32	United States	2,432,873	2,462,617
2015-SFR2, A, 144A, FRN, 1.528%, 6/17/32	United States	3,500,000	3,525,935
[b,c]Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.581%, 5/26/37	United States	2,226,452	2,246,064
[b]JP Morgan Chase Commercial Mortgage Securities Trust,
[c]2005-LDP1, E, 144A, FRN, 5.409%, 3/15/46	United States	36,280	36,267
2005-LDP5, A, FRN, 5.393%, 12/15/44	United States	1,150,000	1,166,733
2005-LPD5, F, FRN, 5.383%, 12/15/44	United States	5,100,000	5,160,468
2006-LDP7, A4, FRN, 5.873%, 4/15/45	United States	811,595	836,486
[b]JP Morgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.331%,
5/25/36	United States	231,247	229,852
[b]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.523%, 2/25/34	United States	144,372	143,661
[b,c]Kildare Securities Ltd., 2007-1A, A2, 144A, FRN, 0.385%, 12/10/43	Ireland	785,062	785,876
[b,c]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.975%, 4/15/21	United States	1,040,000	1,012,950
[b,c]LB-UBS Commercial Mortgage Trust,
2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	705,413
2004-C7, H, 144A, FRN, 5.239%, 10/15/36	United States	980,000	996,974
[b,c]LNR CDO Ltd.,
2002-1A, DFL, 144A, FRN, 1.582%, 7/24/37	Cayman Islands	7,303,130	7,265,446
2003-1A, EFL, 144A, FRN, 3.182%, 7/23/36	Cayman Islands	1,862,356	1,862,803

franklintempleton.com Semiannual Report | 75

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.651%,
8/25/35	United States	1,216,064	$1,207,982
[b,c]Mach One 2004-1A ULC, H, 144A, FRN, 6.237%, 5/28/40	United States	2,525,805	2,523,178
[b]Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN,
3.431%, 3/25/32	United States	2,610,000	2,671,941
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	717,700	736,887
2003-6, 2A1, 5.00%, 8/25/18	United States	1,618,631	1,674,420
2003-9, 1A1, 5.50%, 12/25/18	United States	716,166	738,715
2004-4, 5A1, 5.50%, 4/25/19	United States	1,930,652	2,010,940
[b]2004-11, 2A1, FRN, 5.561%, 11/25/19	United States	1,878,500	1,960,258
[b]MASTR ARM Trust,
2007-1, I2A2, FRN, 0.341%, 1/25/47	United States	1,184,566	1,173,532
[k]2007-3, I2A2, FRN, 0.381%, 5/25/47	United States	709,429	701,010
[b]Merrill Lynch Mortgage Investors Trust Inc.,
2003-E, A1, FRN, 0.801%, 10/25/28	United States	1,366,907	1,314,519
2003-G, A2, FRN, 1.007%, 1/25/29	United States	1,322,440	1,281,233
[b]Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 0.391%,
2/25/36	United States	4,996,808	4,601,481
[b]Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.282%, 11/12/37	United States	3,250,000	3,267,184
[b]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%,
7/12/46	United States	2,978,682	3,125,035
[b,c]N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.601%,
6/16/41	Cayman Islands	3,005,506	2,926,671
[b]New York Mortgage Trust, 2005-3, M1, FRN, 0.631%, 2/25/36	United States	699,505	647,761
[b,c]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.607%, 12/24/39	United States	1,004,739	990,984
[b,c]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.821%, 4/27/27	Cayman Islands	8,101,875	8,099,444
[b]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN,
1.111%, 3/25/36	United States	2,689,963	2,651,731
[b]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.119%, 10/25/34	United States	287,163	286,531
2004-WHQ2, M2, FRN, 1.126%, 2/25/35	United States	2,140,426	2,138,664
[b,c]Progress Residential Trust,
2014-SFR, B, 144A, FRN, 2.08%, 10/17/31	United States	1,960,000	1,973,632
2014-SFR1, A, 144A, FRN, 1.28%, 10/17/31	United States	2,400,000	2,395,283
2015-SFR1, A, 144A, FRN, 1.58%, 2/17/32	United States	10,820,000	10,864,903
[b]RAAC, 2004-SP1, AII, FRN, 0.881%, 3/25/34	United States	913,344	877,363
[b]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%,
6/25/34	United States	521,128	540,247
[b,c]Resource Capital Corp. Ltd., 2014-CRE2, A, 144A, FRN, 1.23%,
4/15/32	Cayman Islands	3,236,000	3,208,746
[b,c]Seawall SPC, 2006-1A, C1, 144A, FRN, 1.432%, 4/15/46	United States	607,645	606,247
[b]Sequoia Mortgage Trust, 2003-4,
1A1, FRN, 0.801%, 7/20/33	United States	449,263	424,614
1A2, FRN, 1.015%, 7/20/33	United States	388,287	367,072
[b,c]Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.18%, 9/17/31	United States	1,240,392	1,232,216
B, 144A, FRN, 1.63%, 9/17/31	United States	540,000	539,405
[b]Structured ARM Loan Trust, 2004-12, 3A1, FRN, 2.414%, 9/25/34	United States	5,179,796	5,230,765

76 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.221%,
12/25/34	United States	2,814,533		$2,773,619
[b]Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 0.921%, 10/19/33	United States	480,237		455,734
2003-AR2, A1, FRN, 0.921%, 12/19/33	United States	1,196,084		1,156,334
[b]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN,
0.881%, 2/19/35	United States	2,677,716		2,530,479
[b]Structured Asset Securities Corp., 2006-WF1, A5, FRN, 0.481%,
2/25/36	United States	1,101,422		1,086,136
[b,c]SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.48%,
1/17/32	United States	4,758,237		4,762,353
[b,d]Talisman 6 Finance, Reg S, FRN, 0.191%, 10/22/16	Germany	2,766,721	EUR	3,081,893
[b]Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 0.821%, 9/25/43	United States	3,352,155		3,255,449
2004-3, A, FRN, 0.921%, 9/25/44	United States	1,778,004		1,715,578
2007-4, 1A1, FRN, 2.341%, 9/25/37	United States	1,159,054		1,139,607
[b,c]Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 0.881%, 12/10/18	Ireland	8,500,000		8,495,453
[c,e]Tricon American Homes Trust, 2015-SFR1, A, 144A, 1.43%, 5/17/32	United States	7,870,000		7,870,000
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	326,113		353,845
[b,c]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.606%, 7/11/21	United States	2,000,000		1,982,300
WaMu Mortgage Pass-Through Certificates,
[b]2005-AR8, 1A1A, FRN, 0.471%, 7/25/45	United States	1,885,549		1,762,283
2005-AR13, A1A1, 0.471%, 10/25/45	United States	6,525,811		6,172,941
[b]2005-AR19, A1A1, FRN, 0.451%, 12/25/45	United States	4,945,045		4,622,386
[b]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
2004-1, A3, FRN, 0.551%, 4/25/34	United States	1,980,000		1,896,915
[b,c]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.375%, 7/18/26	United States	1,360,000		1,350,888
B, 144A, FRN, 3.125%, 7/18/26	United States	3,590,000		3,486,285
				525,170,903
Real Estate 0.2%
[b,c]American Homes 4 Rent, 2014-SFR1,
A, 144A, FRN, 1.25%, 6/17/31	United States	3,142,544		3,131,243
C, 144A, FRN, 2.00%, 6/17/31	United States	492,000		493,403
[b]Novastar Home Equity Loan, 2004-4, M4, FRN, 1.831%, 3/25/35	United States	2,000,000		1,972,850
				5,597,496
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $784,867,681)				784,266,388
Mortgage-Backed Securities 3.2%
[b]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable
Rate 0.7%
FHLMC, 1.780% - 6.423%, 11/01/17 - 9/01/41	United States	17,081,117		18,130,797
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	238,858		256,661
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	92,834		104,471
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	318,996		354,227
				715,359

franklintempleton.com Semiannual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
[b]Federal National Mortgage Association (FNMA) Adjustable
Rate 2.0%
FNMA, 1.194% - 2.281%, 3/01/17 - 10/01/44	United States	23,166,142	$24,480,443
FNMA, 2.292% - 6.141%, 8/01/15 - 3/01/50	United States	22,336,524	23,704,107
			48,184,550
Federal National Mortgage Association (FNMA) Fixed
Rate 0.5%
FNMA 15 Year, 3.50%, 10/01/25	United States	2,274,540	2,418,589
FNMA 15 Year, 4.00%, 12/01/25	United States	3,545,739	3,811,324
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	5,777,893	6,053,534
FNMA 30 Year, 5.00%, 3/01/38	United States	81,632	90,822
			12,374,269
[b]Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 1.625%, 4/20/26 - 9/20/26	United States	35,668	36,996
Total Mortgage-Backed Securities (Cost $78,416,746)			79,441,971
Municipal Bonds 0.8%
Acalanes UHSD, GO, Contra Costa County, Refunding, 1.427%,
8/01/18	United States	1,000,000	995,360
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	765,000	829,375
[b]California State Judgement Trust COP, Monthly FRN, 1.609%, 6/01/15	United States	540,000	539,671
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/43	United States	350,000	393,585
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.107%, 7/01/18	United States	2,000,000	2,036,900
Minnesota State GO, Series C, 2.50%, 8/01/18	United States	1,500,000	1,553,985
Puerto Rico Sales Tax FICO Sales Tax Revenue, Refunding, Series A,
NATL Insured, zero cpn., 8/01/45	United States	4,305,000	588,709
Rhode Island State and Providence Plantations GO, Consolidated Capital
Development Loan of 2012, Refunding, Series A, 5.00%, 8/01/19	United States	2,500,000	2,876,900
Riverside County RDA Tax Allocation, Housing, Series A-T,
6.00%, 10/01/15	United States	1,075,000	1,083,482
6.25%, 10/01/16	United States	1,140,000	1,164,863
[b]University of California Revenue,
Series Y-1, Monthly FRN, 0.679%, 7/01/41	United States	7,600,000	7,601,216
Series Y-2, Monthly FRN, 0.679%, 7/01/41	United States	390,000	390,062
Total Municipal Bonds (Cost $19,722,038)			20,054,108
		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[a,l]NewPage Corp., Litigation Trust	United States	500,000	—

78 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
		Notional
	Counterparty	Amount*		Value
Options Purchased 0.0%†
Puts – Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.23, Premium Rate 5.00%,
Strike Price $106.50, Expires 6/17/15	FBCO	18,400,000	[m]	$74,058
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $104.50, Expires 9/16/15	FBCO	9,200,000	[m]	138,110
Buy protection on CDX.NA.IG.23, Premium Rate 1.00%,
Strike Price $65, Expires 6/17/15	CITI	37,000,000	[m]	57,942
Total Options Purchased (Cost $485,607)				270,110
Total Investments before Short Term Investments
(Cost $2,181,741,046)				$2,174,009,838

		Principal
	Country	Amount*
Short Term Investments 12.1%
Corporate Bonds (Cost $11,280,247) 0.4%
HCA Inc., senior bond, 7.19%, 11/15/15	United States	11,000,000		11,357,500
U.S. Government and Agency Securities 2.7%
[n]U.S. Treasury Bills,
5/07/15	United States	30,000,000		30,000,000
6/04/15 - 6/11/15	United States	11,250,000		11,250,105
7/09/15	United States	25,000,000		25,000,250
Total U.S. Government and Agency Securities
(Cost $66,248,845)				66,250,355
Total Investments before Money Market Funds
(Cost $2,259,270,138)				2,251,617,693
		Shares
Money Market Funds (Cost $222,138,754) 9.0%
[a,o]Institutional Fiduciary Trust Money Market Portfolio	United States	222,138,754		222,138,754
Total Investments (Cost $2,481,408,892) 100.1%				2,473,756,447
Options Written (0.0)%†				(111,019)
Other Assets, less Liabilities (0.1)%				(2,262,365)
Net Assets 100.0%				$2,471,383,063

		Notional
	Counterparty	Amount*
[p]Options Written (0.0)%†
Puts – Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.23, Premium Rate 5.00%, Strike Price $103,
Expires 6/17/15	FBCO	18,400,000	[m]	(25,281)
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $101,
Expires 9/16/15	FBCO	9,200,000	[m]	(68,015)
Buy protection on CDX.NA.IG.23, Premium Rate 1.00%, Strike Price $85,
Expires 6/17/15	CITI	37,000,000	[m]	(17,723)
Total Options Written (Premiums Received $206,402)				$(111,019)

franklintempleton.com

Semiannual Report | 79

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe coupon rate shown represents the rate at period end.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At April 30, 2015, the aggregate value of these securities was $430,142,765, representing 17.40% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2015, the aggregate value of these securities was $54,952,783, representing 2.22% of net assets.
eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
fSee Note 1(i) regarding senior floating rate interests.
gPrincipal amount is stated in 100 Mexican Peso Units.
hRedemption price at maturity is adjusted for inflation. See Note 1(k).
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jPrincipal amount of security is adjusted for inflation. See Note 1(k).
kThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days.
mAmount represents notional amount under the terms of the option.
nThe security is traded on a discount basis with no stated coupon rate.
oSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
pSee Note 1(d) regarding written options.

At April 30, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond		Short	17	$2,796,500	6/19/15	$74,989	$—
U.S. Treasury 2 Yr. Note		Short	236	51,746,688	6/30/15	—	(146,215)
U.S. Treasury 5 Yr. Note		Short	787	94,544,523	6/30/15	—	(507,219)
U.S. Treasury 10 Yr. Note		Short	404	51,863,500	6/19/15	—	(89,405)
U.S. Treasury 30 Yr. Bond		Short	3	478,781	6/19/15	8,923	—
Unrealized appreciation (depreciation)						83,912	(742,839)
Net unrealized appreciation (depreciation)							$(658,927)

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Chilean Peso	CITI	Buy	47,586,000	$79,909	5/07/15	$—	$(2,179)
Chilean Peso	CITI	Sell	47,586,000	77,137	5/07/15	—	(593)
Chilean Peso	MSCO	Buy	614,647,000	1,061,750	5/07/15	—	(57,743)
Chilean Peso	MSCO	Sell	614,647,000	997,642	5/07/15	—	(6,365)
Euro	BZWS	Sell	54,017	70,460	5/07/15	9,845	—
Euro	CITI	Sell	39,262	52,592	5/07/15	8,534	—
Euro	DBAB	Buy	21,074,122	23,416,264	5/07/15	268,141	(36,000)
Euro	DBAB	Sell	30,838,974	41,350,565	5/07/15	6,744,494	—
Euro	HSBC	Sell	6,000	7,685	5/07/15	952	—

80 | Semiannual Report

franklintempleton.com

				FRANKLIN INVESTORS SECURITIES TRUST
				STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	JPHQ	Sell	29,904	$40,071	5/07/15	$6,514	$—
Japanese Yen	DBAB	Sell	305,837,300	2,898,636	5/07/15	336,802	—
Philippine Peso	JPHQ	Buy	94,860,000	2,154,685	5/07/15	—	(29,383)
Swiss Franc	DBAB	Buy	1,500,000	1,506,932	5/07/15	100,670	—
Swiss Franc	DBAB	Sell	1,603,755	1,748,724	5/07/15	29,924	—
Euro	DBAB	Sell	4,600,000	6,061,420	6/05/15	897,518	—
Australian Dollar	DBAB	Sell	4,681,098	3,709,856	6/18/15	33,922	(18,067)
Chilean Peso	DBAB	Buy	457,429,000	771,967	6/18/15	—	(27,767)
Chilean Peso	DBAB	Sell	457,429,000	739,339	6/18/15	—	(4,861)
Euro	DBAB	Sell	14,218,263	17,699,429	6/18/15	1,735,336	—
Euro	JPHQ	Sell	2,600,000	3,236,741	6/18/15	317,492	—
Euro	MSCO	Sell	977,590	1,220,640	6/18/15	123,014	—
Japanese Yen	DBAB	Sell	1,072,725,000	9,406,701	6/18/15	443,497	(26,944)
Japanese Yen	JPHQ	Sell	227,754,944	1,972,270	6/18/15	63,532	—
Malaysian Ringgit	DBAB	Buy	227,680	65,625	6/18/15	—	(1,934)
Malaysian Ringgit	HSBC	Buy	48,000	14,110	6/18/15	—	(683)
Singapore Dollar	DBAB	Buy	2,163,000	1,700,605	6/18/15	—	(68,105)
Singapore Dollar	MSCO	Buy	2,682,949	2,077,269	6/18/15	—	(52,343)
British Pound	DBAB	Sell	3,387,851	5,134,289	7/23/15	—	(66,064)
Canadian Dollar	BZWS	Buy	789,000	666,751	7/23/15	—	(13,718)
Canadian Dollar	BZWS	Sell	789,000	626,782	7/23/15	—	(26,251)
Canadian Dollar	CITI	Buy	259,000	218,939	7/23/15	—	(4,572)
Canadian Dollar	CITI	Sell	259,000	205,755	7/23/15	—	(8,612)
Canadian Dollar	DBAB	Buy	977,000	823,430	7/23/15	—	(14,795)
Canadian Dollar	DBAB	Sell	977,000	776,044	7/23/15	—	(32,592)
Euro	BZWS	Sell	140,843	168,129	7/23/15	9,915	—
Euro	CITI	Sell	352,000	420,079	7/23/15	24,665	—
Euro	DBAB	Sell	21,494,359	25,364,663	7/23/15	1,219,287	—
Euro	JPHQ	Sell	66,188	79,073	7/23/15	4,722	—
Japanese Yen	BZWS	Sell	76,810,000	648,033	7/23/15	4,010	—
Japanese Yen	CITI	Sell	153,390,000	1,292,260	7/23/15	6,145	—
Japanese Yen	DBAB	Sell	4,167,426,920	35,094,713	7/23/15	152,454	—
Japanese Yen	GSCO	Sell	51,310,000	433,636	7/23/15	3,422	—
Japanese Yen	HSBC	Sell	77,220,000	652,430	7/23/15	4,970	—
Japanese Yen	JPHQ	Sell	179,653,000	1,517,692	7/23/15	11,371	—
Malaysian Ringgit	DBAB	Buy	462,000	126,923	7/23/15	1,976	—
Singapore Dollar	DBAB	Buy	1,186,560	884,658	7/23/15	10,359	—
Singapore Dollar	HSBC	Buy	490,000	362,909	7/23/15	6,696	—
Singapore Dollar	JPHQ	Buy	304,000	225,135	7/23/15	4,171	—
British Pound	DBAB	Sell	1,615,576	2,455,353	8/27/15	—	(24,057)
Euro	DBAB	Sell	10,606,274	12,134,849	8/27/15	213,683	—
Euro	JPHQ	Sell	923,800	1,057,534	8/27/15	19,208	—
Euro	DBAB	Sell	23,580,467	26,585,548	9/17/15	233,504	(161,045)
Euro	GSCO	Sell	420,000	477,733	9/17/15	5,499	—
Japanese Yen	DBAB	Sell	857,355,500	7,201,649	9/17/15	23,569	(17,682)
Japanese Yen	HSBC	Sell	99,540,000	839,752	9/17/15	4,315	—
Japanese Yen	JPHQ	Sell	292,080,000	2,463,333	9/17/15	11,913	—
Japanese Yen	MSCO	Sell	211,800,000	1,786,874	9/17/15	9,242	—
Singapore Dollar	DBAB	Buy	2,799,600	2,060,954	9/17/15	48,590	—
Singapore Dollar	HSBC	Buy	369,000	271,833	9/17/15	6,214	—
Australian Dollar	DBAB	Sell	1,540,000	1,220,450	10/22/15	13,209	—

franklintempleton.com Semiannual Report | 81

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Sell	6,000,521	$6,717,583	10/22/15	$—	$(33,141)
Euro	DBAB	Sell	82,500	110,798	11/03/15	17,961	—
Danish Krone	DBAB	Buy	34,000,000	5,304,543	1/15/16	—	(152,443)
Euro	DBAB	Sell	1,727,000	2,259,908	2/05/16	312,263	—
Danish Krone	RBS	Sell	120,185,472	18,424,877	2/17/16	191,352	—
Euro	DBAB	Sell	2,360,000	3,106,468	3/01/16	443,033	—
Euro	DBAB	Sell	2,300,000	3,021,510	4/07/16	423,019	—
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	712,132	—
Japanese Yen	JPHQ	Sell	566,101,041	5,149,880	9/02/16	350,630	—
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	—	(397,418)
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	428,656	—
Unrealized appreciation (depreciation)						16,052,342	(1,285,357)
Net unrealized appreciation (depreciation)						$14,766,985
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
	Counterparty/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swaps
Contracts to Sell Protection[c]
Traded Index
CDX.NA.HY.23	ICE	11,760,000	5.00%	12/20/19	$733,848	$247,083	$—	$980,931	Non
									Investment
									Grade
Centrally Cleared Swaps unrealized appreciation (depreciation)						$247,083	$—

OTC Swaps
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	BZWS	1,000,000	5.00%	9/20/17	(90,082)	—	(15,966)	(106,048)
Alcatel-Lucent USA Inc.	GSCO	10,000,000	5.00%	9/20/17	(716,551)	—	(343,924)	(1,060,475)
Bank of America Corp.	FBCO	2,000,000	1.00%	9/20/17	2,296	—	(29,980)	(27,684)
Beazer Homes USA Inc.	CITI	1,500,000	5.00%	6/20/19	(76,001)	2,767	—	(73,234)
Beazer Homes USA Inc.	GSCO	3,000,000	5.00%	6/20/19	(146,411)	—	(56)	(146,467)
Centex Corp.	FBCO	1,000,000	5.00%	6/20/16	(28,589)	—	(28,211)	(56,800)
Centex Corp.	JPHQ	4,000,000	5.00%	6/20/16	(136,879)	—	(90,321)	(227,200)
CIT Group Inc.	MSCO	5,000,000	5.00%	9/20/17	(392,551)	—	(23,391)	(415,942)
Constellation Brands Inc.	DBAB	6,600,000	5.00%	6/20/17	(512,229)	—	(144,744)	(656,973)
D.R. Horton Inc.	CITI	1,500,000	5.00%	6/20/17	(87,727)	—	(56,371)	(144,098)
D.R. Horton Inc.	JPHQ	2,400,000	5.00%	3/20/16	(82,526)	—	(20,273)	(102,799)
Dell Inc.	GSCO	1,500,000	1.00%	9/20/15	(3,261)	—	(179)	(3,440)
Dell Inc.	GSCO	5,000,000	5.00%	6/20/16	(236,915)	—	(23,537)	(260,452)
DISH DBS Corp.	BZWS	3,500,000	5.00%	3/20/16	(134,552)	1,486	—	(133,066)
DISH DBS Corp.	GSCO	5,000,000	5.00%	3/20/16	(181,141)	—	(8,952)	(190,093)
DISH DBS Corp.	JPHQ	2,000,000	5.00%	3/20/16	(69,335)	—	(6,702)	(76,037)
DPL Inc.	JPHQ	1,049,000	5.00%	12/20/16	(65,608)	—	(615)	(66,223)

82 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Upfront
				Periodic		Premiums
	Counterparty/	Notional		Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]		Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Embarq Corp.	BZWS	3,000,000		5.00%	6/20/16	$(88,503)	$—	$(76,908)	$(165,411)
Ford Motor Credit Co.
LLC	GSCO	5,000,000		5.00%	6/20/15	(30,880)	—	(3,548)	(34,428)
HCA Inc.	GSCO	11,000,000		5.00%	12/20/15	(309,193)	—	(24,621)	(333,814)
Hospitality Properties Trust .	BOFA	3,000,000		5.00%	3/20/17	(219,007)	—	(40,085)	(259,092)
International Lease Finance
Corp.	DBAB	8,325,000		5.00%	9/20/15	(140,579)	—	(248)	(140,827)
International Lease Finance
Corp.	GSCO	5,000,000		5.00%	3/20/17	(345,766)	—	(29,527)	(375,293)
Kinder Morgan Inc.	GSCO	11,500,000		5.00%	3/20/16	(449,823)	—	(41,457)	(491,280)
Lennar Corp.	CITI	1,800,000		5.00%	9/20/19	(178,355)	—	(67,340)	(245,695)
Lennar Corp.	CITI	2,700,000		5.00%	12/20/19	(316,654)	—	(57,546)	(374,200)
Lennar Corp.	GSCO	3,408,000		5.00%	6/20/19	(422,031)	—	(35,768)	(457,799)
The New York Times Co.	GSCO	2,000,000		5.00%	12/20/16	(56,816)	—	(99,261)	(156,077)
Pactiv LLC	BZWS	2,100,000		5.00%	6/20/17	(107,071)	—	(81,434)	(188,505)
PPL Energy Supply LLC	JPHQ	8,000,000		5.00%	6/20/16	(390,084)	—	(29,847)	(419,931)
Springleaf Finance Corp.	GSCO	7,000,000		5.00%	12/20/15	(76,256)	—	(113,660)	(189,916)
Tenet Healthcare Corp.	BZWS	5,600,000		5.00%	12/20/16	(278,336)	—	(109,256)	(387,592)
Toys R Us Inc.	CITI	2,000,000		5.00%	12/20/18	490,000	—	—	490,000
Toys R Us Inc.	DBAB	2,250,000		5.00%	12/20/18	604,473	—	(53,223)	551,250
USG Corp.	GSCO	9,220,000		5.00%	12/20/16	(405,784)	—	(206,625)	(612,409)

Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum
Corp.	BZWS	4,300,000		1.00%	9/20/19	88,714	—	(5,647)	83,067	BBB
Bank of America Corp.	FBCO	2,000,000		1.00%	9/20/17	(2,296)	32,849	—	30,553	A-
Beazer Homes USA Inc.	CITI	1,800,000		5.00%	9/20/19	32,196	43,820	—	76,016	CCC
Beazer Homes USA Inc.	CITI	2,700,000		5.00%	12/20/19	71,453	25,595	—	97,048	CCC
Berkshire Hathaway Inc.	BOFA	2,700,000		1.00%	9/20/15	5,280	4,237	—	9,517	AA
Berkshire Hathaway Inc.	CITI	6,400,000		1.00%	3/20/22	76,274	—	(6,698)	69,576	AA
Government of Lithuania	FBCO	250,000		1.00%	6/20/16	(2,562)	4,850	—	2,288	BBB
Government of Mexico	CITI	2,500,000		1.00%	6/20/20	(30,761)	5,330	—	(25,431)	BBB+
Government of Portugal	DBAB	3,700,000		1.00%	9/20/19	(175,685)	139,512	—	(36,173)	NR
Government of Portugal	JPHQ	5,300,000		1.00%	9/20/19	(221,709)	169,893	—	(51,816)	NR
iHeartCommunications
Inc.	BZWS	2,400,000		5.00%	6/20/18	(534,409)	—	(40,968)	(575,377)	CCC-
PSEG Power LLC	JPHQ	7,600,000		1.00%	3/20/20	(103,407)	64,591	—	(38,816)	BBB+
Tate & Lyle International
Finance PLC	CITI	3,000,000	EUR	1.00%	9/20/19	58,699	—	(11,440)	47,259	BBB
Tenet Healthcare Corp.	BZWS	4,000,000		5.00%	12/20/18	195,421	203,856	—	399,277	CCC+

franklintempleton.com

Semiannual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)
					Upfront
			Periodic		Premiums
	Counterparty/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps (continued)
Contracts to Sell Protection[c] (continued)
Traded Index
LCDX.NA.21	FBCO	1,274,000	2.50%	12/20/18	$35,766	$4,976	$—	$40,742	Non
									Investment
									Grade
MCDX.NA.24	CITI	4,500,000	1.00%	6/20/20	10,324	6,319	—	16,643	Investment
									Grade
MCDX.NA.24	GSCO	4,350,000	1.00%	6/20/20	9,980	6,109	—	16,089	Investment
									Grade
OTC Swaps unrealized appreciation (depreciation)						716,190	(1,928,329)
Total Credit Default Swaps unrealized appreciation (depreciation)						963,273	(1,928,329)
Net unrealized appreciation (depreciation)							$(965,056)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

At April 30, 2015, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Expiration	Notional		Unrealized	Unrealized
Description	Counterparty	Date	Amount		Appreciation	Depreciation
Receive Fixed Semi-Annual 4.50%	CITI	1/01/16	2,747,819	USD	$341,272	$—
Pay Fixed Annual 4.00%			16,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 2.18%	CITI	10/13/17	3,922,448	USD	82,299	—
Pay Fixed Annual 2.125%			3,500,000	CHF
Receive Fixed Semi-Annual 2.47%	DBAB	1/04/16	2,953,953	USD	392,277	—
Pay Fixed Annual 2.00%			17,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 3.29%	JPHQ	10/13/17	1,562,500	USD	—	(36,217)
Pay Fixed Annual 2.125%			1,500,000	CHF
Unrealized appreciation (depreciation)					815,848	(36,217)
Net unrealized appreciation (depreciation)					$779,631
See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 140.

84 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Total Return Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.18	$10.05	$10.53	$10.32	$10.33	$9.65
Income from investment operations[a]:
Net investment income	0.101	0.257	0.236	0.297	0.353	0.401
Net realized and unrealized gains (losses)	0.058	0.214	(0.205)	0.472	0.074	0.710
Total from investment operations	0.159	0.471	0.031	0.769	0.427	1.111
Less distributions from:
Net investment income and net foreign
currency gains	(0.219)	(0.341)	(0.351)	(0.447)	(0.380)	(0.431)
Net realized gains	—	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.219)	(0.341)	(0.511)	(0.559)	(0.437)	(0.431)
Net asset value, end of period	$10.12	$10.18	$10.05	$10.53	$10.32	$10.33

Total return[b]	1.58%	4.80%	0.30%	7.74%	4.26%	11.81%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.90%	0.93%	0.91%	0.92%	0.93%	0.95%
Expenses net of waiver and payments by
affiliates	0.87%[d]	0.88%[d]	0.88%[d]	0.88%	0.88%[d]	0.87%[d]
Net investment income	1.90%	2.46%	2.36%	2.69%	3.45%	4.14%

Supplemental data
Net assets, end of period (000’s)	$3,457,786	$3,213,446	$3,019,228	$3,134,211	$2,245,312	$1,867,411
Portfolio turnover rate	149.54%	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	44.14%	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 85

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.16	$10.03	$10.51	$10.31	$10.32	$9.65
Income from investment operations[a]:
Net investment income	0.083	0.201	0.174	0.253	0.313	0.357
Net realized and unrealized gains (losses)	0.053	0.232	(0.182)	0.467	0.076	0.706
Total from investment operations	0.136	0.433	(0.008)	0.720	0.389	1.063
Less distributions from:
Net investment income and net foreign
currency gains	(0.206)	(0.303)	(0.312)	(0.408)	(0.342)	(0.393)
Net realized gains	—	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.206)	(0.303)	(0.472)	(0.520)	(0.399)	(0.393)
Net asset value, end of period	$10.09	$10.16	$10.03	$10.51	$10.31	$10.32

Total return[b]	1.35%	4.42%	(0.08)%	7.25%	3.88%	11.40%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	1.30%	1.33%	1.31%	1.32%	1.33%	1.35%
Expenses net of waiver and payments by
affiliates	1.27%[d]	1.28%[d]	1.28%[d]	1.28%	1.28%[d]	1.27%[d]
Net investment income	1.50%	2.06%	1.96%	2.29%	3.05%	3.74%

Supplemental data
Net assets, end of period (000’s)	$467,332	$432,767	$455,720	$571,206	$394,777	$366,888
Portfolio turnover rate	149.54%	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	44.14%	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

86 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)		2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.17		$10.04	$10.52	$10.32	$10.33	$9.65
Income from investment operations[a]:
Net investment income	0.094		0.209	0.204	0.255	0.330	0.390
Net realized and unrealized gains (losses)	0.047		0.238	(0.197)	0.480	0.073	0.698
Total from investment operations	0.141		0.447	0.007	0.735	0.403	1.088
Less distributions from:
Net investment income and net foreign
currency gains	(0.211)		(0.317)	(0.327)	(0.423)	(0.356)	(0.408)
Net realized gains	—		—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.211)		(0.317)	(0.487)	(0.535)	(0.413)	(0.408)
Net asset value, end of period	$10.10		$10.17	$10.04	$10.52	$10.32	$10.33

Total return[b]	1.40%		4.56%	0.06%	7.39%	4.02%	11.55%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	1.15%		1.18%	1.16%	1.17%	1.18%	1.20%
Expenses net of waiver and payments by
affiliates	1.12	%d	1.13%[d]	1.13%[d]	1.13%	1.13%[d]	1.12%[d]
Net investment income	1.65%		2.21%	2.11%	2.44%	3.20%	3.89%

Supplemental data
Net assets, end of period (000’s)	$69,483		$59,307	$65,601	$87,235	$84,708	$86,750
Portfolio turnover rate	149.54%		273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	44.14%		85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.20	$10.07	$10.44
Income from investment operations[b]:
Net investment income (loss)	0.116 [c]	0.317 [c]	0.145
Net realized and unrealized gains (losses)	0.066	0.191	(0.348)
Total from investment operations	0.182	0.508	(0.203)
Less distributions from net investment income and net foreign currency gains	(0.232)	(0.378)	(0.167)
Net asset value, end of period	$10.15	$10.20	$10.07

Total return[d]	1.80%	5.18%	(1.92)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.49%	0.50%	0.50%
Expenses net of waiver and payments by affiliates[f]	0.46%	0.48%	0.49%
Net investment income	2.31%	2.86%	2.75%

Supplemental data
Net assets, end of period (000’s)	$61,257	$26,123	$329,806
Portfolio turnover rate	149.54%	273.96%	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[g]	44.14%	85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

88 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.20	$10.07	$10.55	$10.34	$10.35	$9.67
Income from investment operations[a]:
Net investment income	0.113	0.288	0.242	0.319	0.380	0.431
Net realized and unrealized gains (losses)	0.064	0.206	(0.186)	0.474	0.071	0.705
Total from investment operations	0.177	0.494	0.056	0.793	0.451	1.136
Less distributions from:
Net investment income and net foreign
currency gains	(0.227)	(0.364)	(0.376)	(0.471)	(0.404)	(0.456)
Net realized gains	—	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.227)	(0.364)	(0.536)	(0.583)	(0.461)	(0.456)
Net asset value, end of period	$10.15	$10.20	$10.07	$10.55	$10.34	$10.35

Total return[b]	1.75%	5.03%	0.54%	7.98%	4.50%	12.17%

Ratios to average net assets[c]
Expenses before waiver and payments by
affiliates	0.65%	0.68%	0.66%	0.67%	0.68%	0.70%
Expenses net of waiver and payments by
affiliates	0.62%[d]	0.63%[d]	0.63%[d]	0.63%	0.63%[d]	0.62%[d]
Net investment income	2.15%	2.71%	2.61%	2.94%	3.70%	4.39%

Supplemental data
Net assets, end of period (000’s)	$1,331,915	$1,281,151	$1,148,451	$1,482,994	$1,158,243	$972,218
Portfolio turnover rate	149.54%	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	44.14%	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Total Return Fund
		Shares/
	Country	Warrants		Value
Common Stocks and Other Equity Interests 1.2%
Automobiles & Components 0.0%†
General Motors Co.	United States	4,796		$168,148
[a]General Motors Co., wts., 7/10/16	United States	4,361		111,685
[a]General Motors Co., wts., 7/10/19	United States	4,361		75,707
				355,540
Consumer Services 0.1%
[a,b,c]Turtle Bay Resort	United States	1,550,568		3,077,877
Diversified Financials 1.1%
PowerShares Senior Loan Portfolio, ETF	United States	2,640,000		63,835,200
Materials 0.0%†
[a]Verso Corp.	United States	9,431		13,203
Total Common Stocks and Other Equity Interests
(Cost $67,355,020)				67,281,820
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		17,280,000
Diversified Financials 0.1%
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000		2,407,770
Total Preferred Stocks (Cost $18,325,000)				19,687,770

		Principal
		Amount*
Corporate Bonds 37.7%
Automobiles & Components 0.6%
BorgWarner Inc., senior bond, 4.375%, 3/15/45	United States	9,300,000		9,449,692
Ford Motor Co., senior bond, 4.75%, 1/15/43	United States	10,200,000		10,695,546
Ford Motor Credit Co. LLC, senior note, 3.664%, 9/08/24	United States	5,000,000		5,118,610
[d]Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	4,400,000		4,620,616
				29,884,464
Banks 7.7%
[e]Banca Monte Dei Paschi Di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	13,500,000	EUR	16,867,693
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,610,718
Bank of America Corp.,
[f]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000		6,510,000
senior note, 4.75%, 8/01/15	United States	8,000,000		8,076,592
sub. note, 4.00%, 1/22/25	United States	20,400,000		20,268,318
[e]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	12,500,000	EUR	14,571,712
[e]Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	11,002,373
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		500,625
CIT Group Inc., senior note, 5.00%,
5/15/17	United States	22,500,000		23,343,750
8/15/22	United States	8,000,000		8,235,000
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,729,320
sub. note, 3.50%, 5/15/23	United States	20,000,000		19,812,560

90 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	720,000,000	JPY	$6,172,449
2.125%, 10/13/17	Ireland	12,250,000	CHF	13,848,616
[d]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	7,500,000		7,684,913
HSBC Holdings PLC,
[f]junior sub. bond, 6.375% to 3/30/25, FRN thereafter, Perpetual	United Kingdom	8,700,000		8,989,144
sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000		3,791,730
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	24,500,000		24,768,275
3.875%, 1/16/18	Italy	4,300,000		4,497,585
3.875%, 1/15/19	Italy	10,450,000		10,982,166
JPMorgan Chase & Co.,
[f]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000		6,402,500
[f]junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,790,000
senior note, 4.25%, 10/15/20	United States	9,000,000		9,779,715
senior note, 3.25%, 9/23/22	United States	11,400,000		11,583,061
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000		3,317,997
[d]Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%,
3/27/24	Japan	8,700,000		9,303,606
[d]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%,
2/05/19	Germany	7,000,000		7,103,215
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	185,500,000	DKK	28,464,112
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000		1,221,688
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	5,144,599
[d]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,987,500
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,928,750
[g]UniCredit SpA, senior note, FRN, 1.995%, 10/31/17	Italy	9,500,000	EUR	10,920,579
[e]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR	14,314,351
[f,g]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000		15,619,500
Wells Fargo & Co.,
[f]junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	9,900,000		10,568,250
[f]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,775,000
sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,230,500
[d]Woori Bank, sub.note, 144A, 4.75%, 4/30/24	South Korea	11,750,000		12,535,840
				412,254,302
Capital Goods 0.8%
[e]Aeroporti Di Roma SpA, senior note, Reg S, 3.25%, 2/20/21	Italy	5,000,000	EUR	6,289,960
General Electric Capital Corp., senior note,
5.625%, 5/01/18	United States	500,000		562,441
A, 8.50%, 4/06/18	United States	135,000,000	MXN	9,669,943
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		8,486,491
[d]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000		14,567,910
USG Corp., senior note, 6.30%, 11/15/16	United States	4,000,000		4,225,000
				43,801,745
Consumer Durables & Apparel 1.1%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	18,500,000		18,315,000
Centex LLC, senior note, 6.50%, 5/01/16	United States	19,795,000		20,735,263
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000		7,201,250

franklintempleton.com

Semiannual Report | 91

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
Lennar Corp., senior note,
5.60%, 5/31/15	United States	7,692,000	$7,726,229
4.50%, 6/15/19	United States	4,235,000	4,383,225
Toll Brothers Finance Corp., senior note, 5.15%, 5/15/15	United States	2,010,000	2,012,261
			60,373,228
Consumer Services 0.1%
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,343,482
Diversified Financials 2.2%
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000	876,614
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	6,044,592
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	10,000,000	9,712,500
Discover Bank, sub. note, 8.70%, 11/18/19	United States	948,000	1,162,344
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000	3,140,877
General Motors Financial Co. Inc., senior note, 4.375%, 9/25/21	United States	12,500,000	13,295,375
[f]The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20,
FRN thereafter, Perpetual	United States	7,700,000	7,728,875
[d]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%,
1/13/17	Hong Kong	9,500,000	9,809,748
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	10,000,000	11,136,000
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000	9,870,510
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000	12,768,587
Navient Corp., senior note,
8.45%, 6/15/18	United States	3,400,000	3,801,880
5.50%, 1/15/19	United States	5,000,000	5,095,000
[d]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	11,816,000	11,906,889
Springleaf Finance Corp., senior bond, 5.75%, 9/15/16	United States	14,000,000	14,542,500
			120,892,291
Energy 7.3%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000	2,800,635
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000	18,919,791
[d]California Resources Corp., senior bond, 144A, 6.00%, 11/15/24	United States	10,000,000	9,462,500
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000	2,445,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000	2,070,000
5.75%, 3/15/23	United States	5,000,000	4,825,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	13,564,390
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000	11,741,003
[d]Enable Midstream Partners LP,
senior bond, 144A, 5.00%, 5/15/44	United States	2,400,000	2,182,459
senior note, 144A, 3.90%, 5/15/24	United States	7,300,000	7,069,780
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000	6,780,000
Energy Transfer Partners LP, senior bond,
4.90%, 3/15/35	United States	15,400,000	15,077,478
5.15%, 2/01/43	United States	6,000,000	5,888,334
[d]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	7,000,000	6,755,000
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	12,500,000	12,541,812
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	16,600,000	16,429,452

92 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Enterprise Products Operating LLC,
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000		$3,801,875
senior bond, 4.45%, 2/15/43	United States	12,000,000		11,814,924
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000		21,651,166
[d,h]Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 6.212%, 11/22/16	Russia	2,800,000		2,872,694
senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000		9,181,250
Halcon Resources Corp., senior note, 9.75%, 7/15/20	United States	2,000,000		1,650,000
Kinder Morgan Energy Partners LP, senior note,
6.85%, 2/15/20	United States	1,000,000		1,170,557
4.30%, 5/01/24	United States	11,000,000		11,204,699
Kinder Morgan Finance Co. LLC, senior bond, 5.70%, 1/05/16	United States	28,205,000		29,097,321
Kinder Morgan Inc., senior bond,
5.55%, 6/01/45	United States	6,100,000		6,110,400
5.05%, 2/15/46	United States	18,700,000		17,620,655
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	7,000,000		5,967,500
[d]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000		16,933,750
MPLX LP, 4.00%, 2/15/25	United States	9,300,000		9,376,548
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000		8,039,996
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	8,000,000		4,840,000
[g]Petrobras Global Finance BV, senior note, FRN, 3.15%, 3/17/20	Brazil	14,400,000		13,536,000
[d]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000		7,480,946
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	7,000,000		6,895,000
[d]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A,
4.375%, 4/10/24	China	9,300,000		10,049,301
[d]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
3.25%, 4/28/25	China	16,400,000		16,059,618
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		9,564,418
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		615,295
Valero Energy Corp., senior bond., 4.90%, 3/15/45	United States	13,500,000		13,716,594
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000		4,479,350
Williams Partners LP, senior bond, 5.10%, 9/15/45	United States	13,300,000		12,540,158
				394,822,649
Food & Staples Retailing 0.9%
[e]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	9,000,000	EUR	11,396,606
[d]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000		17,334,305
CVS Health Corp., senior note, 5.75%, 6/01/17	United States	362,000		396,495
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,480,218
				45,607,624
Food, Beverage & Tobacco 1.8%
Altria Group Inc., senior bond, 4.25%, 8/09/42	United States	25,100,000		24,126,421
[e]Anheuser-Busch InBev NV, senior bond, Reg S, 2.875%, 9/25/24	Belgium	3,300,000	EUR	4,258,420
Bunge Ltd. Finance Corp.,
4.10%, 3/15/16	United States	8,000,000		8,200,952
senior note, 5.10%, 7/15/15	United States	680,000		685,608
Constellation Brands Inc., senior note,
7.25%, 5/15/17	United States	7,000,000		7,734,125
A, 7.25%, 9/01/16	United States	6,000,000		6,449,400
[d]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	10,000,000		9,960,950
Lorillard Tobacco Co., senior note, 3.75%, 5/20/23	United States	10,700,000		10,891,830

franklintempleton.com Semiannual Report | 93

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	8,400,000		$9,015,208
[e]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	3,300,000	EUR	3,921,098
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000		12,542,016
				97,786,028
Health Care Equipment & Services 1.0%
Becton, Dickinson & Co., senior bond, 4.685%, 12/15/44	United States	13,600,000		14,305,962
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		14,759,927
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000		2,189,000
HCA Inc., senior note,
6.50%, 2/15/16	United States	5,054,000		5,249,843
5.875%, 5/01/23	United States	6,000,000		6,502,500
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,779,776
Zimmer Holdings Inc., senior bond, 4.25%, 8/15/35	United States	6,500,000		6,484,218
				53,271,226
Insurance 1.4%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		18,507,440
The Allstate Corp., junior sub. note, 5.75% to 8/14/23, FRN thereafter,
8/15/53	United States	4,750,000		5,186,406
[d]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,230,300
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter,
12/15/66	United States	4,000,000		4,730,000
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,630,000
[d]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%,
9/15/44	United States	20,400,000		22,400,465
[d]TIAA Asset Management Finance LLC, senior note, 144A, 2.95%,
11/01/19	United States	5,800,000		5,932,229
				77,616,840
Materials 2.0%
[d]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	10,500,000		10,909,342
ArcelorMittal, senior note, 6.25%, 3/01/21	Luxembourg	10,000,000		10,545,000
[e]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	13,466,215
[d]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000		1,143,500
[d]Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	5,000,000		5,015,625
[d]FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 6.875%,
4/01/22	Australia	8,000,000		6,040,000
[d]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	7,000,000		7,562,142
[d]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	15,000,000		15,153,105
LyondellBasell Industries NV, senior bond, 4.625%, 2/26/55	United States	18,400,000		17,804,613
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,605,225
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		13,230,000
[d]RPM U.K. GP, 144A, 6.70%, 11/01/15	United States	1,000,000		1,023,358
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	451,000		395,753
				107,893,878
Media 1.6%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,418,300
senior bond, 7.90%, 12/01/95	United States	500,000		653,947
senior note, 3.00%, 9/15/22	United States	15,400,000		15,618,126

94 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media (continued)
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond,
3.95%, 1/15/25	United States	7,400,000		$7,542,776
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	16,000,000		16,580,000
Gannett Co. Inc., senior note, 6.375%, 9/01/15	United States	3,000,000		3,045,000
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		12,548,250
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		768,190
6.10%, 7/15/40	United States	8,600,000		10,514,979
Viacom Inc., senior bond,
4.25%, 9/01/23	United States	1,000,000		1,044,782
4.85%, 12/15/34	United States	16,500,000		16,359,057
				87,093,407
Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000		13,488,775
Gilead Sciences Inc., senior bond, 4.50%, 2/01/45	United States	15,000,000		15,835,065
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,572,813
[d]Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%,
4/15/25	United States	3,800,000		3,942,500
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	20,000,000		20,282,680
				68,121,833
Real Estate 1.4%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	17,700,000		17,421,420
5.00%, 2/15/24	United States	4,400,000		4,764,914
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,184,654
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		17,310,879
Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17	United States	5,000,000		5,459,045
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		13,117,450
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,734,087
				76,992,449
Retailing 0.8%
Bed Bath & Beyond Inc, senior bond, 5.165%, 8/01/44	United States	18,600,000		19,838,630
[d]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	3,212,920
[d]Tiffany & Co., senior bond, 144A, 4.90%, 10/01/44	United States	10,300,000		10,382,441
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	14,000,000		10,080,000
				43,513,991
Semiconductors & Semiconductor Equipment 0.4%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		22,072,622
Software & Services 0.3%
[d]Alibaba Group Holding Ltd., senior bond, 144A, 4.50%, 11/28/34	China	10,000,000		10,012,650
[d]First Data Corp., senior secured bond, second lien, 144A, 8.25%,
1/15/21	United States	6,000,000		6,391,860
				16,404,510
Technology Hardware & Equipment 1.2%
[d]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	21,500,000		22,413,750

franklintempleton.com

Semiannual Report | 95

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment (continued)
Dell Inc., senior note,
3.10%, 4/01/16	United States	15,000,000		$15,131,250
5.65%, 4/15/18	United States	5,725,000		6,175,844
5.875%, 6/15/19	United States	6,746,000		7,433,215
Juniper Networks Inc., senior bond,
4.50%, 3/15/24	United States	4,500,000		4,630,545
4.35%, 6/15/25	United States	9,300,000		9,521,154
				65,305,758
Telecommunication Services 2.1%
[i]AT&T Inc., senior bond, 4.50%, 5/15/35	United States	16,200,000		15,910,230
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000		23,748,570
Frontier Communications Corp., senior note,
8.75%, 4/15/22	United States	1,300,000		1,430,000
7.125%, 1/15/23	United States	1,800,000		1,809,000
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	6,000,000		5,910,000
Sprint Communications Inc.,
senior bond, 6.00%, 12/01/16	United States	15,000,000		15,675,000
senior note, 6.00%, 11/15/22	United States	7,000,000		6,606,250
Sprint Corp., senior note, 7.625%, 2/15/25	United States	3,000,000		2,957,700
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	9,000,000		9,861,120
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000		12,471,475
4.862%, 8/21/46	United States	10,656,000		10,747,972
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000		1,248,040
[d]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	5,000,000		5,137,500
				113,512,857
Transportation 0.2%
[d]Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		7,062,480
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%,
1/02/21	United States	132,271		150,704
[d]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab
	Emirates	3,700,000		4,163,776
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%, 1/02/19	United States	320,370		349,918
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	213,341		238,755
				11,965,633
Utilities 1.5%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		964,146
DPL Inc., senior note, 6.50%, 10/15/16	United States	875,000		920,938
[d,f]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		25,167,600
[d]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,656,915
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		9,567,738
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,419,727
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	12,400,000		12,798,573
[d]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%,
5/22/23	China	10,400,000		10,456,576
[e]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	11,707,362
				79,659,575
Total Corporate Bonds (Cost $2,013,026,982)				2,032,190,392

96 | Semiannual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[g,j]Senior Floating Rate Interests 1.7%
Automobiles & Components 0.0%†
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan,
10.50%, 1/29/18	United States	428,336	$411,203
Capital Goods 0.1%
[k]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	14,786	12,940
[i]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%,
7/30/21	United States	3,739,826	3,697,753
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	154,971
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	2,789,923	2,800,192
			6,665,856
Commercial & Professional Services 0.1%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,561,574	2,581,987
Consumer Services 0.2%
[i]Fitness International LLC, Term B Loan, 6.75%, 7/01/20	United States	1,549,559	1,474,664
[i]ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	3,241,421	3,225,214
[i]Seaworld Parks and Entertainment Inc., Term B-2 Loan, 4.50%,
5/14/20	United States	552,932	543,325
[c,l]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	4,056,827	3,955,406
			9,198,609
Diversified Financials 0.1%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	1,652,975	1,664,339
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	5,837,709	5,870,546
			7,534,885
Energy 0.2%
Bowie Resource Holdings LLC,
[i]First Lien Initial Term Loan, 8.00%, 8/16/20	United States	2,458,844	2,391,226
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	263,184	256,604
Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term
Loan, 6.75%, 7/25/21	Marshall Islands	398,995	347,791
[i]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,458,547	3,380,730
[i]Peabody Energy Corp., Term Loan, 5.50%, 9/24/20	United States	1,994,937	1,805,417
			8,181,768
Food, Beverage & Tobacco 0.0%†
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	226,800	228,218
[i]CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan,
9.75%, 7/03/21	United States	52,000	48,880
			277,098
Health Care Equipment & Services 0.0%†
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	516,848	518,786
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,767,669	1,779,822
			2,298,608
Household & Personal Products 0.1%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	7,627,957	7,488,113

franklintempleton.com

Semiannual Report | 97

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[g,j]Senior Floating Rate Interests (continued)
Materials 0.2%
Coveris Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	1,310,250		$1,320,623
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	5,984,810		5,420,826
[i]Nexeo Solutions LLC,
Term B-1 Loan, 6.00%, 9/08/17	United States	154,494		152,756
Term B-3 Loan, 5.75%, 9/08/17	United States	2,441		2,414
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	1,074,292		1,087,720
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,320,964		1,309,956
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	322,548		301,582
Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/20	Netherlands	1,238,345		1,243,917
				10,839,794
Media 0.2%
[i]Charter Communications Operating LLC, Term E Loan, (CCO Safari),
4.50%, 7/01/20	United States	178,000		177,188
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	906,621		895,515
Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	7,054,117		7,067,344
[i]Sinclair Television Group Inc., Incremental Term Loan B-1, 5.00%,
7/30/21	United States	245,720		246,334
				8,386,381
Retailing 0.2%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	7,315,487		7,365,210
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,024,928		2,981,916
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%,
7/27/19	United States	2,176,526		2,185,272
				12,532,398
Software & Services 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	9,447,781		9,300,160
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	7,891,212		7,445,689
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		472,028
				17,217,877
Utilities 0.0%†
[i]Calpine Construction Finance Co. LP, Term B-1 Loan, 4.50%, 5/03/20	United States	610,132		607,921
Total Senior Floating Rate Interests
(Cost $94,365,720)				94,222,498
Foreign Government and Agency Securities 7.3%
The Export-Import Bank of Korea, senior note,
1.25%, 11/20/15	South Korea	5,000,000		5,014,375
2.25%, 1/21/20	South Korea	18,800,000		18,903,118
[e]Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000		312,870
Government of Hungary,
7.75%, 8/24/15	Hungary	28,900,000	HUF	108,690
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	12,137,224
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,398,544
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	6,045,616
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	839,244

98 | Semiannual Report

franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Hungary, (continued)
[e]senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR $	133,587
[e]senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000	EUR	258,996
[e]senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000	EUR	891,297
[e]senior note, Reg S, 3.875%, 2/24/20	Hungary	285,000	EUR	358,526
[e]Government of Iceland, senior note, Reg S, 2.50%, 7/15/20	Iceland	2,300,000	EUR	2,709,906
Government of Ireland,
4.50%, 4/18/20	Ireland	3,243,000	EUR	4,389,312
5.00%, 10/18/20	Ireland	2,107,000	EUR	2,954,844
senior bond, 5.40%, 3/13/25	Ireland	10,374,640	EUR	16,529,737
[d]Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000		5,681,849
Government of Malaysia,
3.835%, 8/12/15	Malaysia	48,200,000	MYR	13,556,614
4.72%, 9/30/15	Malaysia	44,720,000	MYR	12,633,321
3.197%, 10/15/15	Malaysia	30,200,000	MYR	8,480,669
senior bond, 4.262%, 9/15/16	Malaysia	18,000,000	MYR	5,122,055
senior note, 3.172%, 7/15/16	Malaysia	37,000,000	MYR	10,381,291
Government of Mexico,
6.00%, 6/18/15	Mexico	43,520	[m]MXN	284,731
8.00%, 12/17/15	Mexico	3,235,540	[m]MXN	21,722,374
6.25%, 6/16/16	Mexico	4,031,510	[m]MXN	27,061,135
7.25%, 12/15/16	Mexico	2,974,390	[m]MXN	20,454,027
Government of Poland,
5.00%, 4/25/16	Poland	18,390,000	PLN	5,270,394
[g]FRN, 2.01%, 1/25/17	Poland	859,000	PLN	238,621
[g]FRN, 2.01%, 1/25/21	Poland	871,000	PLN	239,924
Strip, 1/25/16	Poland	54,440,000	PLN	14,944,102
[d]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	12,100,000		13,135,034
[d]Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000		6,177,090
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	750,000	SGD	567,120
[d]Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	11,500,000	EUR	14,357,872
Government of Sri Lanka,
A, 6.50%, 7/15/15	Sri Lanka	35,020,000	LKR	262,779
A, 11.00%, 8/01/15	Sri Lanka	241,800,000	LKR	1,832,873
A, 6.40%, 8/01/16	Sri Lanka	23,800,000	LKR	177,955
A, 8.00%, 11/15/18	Sri Lanka	86,100,000	LKR	645,731
A, 9.00%, 5/01/21	Sri Lanka	89,150,000	LKR	689,444
B, 6.40%, 10/01/16	Sri Lanka	18,900,000	LKR	140,826
B, 8.50%, 7/15/18	Sri Lanka	18,990,000	LKR	145,311
C, 8.50%, 4/01/18	Sri Lanka	50,980,000	LKR	389,144
D, 8.50%, 6/01/18	Sri Lanka	65,480,000	LKR	499,183
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	17,100,000	PHP	393,654
senior note, 1.625%, 4/25/16	Philippines	118,200,000	PHP	2,624,685
[d]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000		1,094,644
[n]Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	210,887,838	UYU	7,889,883
[d]Government of Vietnam, 144A,
6.875%, 1/15/16	Vietnam	150,000		155,710
6.75%, 1/29/20	Vietnam	5,120,000		5,824,000
Italy Treasury Bond, 2.50%, 12/01/24	Italy	12,100,000	EUR	14,771,428

franklintempleton.com

Semiannual Report | 99

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Korea Monetary Stabilization Bond,
senior bond, 2.80%, 8/02/15	South Korea	20,907,710,000	KRW	$19,458,049
senior bond, 2.81%, 10/02/15	South Korea	6,242,000,000	KRW	5,819,945
senior note, 2.76%, 6/02/15	South Korea	16,598,900,000	KRW	15,419,676
senior note, 2.07%, 12/02/16	South Korea	3,000,000,000	KRW	2,797,909
Korea Treasury Bond, senior note,
3.25%, 6/10/15	South Korea	3,634,290,000	KRW	3,378,490
2.75%, 12/10/15	South Korea	2,942,150,000	KRW	2,748,295
2.75%, 6/10/16	South Korea	2,400,000,000	KRW	2,252,065
3.00%, 12/10/16	South Korea	37,100,000,000	KRW	35,104,688
[o]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15	Brazil	840	[p] BRL	732,244
8/15/18	Brazil	13,695	[p] BRL	11,681,221
[d]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
144A, zero cpn., 5/31/18	Peru	508,338		487,502
Total Foreign Government and Agency Securities
(Cost $416,692,442)				391,711,443
U.S. Government and Agency Securities 3.4%
U.S. Treasury Bond,
3.50%, 2/15/39	United States	56,000,000		64,045,632
2.875%, 5/15/43	United States	53,000,000		54,296,009
[n]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	8,217,976		8,425,349
0.125%, 4/15/16	United States	53,161,867		53,834,684
Total U.S. Government and Agency Securities
(Cost $169,249,796)				180,601,674
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 16.9%
Banks 6.8%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	20,562,000		21,174,850
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000		7,736,434
[g]2007-3, AM, FRN, 5.74%, 6/10/49	United States	17,730,000		19,088,739
Bear Stearns Commercial Mortgage Securities Inc.,
[g]2006-PW11, AJ, FRN, 5.43%, 3/11/39	United States	19,594,000		20,059,064
[g]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	3,286,000		3,380,313
2006-PW13, AJ, 5.611%, 9/11/41	United States	18,023,000		18,546,316
[g]2007-PW16, AM, FRN, 5.705%, 6/11/40	United States	11,110,000		12,001,977
[g]Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.232%, 11/15/19	United States	4,400,000		4,384,884
2007-A2, A2, FRN, 0.262%, 12/16/19	United States	26,136,000		26,056,351
Citibank Credit Card Issuance Trust,
2012-A1, A1, 0.55%, 10/10/17	United States	7,986,000		7,986,898
[g]2013-A12, A12, FRN, 0.486%, 11/07/18	United States	7,050,000		7,048,294
[g]2013-A7, A7, FRN, 0.611%, 9/10/20	United States	11,130,000		11,173,351
[g]2014-A9, A9, FRN, 0.38%, 5/09/18	United States	5,000,000		5,000,535
[q]Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	11,847,000		11,774,893
[g]Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 0.931%,
3/25/34	United States	2,591,763		2,489,663

100 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1,
5.00%, 9/25/19	United States	1,264,953	$1,322,370
[d,g]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN,
5.543%, 3/26/36	United States	6,097,101	6,189,097
[g]FNMA, 2005-122, FN, FRN, 0.531%, 1/25/36	United States	787,320	784,651
Greenwich Capital Commercial Funding Corp.,
[g]2006-GG7, AJ, FRN, 5.819%, 7/10/38	United States	18,910,000	19,341,262
[g]2006-GG7, AM, FRN, 5.819%, 7/10/38	United States	4,685,000	4,894,651
2007-GG9, A4, 5.444%, 3/10/39	United States	22,885,000	24,116,133
JP Morgan Chase Commercial Mortgage Securities Trust,
[g,q]2006-CB14, B, FRN, 5.564%, 12/12/44	United States	8,000,000	3,228,400
[g,q]2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000	4,653,892
2006-CB17, AM, 5.464%, 12/12/43	United States	16,790,000	17,342,055
[g,q]2006-LDP7, AJ, FRN, 5.905%, 4/15/45	United States	18,983,000	19,170,362
[g]LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 5.852%,
6/15/38	United States	11,540,000	11,945,458
[g]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 0.921%,
3/25/28	United States	2,115,491	2,020,651
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.275%, 11/12/37	United States	8,000,000	8,114,840
[g]Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.381%, 5/25/33	United States	3,861,064	3,649,853
2005-WMC, M2, FRN, 0.916%, 1/25/35	United States	3,197,039	3,127,900
Morgan Stanley Capital I Trust,
[d]2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	2,786,805	2,789,201
[g]2006-HQ8, AJ, FRN, 5.498%, 3/12/44	United States	14,956,000	15,263,368
[g]2007-IQ16, AM, FRN, 6.084%, 12/12/49	United States	21,470,000	23,732,723
[g]Wachovia Bank Commercial Mortgage Trust,
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	7,675,000	7,872,071
FRN, 5.712%, 5/15/16	United States	6,683,000	6,791,331
Wells Fargo Mortgage Backed Securities Trust,
[g]2004-I, 2A1, FRN, 2.654%, 6/25/34	United States	1,506,829	1,517,907
[g]2004-W, A9, FRN, 2.616%, 11/25/34	United States	2,299,764	2,341,207
2007-3, 3A1, 5.50%, 4/25/37	United States	456,661	472,446
[k]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	18,342	18,342
			368,602,733
Diversified Financials 10.0%
[g]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.442%, 9/15/20	United States	15,550,000	15,957,037
2008-6, A, FRN, 1.382%, 2/15/18	United States	2,827,000	2,832,966
2012-1, A, FRN, 0.452%, 1/15/20	United States	8,160,000	8,169,723
2012-3, A, FRN, 0.332%, 3/15/18	United States	5,630,000	5,630,298
[g]American Express Credit Account Secured Note Trust, 2012-4, A, FRN,
0.422%, 5/15/20	United States	11,193,000	11,198,031
[g]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.903%,
10/25/34	United States	2,811,033	2,773,989
[g,q]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.006%, 6/25/34	United States	8,375,175	8,212,885
[d]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,756,169
[d,g]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	13,267,270	13,574,540

franklintempleton.com		Semiannual Report | 101

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,g]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.262%, 11/25/20	United States	1,090,000	$1,083,220
[d,g]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.496%, 4/16/21	United States	9,512,584	9,363,047
B, 144A, FRN, 0.646%, 4/16/21	United States	9,780,000	9,455,011
[d,g]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.536%, 10/11/21	United States	21,783,229	21,493,512
A1C, 144A, FRN, 0.546%, 10/11/21	United States	4,922,820	4,835,883
[g]Argent Securities Inc., 2005-W2, A2C, FRN, 0.541%, 10/25/35	United States	6,225,000	5,922,540
[d,g]Atrium CDO Corp., 10A,
A, 144A, FRN, 1.396%, 7/16/25	United States	3,140,000	3,097,798
C, 144A, FRN, 2.876%, 7/16/25	United States	4,650,000	4,594,990
[d,g]Atrium IX, 9A, C, 144A, FRN, 3.512%, 2/28/24	United States	3,500,000	3,518,130
[d,g]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.50%, 1/18/21	United States	5,677,242	5,611,954
[d,g]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.475%, 10/20/26	United States	10,000,000	9,986,800
[g]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.061%, 11/25/34	United States	1,510,102	1,453,264
[d,g]Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 0.926%, 7/21/20	United States	2,000,000	1,929,600
[d,g]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
1.665%, 1/20/25	United States	9,040,000	9,035,028
[d,g]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.275%, 10/18/26	United States	6,401,000	6,352,544
[d,g]Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.607%, 3/11/21	United States	5,686,824	5,402,710
B, 144A, FRN, 0.987%, 3/11/21	United States	6,000,000	5,662,260
[d,g]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.077%, 4/25/19	United States	2,680,000	2,586,093
[d,g]Cent CLO 20 Ltd., 2013-20A, C, 144A, FRN, 3.277%, 1/25/26	United States	3,500,000	3,498,320
[d,g]Cent CLO 21 Ltd., 14-21A, B, 144A, FRN, 3.077%, 7/27/26	Cayman Islands	1,760,000	1,745,603
[d,g]Cent CLO LP, 2013-20A, A, 144A, FRN, 1.757%, 1/25/26	United States	3,000,000	3,001,170
[g]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.681%, 2/25/35	United States	675,545	601,664
Chase Issuance Trust,
2012-A3, A3, 0.79%, 6/15/17	United States	4,460,000	4,462,009
[g]2012-A6, A, FRN, 0.312%, 8/15/17	United States	2,210,000	2,209,982
2012-A8, A8, 0.54%, 10/16/17	United States	11,460,000	11,461,243
[g]2012-A9, A9, FRN, 0.332%, 10/16/17	United States	2,210,000	2,210,180
[g]2013-A6, A6, FRN, 0.602%, 7/15/20	United States	17,443,000	17,512,345
[g]2014-A3, A3, FRN, 0.382%, 5/15/18	United States	22,980,000	22,970,647
[d,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.677%, 7/26/21	United States	16,495,000	16,134,749
[d,g]Colony American Homes, 2014-1A, A, 144A, FRN, 1.40%, 5/17/31	United States	10,002,597	9,969,378
[d]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	21,621,757	21,695,055
[d]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.525%, 10/15/21	United States	1,590,000	1,565,546
[d,g]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.275%, 10/15/21	United States	690,000	675,890
[d,g]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.225%, 7/15/21	Cayman Islands	8,986,000	8,718,217
[d]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A,
4.80%, 12/15/35	United States	455,538	462,351
[d,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.491%, 10/20/43	United States	10,838,635	10,809,425
[d,g]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.325%, 7/15/26	United States	1,813,400	1,807,017
C, 144A, FRN, 3.275%, 7/15/26	United States	1,558,600	1,555,748
[d]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,938,863
[g]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M3, FRN, 4.681%, 2/25/24	United States	9,075,000	9,595,410
2014-DNA, M3, FRN, 4.731%, 10/25/24	United States	9,500,000	9,945,835

102 | Semiannual Report			franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g]FHLMC Structured Agency Credit Risk Debt Notes, (continued)
2015-DN1, M3, FRN, 4.331%, 1/25/25	United States	9,310,000		$9,698,646
2015-DNA1, M3, FRN, 3.48%, 10/25/27	United States	3,920,000		3,956,456
2015-HQ1, M3, FRN, 3.981%, 3/25/25	United States	2,000,000		2,034,811
[d]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000		9,034,870
[d,g,q]GCCFC Commercial Mortgage Trust, 2007-GG9, G, 144A, FRN, 5.66%,
3/10/39	United States	7,350,000		849,109
[d,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.655%, 11/01/17	United States	4,700,000		4,678,145
[q]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	10,285,000		2,580,764
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	3,685,076		4,047,236
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	15,095,579		15,250,686
[g]GSAA Home Equity Trust, 2005-5, M3, FRN, 1.126%, 2/25/35	United States	3,550,000		3,355,822
[d]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	2,620,000		2,633,598
[g,q]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.156%, 12/25/34	United States	3,775,334		3,469,630
[d,g]Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 2.68%, 12/17/31	United States	1,250,000		1,281,523
2015-SFR1, B, 144A, FRN, 2.03%, 3/17/32	United States	7,400,000		7,508,210
2015-SFR2, C, 144A, FRN, 2.178%, 6/17/32	United States	2,340,000		2,350,600
[g]JP Morgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.331%,
5/25/36	United States	1,246,777		1,239,254
[d,g]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.777%, 4/23/22	United States	5,416,684		5,411,051
[d,g]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.975%, 4/15/21	United States	2,190,000		2,133,038
[d,g]LCM XI LP, 11A, B, 144A, FRN, 2.425%, 4/19/22	Cayman Islands	10,000,000		10,016,600
[d]Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A, 5.35%,
2/10/39	United States	1,512,840		1,447,031
[g]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.651%,
8/25/35	United States	1,740,302		1,728,736
[g,q]Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 4.717%,
2/25/34	United States	1,807,140		1,535,265
[d,g]Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 0.976%, 1/12/21	United States	4,000,000		3,821,400
[d,g]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.607%, 12/24/39	United States	1,799,411		1,774,778
[d,g]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.821%, 4/27/27	Cayman Islands	18,215,625		18,210,160
[d,g]Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.58%, 2/17/32	United States	11,130,000		11,176,189
Residential Asset Securities Corp.,
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,448		8,721
2004-KS1, AI4, 4.213%, 4/25/32	United States	102,010		101,970
[d]Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, 0.966%, 10/16/20	Cayman Islands	9,000,000		8,648,010
[g]SLM Student Loan Trust, 2005-4, A2, FRN, 0.357%, 4/26/21	United States	6,526		6,524
[g]Structured Asset Securities Corp.,
2002-1A, 2A1, FRN, 1.743%, 2/25/32	United States	26,125		23,427
2006-WF1, A5, FRN, 0.481%, 2/25/36	United States	5,923,380		5,841,176
[e,g]Talisman 6 Finance, Reg S, FRN, 0.191%, 10/22/16	Germany	10,504,827	EUR	11,701,485
[d,i]Tricon American Homes Trust, 2015-SFR1, C, 144A, 2.08%, 5/17/32	United States	8,170,000		8,170,000
[d,g]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.606%, 7/11/21	United States	1,300,000		1,288,495
[d,g]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.375%, 7/18/26	United States	2,860,000		2,840,838
B, 144A, FRN, 3.125%, 7/18/26	United States	7,540,000		7,322,169

franklintempleton.com

Semiannual Report | 103

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.48%, 8/01/22	United States	3,196,736	$3,148,338
[d,g]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.375%, 10/17/26	United States	2,000,000	1,997,420
			536,358,850
Real Estate 0.1%
[d,g]American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.25%, 6/17/31	United States	2,403,701	2,395,057
[d,g]Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%,
5/25/42	United States	5,221,335	5,287,200
			7,682,257
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $892,383,687)			912,643,840
Mortgage-Backed Securities 16.7%
[g]Federal Home Loan Mortgage Corp. (FHLMC)
Adjustable Rate 0.1%
FHLMC, 1.948% - 3.275%, 3/01/25 - 10/01/36	United States	3,600,549	3,753,422
Federal Home Loan Mortgage Corp. (FHLMC)
Fixed Rate 2.2%
[i]FHLMC 30 Year, 3.50%, 5/01/45	United States	72,000,000	75,328,605
FHLMC 30 Year, 6.00%, 6/01/37	United States	88,421	100,753
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	123,681	142,186
FHLMC 30 Year, 7.00%, 7/01/31	United States	7,220	7,714
FHLMC 30 Year, 8.00%, 2/01/30	United States	39,908	47,042
FHLMC 30 Year, 8.50%, 10/01/24	United States	7,316	8,558
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	69,890	73,374
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	232,191	249,207
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	663,300	720,799
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	3,576,644	3,896,709
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	25,492,741	28,313,987
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	2,307,322	2,601,193
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	2,738,526	3,117,624
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,992,327	2,330,729
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	131,662	153,447
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	27,340	33,326
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,799	5,592
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	8,169	8,270
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	21,824	22,252
			117,161,367
[g]Federal National Mortgage Association (FNMA)
Adjustable Rate 0.2%
FNMA, 1.737% - 4.352%, 6/01/15 - 3/01/37	United States	8,567,438	9,100,636
Federal National Mortgage Association (FNMA)
Fixed Rate 11.5%
[i]FNMA 15 Year, 2.50%, 5/01/30	United States	161,000,000	165,065,849
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	195,356	204,555
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	147,270	154,746

104 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA)
Fixed Rate (continued)
FNMA 15 Year, 5.50%, 6/01/16 - 12/01/23	United States	504,255	$553,741
FNMA 15 Year, 6.00%, 5/01/17 - 9/01/22	United States	96,472	101,565
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	1,899	1,916
[i]FNMA 30 Year, 3.00%, 5/01/45	United States	155,000,000	157,727,912
[i]FNMA 30 Year, 3.50%, 5/01/45	United States	226,000,000	236,787,959
[i]FNMA 30 Year, 4.00%, 5/01/45	United States	21,000,000	22,441,701
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	3,533,114	3,931,511
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	12,046,597	13,768,475
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	17,383,074	19,907,335
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	425,884	493,735
FNMA 30 Year, 7.00%, 11/01/25	United States	4,411	4,499
FNMA 30 Year, 7.50%, 1/01/30	United States	18,191	21,700
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	113,058	142,848
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	127,724	141,384
			621,451,431
[g]Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 1.625%, 1/20/23 - 10/20/26	United States	66,035	68,401
Government National Mortgage Association (GNMA)
Fixed Rate 2.7%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	359,185	408,849
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	78,972	94,680
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	56,563	65,993
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	161,761	169,674
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	28,934	29,156
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,908	2,006
[i]GNMA II SF 30 Year, 3.00%, 5/01/45	United States	20,000,000	20,565,233
[i]GNMA II SF 30 Year, 3.50%, 5/01/45	United States	120,000,000	126,600,003
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	8,319	9,659
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	856,339	984,722
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	82,849	100,156
GNMA II SF 30 Year, 8.00%, 7/20/27	United States	50,121	51,592
			149,081,723
Total Mortgage-Backed Securities
(Cost $894,086,966)			900,616,980
Municipal Bonds 3.3%
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	13,800,000	14,961,270
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,878,027
[g]California State Judgement Trust COP, Monthly FRN, 1.609%, 6/01/15	United States	1,000,000	999,390
Chicago GO,
Build America Bonds, Direct Payment, Taxable Project, Series B,
7.517%, 1/01/40	United States	1,760,000	1,888,533
Taxable Project, Series B, 6.034%, 1/01/42	United States	2,485,000	2,249,223
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue,
Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,012,272

franklintempleton.com

Semiannual Report | 105

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Municipal Bonds (continued)
Coachella Valley USD, GO, Riverside and Imperial Counties, Election of
2005, Series D, AGMC Insured, 5.00%, 8/01/37	United States	6,395,000	$7,050,679
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/38	United States	2,600,000	2,949,986
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	722,040
Evansville Local Public Improvement Bond Bank Revenue, Sewage
Works Project, Series A, 5.00%, 7/01/36	United States	1,355,000	1,502,383
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A,
2.995%, 7/01/20	United States	16,800,000	17,243,856
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000	10,278,424
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%,
12/01/43	United States	4,950,000	5,271,156
Memorial Sloan-Kettering Cancer Center Revenue, 4.20%, 7/01/55	United States	7,500,000	7,317,878
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
10/01/24	United States	5,760,000	6,575,328
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	7,700,000	8,441,279
4/01/43	United States	8,150,000	8,852,774
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30	United States	3,300,000	3,487,803
New York City Municipal Water Finance Authority Water and Sewer
System Revenue, Second General Resolution, Fiscal 2014, Refunding,
Series BB, 5.00%, 6/15/46	United States	4,865,000	5,419,902
New York State Public Library Revenue, 4.305%, 7/01/45	United States	6,500,000	6,410,320
New York State Urban Development Corp. Revenue, State Personal
Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	20,725,000	23,969,084
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%,
7/01/36	United States	12,000,000	7,230,960
Puerto Rico Sales Tax FICO Revenue, Capital Appreciation, Refunding,
Series A, zero cpn., 8/01/26	United States	10,300,000	3,205,566
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 6.50%, 8/01/44	United States	13,200,000	8,039,460
Capital Appreciation, Series A, zero cpn., 8/01/25	United States	7,450,000	2,572,411
South Carolina State Public Service Authority Revenue, Refunding,
Series B, 5.00%, 12/01/38	United States	4,500,000	4,971,510
University of California Revenue, Limited Project, Refunding, Series J,
4.131%, 5/15/45	United States	10,750,000	10,733,552
Total Municipal Bonds (Cost $176,958,139)			176,235,066

		Shares
Escrows and Litigation Trusts 0.0%†
[a,k]Comfort Co. Inc., Escrow Account	United States	716	—
[a,k]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
Motors Liquidation Co., GUC Trust, Escrow Account	United States	1,113	22,260
[a,k]NewPage Corp., Litigation Trust	United States	2,500,000	—
Total Escrows and Litigation Trusts (Cost $34,091)			22,260

106 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
		Notional
	Counterparty	Amount*		Value
Options Purchased 0.0%†
Puts – Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.23, Premium Rate 5.00%,
Strike Price $106.50, Expires 6/17/15	FBCO	40,000,000	[r]	$160,994
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $104.50, Expires 9/16/15	FBCO	20,000,000	[r]	300,240
Buy protection on CDX.NA.IG.23, Premium Rate 1.00%,
Strike Price $65, Expires 6/17/15	CITI	80,000,000	[r]	125,280
Total Options Purchased (Cost $1,054,320)				586,514
Total Investments before Short Term Investments
(Cost $4,743,532,163)				4,775,800,257

		Principal
	Country	Amount*
Short Term Investments 25.2%
U.S. Government and Agency Securities 3.1%
[s]U.S. Treasury Bills,
6/11/15	United States	54,500,000		54,500,763
5/07/15 - 7/09/15	United States	112,250,000		112,250,500
Total U.S. Government and Agency Securities
(Cost $166,747,104)				166,751,263
Total Investments before Money Market Funds
(Cost $4,910,279,267)				4,942,551,520

		Shares
Money Market Funds (Cost $1,187,230,746) 22.1%
[a,t]Institutional Fiduciary Trust Money Market Portfolio	United States	1,187,230,746		1,187,230,746
Total Investments (Cost $6,097,510,013) 113.8%				6,129,782,266
Options Written (0.0)%†				(241,138)
Other Assets, less Liabilities (13.8)%				(741,767,828)
Net Assets 100.0%				$5,387,773,300

		Notional
	Counterparty	Amount*
[u]Options Written (0.0)%†
Puts – Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.23, Premium Rate 5.00%,
Strike Price $103, Expires 6/17/15	FBCO	40,000,000	[r]	$(54,958)
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $101, Expires 9/16/15	FBCO	20,000,000	[r]	(147,860)
Buy protection on CDX.NA.IG.23, Premium Rate 1.00%,
Strike Price $85, Expires 6/17/15	CITI	80,000,000	[r]	(38,320)
Total Options Written
(Premiums Received $448,200)				$(241,138)

franklintempleton.com Semiannual Report | 107

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).
cAt April 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $795,506,273, representing 14.77% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2015, the aggregate value of these securities was $124,162,457, representing 2.30% of net assets.
fPerpetual security with no stated maturity date.
gThe coupon rate shown represents the rate at period end.
hSee Note 1(f) regarding loan participation notes.
iSecurity purchased on a when-issued, delayed delivery or to-be-announced (TBA) basis. See Note 1(c).
jSee Note 1(i) regarding senior floating rate interests.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the aggregate value of these securities was $31,282, representing less than 0.01% of net assets.
lIncome may be received in additional securities and/or cash.
mPrincipal amount is stated in 100 Mexican Peso Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(k).
oRedemption price at maturity is adjusted for inflation. See Note 1(k).
pPrincipal amount is stated in 1,000 Brazilian Real Units.
qThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
rAmount represents notional amount under the terms of the option.
sThe security is traded on a discount basis with no stated coupon rate.
tSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
uSee Note 1(d) regarding written options.

At April 30, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
			Number of		Notional	Expiration	Unrealized	Unrealized
Description			Type Contracts		Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australia 10 Yr. Bond			Long	650	$66,488,305	6/15/15	$—	$(726,501)
Euro-Bund			Long	350	61,538,831	6/8/15	10,999	—
U.S. Treasury 2 Yr. Note			Short	796	174,535,438	6/30/15	—	(499,490)
U.S. Treasury 5 Yr. Note			Short	3,256	391,152,438	6/30/15	—	(2,098,475)
U.S. Treasury 10 Yr. Note			Short	330	42,363,750	6/19/15	—	(73,029)
Unrealized appreciation (depreciation)							10,999	(3,397,495)
Net unrealized appreciation (depreciation)								$(3,386,496)

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity		Amount	Date	Appreciation	Depreciation
Chilean Peso	CITI	Buy	906,403,000		$1,522,087	5/07/15	$—	$(41,506)
Chilean Peso	CITI	Sell	906,403,000		1,469,287	5/07/15	—	(11,295)
Chilean Peso	MSCO	Buy	3,670,729,000		6,340,869	5/07/15	—	(344,846)
Chilean Peso	MSCO	Sell	3,670,729,000		5,958,008	5/07/15	—	(38,014)
Euro	BZWS	Sell	1,973,970		2,600,266	5/07/15	385,168	—

108 | Semiannual Report franklintempleton.com

				FRANKLIN INVESTORS SECURITIES TRUST
				STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	CITI	Sell	615,870	$824,967	5/07/15	$133,867	$—
Euro	DBAB	Buy	37,699,060	41,966,653	5/07/15	545,272	(207,783)
Euro	DBAB	Sell	65,571,692	86,315,843	5/07/15	12,734,321	—
Euro	HSBC	Sell	267,000	341,979	5/07/15	42,364	—
Euro	JPHQ	Sell	3,445,999	4,617,570	5/07/15	750,629	—
Japanese Yen	DBAB	Sell	117,763,200	1,092,220	5/07/15	105,782	—
Philippine Peso	JPHQ	Buy	566,370,000	12,864,736	5/07/15	—	(175,436)
Philippine Peso	JPHQ	Sell	388,890,000	8,653,538	5/07/15	—	(59,392)
Swiss Franc	DBAB	Buy	12,250,000	12,306,610	5/07/15	822,141	—
Swiss Franc	DBAB	Sell	13,097,334	14,281,250	5/07/15	244,381	—
Euro	DBAB	Sell	31,500,000	41,507,550	6/05/15	6,146,046	—
Australian Dollar	DBAB	Sell	21,034,082	16,640,931	6/18/15	138,402	(96,125)
Chilean Peso	DBAB	Buy	651,808,600	1,100,006	6/18/15	—	(39,566)
Chilean Peso	DBAB	Sell	651,808,600	1,053,513	6/18/15	—	(6,927)
Euro	DBAB	Sell	90,991,853	113,511,061	6/18/15	11,346,517	—
Euro	JPHQ	Sell	966,580	1,206,247	6/18/15	120,983	—
Euro	MSCO	Sell	5,621,360	7,017,278	6/18/15	705,683	—
Japanese Yen	JPHQ	Sell	3,094,000,360	26,815,911	6/18/15	886,132	—
Malaysian Ringgit	DBAB	Buy	3,367,980	970,169	6/18/15	—	(28,013)
Malaysian Ringgit	HSBC	Buy	790,000	232,230	6/18/15	—	(11,236)
Singapore Dollar	MSCO	Buy	14,102,839	10,919,102	6/18/15	—	(275,142)
Euro	DBAB	Sell	1,710,278	2,198,391	6/22/15	278,007	—
Canadian Dollar	BZWS	Buy	8,841,000	7,471,162	7/23/15	—	(153,716)
Canadian Dollar	BZWS	Sell	8,841,000	7,023,300	7/23/15	—	(294,147)
Canadian Dollar	CITI	Buy	2,898,000	2,449,752	7/23/15	—	(51,159)
Canadian Dollar	CITI	Sell	2,898,000	2,302,229	7/23/15	—	(96,364)
Canadian Dollar	DBAB	Buy	4,703,000	3,963,759	7/23/15	—	(71,218)
Canadian Dollar	DBAB	Sell	4,703,000	3,735,653	7/23/15	—	(156,888)
Euro	BZWS	Sell	2,472,961	2,952,048	7/23/15	174,083	—
Euro	CITI	Sell	2,584,200	3,084,000	7/23/15	181,076	—
Euro	DBAB	Sell	87,185,488	102,506,583	7/23/15	4,568,032	—
Euro	JPHQ	Sell	1,062,724	1,269,608	7/23/15	75,812	—
Japanese Yen	BZWS	Sell	716,900,000	6,048,360	7/23/15	37,431	—
Japanese Yen	CITI	Sell	1,431,560,000	12,060,422	7/23/15	57,346	—
Japanese Yen	DBAB	Sell	16,384,564,120	138,195,474	7/23/15	817,257	—
Japanese Yen	GSCO	Sell	478,870,000	4,047,074	7/23/15	31,934	—
Japanese Yen	HSBC	Sell	720,750,000	6,089,601	7/23/15	46,392	—
Japanese Yen	JPHQ	Sell	1,676,801,000	14,165,461	7/23/15	106,135	—
Malaysian Ringgit	DBAB	Buy	11,905,000	3,270,604	7/23/15	50,918	—
Singapore Dollar	DBAB	Buy	8,523,000	6,355,364	7/23/15	73,499	—
Singapore Dollar	HSBC	Buy	3,390,000	2,510,739	7/23/15	46,323	—
Singapore Dollar	JPHQ	Buy	2,117,000	1,567,800	7/23/15	29,044	—
Euro	DBAB	Sell	64,359,107	73,599,103	8/27/15	1,261,202	—
Euro	JPHQ	Sell	6,587,400	7,541,025	8/27/15	136,965	—
Euro	DBAB	Sell	28,202,540	31,120,140	9/17/15	105,900	(695,752)
Euro	GSCO	Sell	1,024,000	1,164,759	9/17/15	13,408	—
Euro	JPHQ	Sell	11,680,000	13,284,622	9/17/15	152,020	—
Japanese Yen	DBAB	Sell	7,062,259,000	59,473,598	9/17/15	257,533	(57,291)
Japanese Yen	HSBC	Sell	452,730,000	3,819,378	9/17/15	19,627	—
Japanese Yen	JPHQ	Sell	1,328,470,000	11,203,997	9/17/15	54,183	—
Singapore Dollar	DBAB	Buy	3,192,500	2,350,191	9/17/15	55,410	—
Singapore Dollar	HSBC	Buy	2,551,000	1,879,259	9/17/15	42,961	—

franklintempleton.com Semiannual Report | 109

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Singapore Dollar	JPHQ	Buy	15,450,000	$11,401,373	9/17/15	$240,456	$—
Singapore Dollar	MSCO	Buy	8,200,000	6,033,848	9/17/15	144,986	—
Australian Dollar	DBAB	Sell	6,700,000	5,309,750	10/22/15	57,468	—
Euro	DBAB	Sell	6,009,460	6,727,591	10/22/15	—	(33,191)
Danish Krone	DBAB	Buy	186,000,000	29,018,972	1/15/16	—	(833,952)
Euro	DBAB	Sell	8,374,000	10,963,814	2/05/16	1,519,935	—
Danish Krone	RBS	Sell	193,889,682	29,724,005	2/17/16	308,699	—
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	1,951,939	—
Japanese Yen	JPHQ	Sell	743,278,833	7,020,294	9/02/16	718,979	—
Unrealized appreciation (depreciation)						48,722,648	(3,778,959)
Net unrealized appreciation (depreciation)						$44,943,689
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
	Counterparty/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swaps
Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.24	ICE	25,000,000	1.00%	6/20/25	$(59,399)	$—	$(41,901)	$(101,300)	Investment
									Grade
Centrally Cleared Swaps unrealized appreciation (depreciation)						$—	$(41,901)
OTC Swaps
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	BZWS	1,500,000	5.00%	9/20/17	(159,157)	85	—	(159,071)
Alcatel-Lucent USA Inc.	GSCO	20,000,000	5.00%	9/20/17	(1,765,974)	—	(354,975)	(2,120,950)
Bank of America Corp.	FBCO	20,000,000	1.00%	9/20/17	143,956	—	(420,794)	(276,838)
Beazer Homes USA Inc.	CITI	4,000,000	5.00%	6/20/19	(195,027)	—	(263)	(195,290)
Beazer Homes USA Inc.	GSCO	10,000,000	5.00%	6/20/19	(514,539)	26,315	—	(488,225)
Centex Corp.	FBCO	7,795,000	5.00%	6/20/16	(222,848)	—	(219,909)	(442,757)
Centex Corp.	JPHQ	12,000,000	5.00%	6/20/16	(410,637)	—	(270,964)	(681,601)
CIT Group Inc.	GSCO	22,500,000	5.00%	6/20/17	(1,511,272)	—	(214,918)	(1,726,191)
Constellation Brands Inc.	BZWS	5,000,000	5.00%	6/20/17	(327,517)	—	(170,190)	(497,707)
Constellation Brands Inc.	DBAB	2,000,000	5.00%	6/20/17	(131,906)	—	(67,177)	(199,083)
Constellation Brands Inc.	GSCO	6,000,000	5.00%	9/20/16	(385,948)	—	(13,282)	(399,230)
D.R. Horton Inc.	JPHQ	7,000,000	5.00%	3/20/16	(240,701)	—	(59,128)	(299,829)
Dell Inc.	BZWS	1,500,000	5.00%	6/20/19	(213,241)	1,725	—	(211,516)
Dell Inc.	GSCO	15,000,000	5.00%	6/20/16	(710,746)	—	(70,610)	(781,355)
Dell Inc.	GSCO	5,725,000	5.00%	6/20/18	(720,941)	3,870	—	(717,070)
Dell Inc.	GSCO	5,246,000	5.00%	6/20/19	(715,270)	—	(24,471)	(739,741)
DISH DBS Corp.	GSCO	10,000,000	5.00%	3/20/16	(354,478)	—	(25,708)	(380,186)
DISH DBS Corp.	JPHQ	6,000,000	5.00%	3/20/16	(208,005)	—	(20,107)	(228,112)
DPL Inc.	MSCO	875,000	5.00%	12/20/16	(47,067)	—	(8,170)	(55,238)
El Paso Corp.	GSCO	1,100,000	5.00%	6/20/17	(88,902)	—	(24,477)	(113,379)

110 | Semiannual Report franklintempleton.com

					FRANKLIN INVESTORS SECURITIES TRUST
					STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)
					Upfront
			Periodic		Premiums
	Counterparty/	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Embarq Corp.	BZWS	8,500,000	5.00%	6/20/16	$(250,757)	$—	$(217,905)	$(468,663)
Embarq Corp.	DBAB	1,500,000	5.00%	6/20/16	(45,641)	—	(37,064)	(82,705)
Embarq Corp.	GSCO	10,000,000	5.00%	6/20/16	(333,730)	—	(217,638)	(551,368)
Gannett Co. Inc.	GSCO	3,000,000	5.00%	9/20/15	(55,654)	—	(1,532)	(57,186)
HCA Inc.	GSCO	5,054,000	5.00%	3/20/16	(141,773)	—	(69,478)	(211,251)
International Lease Finance
Corp.	GSCO	10,000,000	5.00%	3/20/17	(691,531)	—	(59,055)	(750,586)
Kinder Morgan Energy
Partners LP	CITI	1,000,000	5.00%	3/20/20	(212,542)	—	(4,088)	(216,630)
Kinder Morgan Inc.	GSCO	28,205,000	5.00%	3/20/16	(1,096,869)	—	(108,053)	(1,204,921)
Lennar Corp.	CITI	4,150,000	5.00%	9/20/19	(411,207)	—	(155,256)	(566,462)
Lennar Corp.	CITI	6,200,000	5.00%	12/20/19	(727,131)	—	(132,144)	(859,275)
Lennar Corp.	FBCO	4,500,000	5.00%	9/20/19	(578,499)	—	(35,738)	(614,236)
Lennar Corp.	GSCO	7,692,000	5.00%	6/20/15	(3,170)	—	(47,536)	(50,706)
Lennar Corp.	GSCO	4,235,000	5.00%	6/20/19	(502,537)	—	(66,353)	(568,890)
The New York Times Co.	GSCO	11,700,000	5.00%	12/20/16	(345,797)	—	(567,255)	(913,052)
Pactiv LLC	UBSW	12,000,000	5.00%	6/20/17	375,353	—	(1,452,520)	(1,077,168)
PPL Energy Supply LLC	GSCO	1,000,000	5.00%	6/20/16	(49,785)	—	(2,706)	(52,491)
PPL Energy Supply LLC	JPHQ	11,400,000	5.00%	6/20/16	(557,281)	—	(41,120)	(598,401)
Springleaf Finance Corp.	GSCO	10,000,000	5.00%	9/20/16	(497,676)	—	(23,791)	(521,466)
Springleaf Finance Corp.	JPHQ	4,000,000	5.00%	9/20/16	(199,039)	—	(9,548)	(208,587)
Sprint Communications
Inc.	GSCO	15,000,000	5.00%	12/20/16	(795,338)	—	(17,790)	(813,128)
Tenet Healthcare Corp	BZWS	13,160,000	5.00%	12/20/16	(654,090)	—	(256,753)	(910,843)
Toll Brothers Inc.	FBCO	2,010,000	5.00%	6/20/15	(7,928)	—	(5,865)	(13,792)
Toys R Us Inc.	DBAB	14,000,000	5.00%	12/20/18	3,763,947	—	(333,947)	3,430,000
USG Corp.	GSCO	4,000,000	5.00%	12/20/16	(246,906)	—	(18,781)	(265,687)
Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum
Corp.	BZWS	10,000,000	1.00%	9/20/19	206,312	—	(13,132)	193,179	BBB
Bank of America Corp.	FBCO	20,000,000	1.00%	9/20/17	(143,956)	449,489	—	305,533	A-
Beazer Homes USA Inc.	CITI	4,150,000	5.00%	9/20/19	74,231	101,030	—	175,261	CCC
Beazer Homes USA Inc.	CITI	6,200,000	5.00%	12/20/19	164,077	58,775	—	222,852	CCC
Berkshire Hathaway Inc.	CITI	24,300,000	1.00%	3/20/22	289,604	—	(25,430)	264,174	AA
Citigroup Inc.	FBCO	2,500,000	1.00%	9/20/20	10,982	16,569	—	27,552	A-
Freeport-McMoRan Inc.	DBAB	6,500,000	1.00%	3/20/23	(370,231)	—	(549,389)	(919,620)	BBB-
Government of Mexico	CITI	8,400,000	1.00%	6/20/20	(103,357)	17,908	—	(85,449)	BBB+
Government of Poland	GSCO	5,300,000	1.00%	12/20/19	85,675	29,088	—	114,763	A-
Government of Portugal	DBAB	8,500,000	1.00%	9/20/19	(403,602)	320,501	—	(83,100)	NR
iHeartCommunications
Inc.	BZWS	5,000,000	5.00%	6/20/18	(1,113,352)	—	(85,351)	(1,198,703)	CCC-
Prudential Financial Inc.	BOFA	8,800,000	1.00%	12/20/21	(172,906)	143,451	—	(29,455)	A

franklintempleton.com

Semiannual Report | 111

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Upfront
				Periodic		Premiums
	Counterparty/	Notional		Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]		Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps (continued)
Contracts to Sell Protection[c] (continued)
Single Name (continued)
PSEG Power LLC	JPHQ	17,400,000		1.00%	3/20/20	(236,748)	$147,878	$—	$(88,870)	BBB+
Tate & Lyle International
Finance PLC	CITI	7,200,000	EUR	1.00%	9/20/19	140,875	—	(27,454)	113,421	BBB
Tenet Healthcare Corp.	BZWS	9,400,000		5.00%	12/20/18	459,240	479,063	—	938,303	CCC+
Traded Index
LCDX.NA.21	FBCO	6,958,000		2.50%	12/20/18	195,338	27,177	—	222,515	Non
										Investment
										Grade
MCDX.NA.24	CITI	10,400,000		1.00%	6/20/20	23,860	14,604	—	38,465	Investment
										Grade
MCDX.NA.24	GSCO	19,100,000		1.00%	6/20/25	(618,717)	21,307	—	(597,410)	Investment
										Grade
OTC Swaps unrealized appreciation (depreciation)							1,858,835	(6,547,815)
Total Credit Default Swaps unrealized appreciation (depreciation)							1,858,835	(6,589,716)
Net unrealized appreciation (depreciation)								$(4,730,881)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

At April 30, 2015, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Expiration	Notional		Unrealized	Unrealized
Description	Counterparty	Date	Amount		Appreciation	Depreciation
Receive Fixed Semi-Annual 4.50%	CITI	1/01/16	15,456,481	USD	$1,919,654	$—
Pay Fixed Annual 4.00%			90,000,000	DKK
Receive Fixed Semi-Annual 2.47%	DBAB	1/04/16	15,638,575	USD	2,076,762	—
Pay Fixed Annual 2.00%			90,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 3.29%	JPHQ	10/13/17	12,760,417	USD	—	(295,769)
Pay Fixed Annual 2.125%			12,250,000	CHF
Unrealized appreciation (depreciation)					3,996,416	(295,769)
Net unrealized appreciation (depreciation)					$3,700,647

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 140.

112 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2015 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,871,847,320	$3,688,379,091	$2,259,270,138	$4,910,279,267
Cost - Sweep Money Fund (Note 3f)	49,863,762	251,639,882	222,138,754	1,187,230,746
Total cost of investments	$1,921,711,082	$3,940,018,973	$2,481,408,892	$6,097,510,013
Value - Unaffiliated issuers	$1,903,466,603	$3,637,969,628	$2,251,617,693	$4,942,551,520
Value - Sweep Money Fund (Note 3f)	49,863,762	251,639,882	222,138,754	1,187,230,746
Total value of investments	1,953,330,365	3,889,609,510	2,473,756,447	6,129,782,266
Cash	—	3,596,309	701,813	195,230
Restricted cash (Note 1e)	—	—	16,018,000	53,299,700
Foreign currency, at value (cost $-, $-, $4,218,397 and
$3,855,798)	—	—	4,193,357	3,834,382
Receivables:
Investment securities sold	5,884,756	105,285,586	4,489,081	11,443,014
Capital shares sold	1,904,633	12,763,286	9,131,747	30,643,268
Interest	4,620,100	14,534,105	10,154,931	34,899,008
Affiliates	—	—	311,485	—
Due from brokers	—	2,241,913	8,640,163	26,564,465
Variation margin	—	388,783	140,879	—
OTC swap contracts (premiums paid $-, $-, $1,865,936
and $7,179,229)	—	—	1,680,876	5,933,450
Unrealized appreciation on forward exchange contracts	—	—	16,052,342	48,722,648
Unrealized appreciation on OTC swap contracts	—	—	1,532,038	5,855,251
Unrealized appreciation on unfunded loan commitments
(Note 9)	—	39,747	—	—
Other assets	1,100	2,163	208	4,225
Total assets	1,965,740,954	4,028,461,402	2,546,803,367	6,351,176,907
Liabilities:
Payables:
Investment securities purchased	—	123,589,577	40,566,619	848,756,706
Capital shares redeemed	3,672,137	8,558,707	5,379,207	24,082,794
Management fees	808,101	1,544,906	779,908	1,885,584
Distribution fees	428,585	695,824	429,689	998,469
Transfer agent fees	695,900	896,279	242,303	1,316,787
Trustees’ fees and expenses	694	1,783	946	1,668
Variation margin	—	—	—	235,031
Distributions to shareholders	286,953	4,712,203	364,080	552,115
OTC swaps contracts (premiums received $-, $-,
$12,799,726 and $31,542,861)	—	—	7,846,325	20,491,926
Options written, at value (premiums received $-, $-, $206,402
and $448,200)	—	—	111,019	241,138
Due to brokers	—	—	16,018,000	53,338,700
Unrealized depreciation on forward exchange contracts	—	—	1,285,357	3,778,959
Unrealized depreciation on OTC swap contracts	—	—	1,964,546	6,843,584
Unrealized depreciation on unfunded loan commitments
(Note 9)	—	—	42,031	94,775
Accrued expenses and other liabilities	135,958	255,073	390,274	785,371
Total liabilities	6,028,328	140,254,352	75,420,304	963,403,607
Net assets, at value	$1,959,712,626	$3,888,207,050	$2,471,383,063	$5,387,773,300

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report | 113

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Net assets consist of:
Paid-in capital	$2,070,304,608	$4,179,590,012	$2,506,525,417	$5,324,636,129
Undistributed net investment income (distributions in excess
of net investment income)	(9,139,673)	1,359,785	(25,931,718)	(47,264,447)
Net unrealized appreciation (depreciation)	31,619,283	(51,006,539)	6,266,490	72,625,293
Accumulated net realized gain (loss)	(133,071,592)	(241,736,208)	(15,477,126)	37,776,325
Net assets, at value	$1,959,712,626	$3,888,207,050	$2,471,383,063	$5,387,773,300
Class A:
Net assets, at value	$1,012,125,768	$1,664,782,382	$1,630,714,811	$3,457,786,415
Shares outstanding	117,323,845	184,432,867	162,353,741	341,732,151
Net asset value per share[a]	$8.63	$9.03	$10.04	$10.12
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 97.75% and 95.75%,
respectively)	$8.83	$9.24	$10.27	$10.57
Class A1:
Net assets, at value	$219,920,159	—	—	—
Shares outstanding	25,498,810	—	—	—
Net asset value per share[a]	$8.62	—	—	—
Maximum offering price per share (net asset value
per share ÷ 97.75%)	$8.82	—	—	—
Class C:
Net assets, at value	$373,397,103	$663,969,582	$179,861,625	$467,332,155
Shares outstanding	43,310,472	73,541,368	17,929,543	46,320,881
Net asset value and maximum offering price per share[a]	$8.62	$9.03	$10.03	$10.09
Class R:
Net assets, at value	—	—	—	$69,482,944
Shares outstanding	—	—	—	6,876,834
Net asset value and maximum offering price per share	—	—	—	$10.10
Class R6:
Net assets, at value	$5,436,771	$6,710	$500,239,640	$61,256,720
Shares outstanding	629,272	744	49,646,675	6,034,826
Net asset value and maximum offering price per share	$8.64	$9.02	$10.08	$10.15
Advisor Class:
Net assets, at value	$348,832,825	$1,559,448,376	$160,566,987	$1,331,915,066
Shares outstanding	40,395,214	172,685,741	15,934,510	131,258,327
Net asset value and maximum offering price per share	$8.64	$9.03	$10.08	$10.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
114 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2015 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Investment income:
Dividends	$—	$275,010	$365,892	$1,957,095
Interest	20,516,724	112,638,527	24,125,991	70,185,528
Paydown gain (loss)	(6,084,930)	—	(517,212)	78,328
Total investment income	14,431,794	112,913,537	23,974,671	72,220,951
Expenses:
Management fees (Note 3a)	5,102,475	10,098,224	6,079,509	12,142,204
Distribution fees: (Note 3c)
Class A	1,272,217	2,146,179	1,987,621	4,196,330
Class A1	107,658	—	—	—
Class C	1,288,368	2,217,531	558,985	1,462,803
Class R	—	—	—	162,768
Transfer agent fees: (Note 3e)
Class A	693,706	872,415	1,246,010	2,647,397
Class A1	160,566	—	—	—
Class C	270,182	346,550	135,704	355,232
Class R	—	—	—	51,249
Class R6	116	83	198	158
Advisor Class	260,852	863,474	133,286	1,029,428
Custodian fees (Note 4)	8,262	19,050	43,663	142,531
Reports to shareholders	103,101	176,711	113,766	328,989
Registration and filing fees	85,790	123,510	132,150	133,554
Professional fees	57,229	54,762	45,911	62,844
Trustees’ fees and expenses	11,568	31,180	15,101	27,802
Other	113,343	49,789	106,400	97,514
Total expenses	9,535,433	16,999,458	10,598,304	22,840,803
Expense reductions (Note 4)	(65)	(821)	(997)	(2,835)
Expenses waived/paid by affiliates (Note 3f and 3g)	(33,332)	(202,997)	(1,700,010)	(852,105)
Net expenses	9,502,036	16,795,640	8,897,297	21,985,863
Net investment income	4,929,758	96,117,897	15,077,374	50,235,088
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,708,673	(2,155,429)	(3,256,565)	31,628,192
Written options	—	—	(207,580)	(817,890)
Foreign currency transactions	—	—	17,404,507	59,625,804
Futures contracts	—	—	(2,305,288)	(3,431,824)
Swap contracts	—	737,324	(273,183)	31,134
Net realized gain (loss)	1,708,673	(1,418,105)	11,361,891	87,035,416
Net change in unrealized appreciation (depreciation) on:
Investments	(4,872,448)	(15,193,799)	(9,374,436)	(52,106,088)
Translation of other assets and liabilities denominated in
foreign currencies	—	—	243,537	(1,780,992)
Net change in unrealized appreciation
(depreciation)	(4,872,448)	(14,706,616)	(9,130,899)	(53,887,080)
Net realized and unrealized gain (loss)	(3,163,775)	(16,611,904)	2,230,992	33,148,336
Net increase (decrease) in net assets resulting from operations	$1,765,983	$79,505,993	$17,308,366	$83,383,424

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 115

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,929,758	$9,067,013	$96,117,897	$198,907,227
Net realized gain (loss) from investments,
foreign currency transactions and
swap contracts	1,708,673	3,915,694	(1,418,105)	(8,313,287)
Net change in unrealized appreciation
(depreciation) on investments	(4,872,448)	(2,629,298)	(15,193,799)	(81,149,255)
Net increase (decrease) in net assets
resulting from operations	1,765,983	10,353,409	79,505,993	109,444,685
Distributions to shareholders from:
Net investment income:
Class A	(5,842,304)	(11,928,926)	(39,905,698)	(74,547,275)
Class A1	(1,585,690)	(1,177,522)	—	—
Class C	(1,464,056)	(3,781,138)	(14,486,809)	(25,713,482)
Class R6	(53,047)	(16,641)	(4,012)	(41,968)
Advisor Class	(2,686,139)	(5,442,375)	(41,554,081)	(98,835,459)
Total distributions to shareholders	(11,631,236)	(22,346,602)	(95,950,600)	(199,138,184)
Capital share transactions: (Note 2)
Class A	(41,784,420)	(40,535,806)	(204,481,851)	(82,128,941)
Class A1	(31,915,739)	253,376,829	—	—
Class C	(52,740,096)	(172,020,740)	(76,423,089)	(9,898,411)
Class R6	(1,717,834)	6,866,077	(451,801)	(858,754)
Advisor Class	(66,200,660)	7,939,064	(451,403,761)	(313,238,514)
Total capital share transactions	(194,358,749)	55,625,424	(732,760,502)	(406,124,620)
Net increase (decrease) in net assets	(204,224,002)	43,632,231	(749,205,109)	(495,818,119)
Net assets:
Beginning of period	2,163,936,628	2,120,304,397	4,637,412,159	5,133,230,278
End of period	$1,959,712,626	$2,163,936,628	$3,888,207,050	$4,637,412,159
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(9,139,673)	$(2,438,195)	$1,359,785	$1,192,488

116 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$15,077,374	$27,496,896	$50,235,088	$118,502,329
Net realized gain (loss) from investments,
written options, foreign currency transactions,
futures contracts and swap contracts	11,361,891	(1,379,529)	87,035,416	88,651,417
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	(9,130,899)	2,295,605	(53,887,080)	11,313,890
Net increase (decrease) in net assets
resulting from operations	17,308,366	28,412,972	83,383,424	218,467,636
Distributions to shareholders from:
Net investment income and net foreign
currency gains:
Class A	(21,533,179)	(24,898,289)	(71,674,504)	(102,897,067)
Class C	(2,100,163)	(1,997,803)	(9,074,789)	(12,913,703)
Class R	—	—	(1,321,696)	(1,884,664)
Class R6	(7,612,238)	(8,217,276)	(799,522)	(1,155,656)
Advisor Class	(2,517,581)	(3,503,516)	(28,882,594)	(42,392,733)
Total distributions to shareholders	(33,763,161)	(38,616,884)	(111,753,105)	(161,243,823)
Capital share transactions: (Note 2)
Class A	51,728,844	299,933,209	262,650,161	155,465,903
Class C	15,155,510	52,495,559	37,426,415	(27,632,362)
Class R	—	—	10,556,260	(6,823,750)
Class R6	84,797,047	419,577,578	35,318,007	(301,532,836)
Advisor Class	(36,882,707)	43,352,531	57,398,191	117,287,658
Total capital share transactions	114,798,694	815,358,877	403,349,034	(63,235,387)
Net increase (decrease) in net assets	98,343,899	805,154,965	374,979,353	(6,011,574)
Net assets:
Beginning of period	2,373,039,164	1,567,884,199	5,012,793,947	5,018,805,521
End of period	$2,471,383,063	$2,373,039,164	$5,387,773,300	$5,012,793,947
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of period	$(25,931,718)	$(7,245,931)	$(47,264,447)	$14,253,570

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 117

FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly trans action between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

118 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Franklin Low Duration Total Return Fund and Franklin Total Return Fund attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds include failure of the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA

franklintempleton.com

Semiannual Report | 119

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the funds’ investment objectives.

Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Funds, except Franklin Adjustable U.S. Government Securities Fund, entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counter-party whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot

120 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Franklin Low Duration Total Return Fund and Franklin Total Return Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At April 30, 2015, Franklin Low Duration Total Return Fund and Franklin Total Return Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

Franklin Total Return Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the fund. Participations typically result in the fund having a contractual relationship only with the Lender and not with the borrower.

The fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT subsidiary. The FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the fund, and is able to invest in certain financial instruments consistent with the investment objective of the fund. At April 30, 2015, the FT subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT subsidiary are reflected in the fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the fund and the FT subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or

franklintempleton.com

Semiannual Report | 121

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Senior Floating Rate Interests (continued)

he London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

122 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2015
Shares sold	14,171,733	$122,589,074	13,997,933	$125,537,151
Shares issued in reinvestment of distributions	545,333	4,715,179	4,052,237	36,363,436
Shares redeemed	(19,537,012)	(169,088,673)	(40,903,707)	(366,382,438)
Net increase (decrease)	(4,819,946)	$(41,784,420)	(22,853,537)	$(204,481,851)
Year ended October 31, 2014
Shares sold	56,726,333	$493,156,230	62,743,683	$576,216,697
Shares issued in reinvestment of distributions	1,211,754	10,533,553	7,278,949	66,675,264
Shares redeemed	(62,585,334)	(544,225,589)	(79,152,310)	(725,020,902)
Net increase (decrease)	(4,647,247)	$(40,535,806)	(9,129,678)	$(82,128,941)
Class A1 Shares:
Six Months ended April 30, 2015
Shares sold	749,779	$6,477,994
Shares issued in reinvestment of distributions	172,337	1,489,438
Shares redeemed	(4,613,376)	(39,883,171)
Net increase (decrease)	(3,691,260)	$(31,915,739)
Year ended October 31, 2014[a]
Shares sold	479,762	$4,165,394
Shares issued in reinvestment of distributions	127,369	1,104,946
Shares issued on reorganization (Note 11)	32,861,221	285,235,398
Shares redeemed	(4,278,282)	(37,128,909)
Net increase (decrease)	29,190,070	$253,376,829

franklintempleton.com

Semiannual Report | 123

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended April 30, 2015
Shares sold	2,482,913	$21,465,483	5,011,762	$44,974,736
Shares issued in reinvestment of distributions	155,602	1,344,618	1,443,831	12,956,462
Shares redeemed	(8,737,882)	(75,550,197)	(14,998,116)	(134,354,287)
Net increase (decrease)	(6,099,367)	$(52,740,096)	(8,542,523)	$(76,423,089)
Year ended October 31, 2014
Shares sold	5,880,151	$51,098,838	23,556,769	$216,418,991
Shares issued in reinvestment of distributions	399,478	3,470,678	2,500,639	22,916,196
Shares redeemed	(26,069,904)	(226,590,256)	(27,193,901)	(249,233,598)
Net increase (decrease)	(19,790,275)	$(172,020,740)	(1,136,493)	$(9,898,411)
Class R6 Shares:
Six Months ended April 30, 2015
Shares sold	353,578	$3,068,698	634	$5,649
Shares issued on reinvestment of distributions	6,122	53,020	439	3,938
Shares redeemed	(558,770)	(4,839,552)	(51,762)	(461,388)
Net increase (decrease)	(199,070)	$(1,717,834)	(50,689)	$(451,801)
Year ended October 31, 2014
Shares sold	944,164	$8,206,447	32,816	$300,925
Shares issued in reinvestment of distributions	1,906	16,566	4,573	41,968
Shares issued on reorganization (Note 11)	73	634	—	—
Shares redeemed	(156,214)	(1,357,570)	(131,382)	(1,201,647)
Net increase (decrease)	789,929	$6,866,077	(93,993)	$(858,754)
Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	6,936,322	$60,056,213	20,716,218	$185,982,874
Shares issued in reinvestment of distributions	257,946	2,232,583	1,650,815	14,814,886
Shares redeemed	(14,836,516)	(128,489,456)	(72,856,822)	(652,201,521)
Net increase (decrease)	(7,642,248)	$(66,200,660)	(50,489,789)	$(451,403,761)
Year ended October 31, 2014
Shares sold	19,026,464	$165,565,812	116,221,189	$1,068,319,332
Shares issued in reinvestment of distributions	500,990	4,358,956	3,385,525	31,034,838
Shares issued on reorganization (Note 11)	5,945,834	51,669,297	—	—
Shares redeemed	(24,545,150)	(213,655,001)	(154,435,901)	(1,412,592,684)
Net increase (decrease)	928,138	$7,939,064	(34,829,187)	$(313,238,514)

aFor the period June 18, 2014 (effective date) to October 31, 2014 for the Franklin Adjustable U.S. Government Securities Fund.

124 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2015
Shares sold	28,779,504	$289,172,133	58,266,729	$591,305,356
Shares issued in reinvestment of distributions	1,878,203	18,810,781	6,899,096	69,448,416
Shares redeemed	(25,505,082)	(256,254,070)	(39,194,161)	(398,103,611)
Net increase (decrease)	5,152,625	$51,728,844	25,971,664	$262,650,161
Year ended October 31, 2014
Shares sold	77,018,825	$780,315,075	92,296,531	$928,904,095
Shares issued in reinvestment of distributions	2,326,807	23,575,249	9,547,433	95,480,955
Shares redeemed	(49,716,506)	(503,957,115)	(86,470,305)	(868,919,147)
Net increase (decrease)	29,629,126	$299,933,209	15,373,659	$155,465,903
Class C Shares:
Six Months ended April 30, 2015
Shares sold	4,732,055	$47,513,743	7,810,445	$79,051,197
Shares issued in reinvestment of distributions	186,224	1,862,762	820,786	8,234,822
Shares redeemed	(3,410,255)	(34,220,995)	(4,926,333)	(49,859,604)
Net increase (decrease)	1,508,024	$15,155,510	3,704,898	$37,426,415
Year ended October 31, 2014
Shares sold	10,574,750	$107,125,166	9,336,837	$93,844,642
Shares issued in reinvestment of distributions	176,213	1,784,721	1,173,668	11,698,857
Shares redeemed	(5,569,257)	(56,414,328)	(13,316,301)	(133,175,861)
Net increase (decrease)	5,181,706	$52,495,559	(2,805,796)	$(27,632,362)
Class R Shares:
Six Months ended April 30, 2015
Shares sold			1,634,512	$16,559,171
Shares issued in reinvestment of distributions			124,835	1,254,924
Shares redeemed			(715,747)	(7,257,835)
Net increase (decrease)			1,043,600	$10,556,260
Year ended October 31, 2014
Shares sold			1,646,059	$16,541,833
Shares issued in reinvestment of distributions			178,820	1,784,140
Shares redeemed			(2,522,745)	(25,149,723)
Net increase (decrease)			(697,866)	$(6,823,750)
Class R6 Shares:
Six Months ended April 30, 2015
Shares sold	12,042,123	$121,689,892	3,625,000	$36,852,687
Shares issued on reinvestment of distributions	755,472	7,589,358	3,157	31,878
Shares redeemed	(4,425,321)	(44,482,203)	(153,827)	(1,566,558)
Net increase (decrease)	8,372,274	$84,797,047	3,474,330	$35,318,007
Year ended October 31, 2014
Shares sold	43,247,917	$440,572,603	2,714,332	$27,312,171
Shares issued in reinvestment of distributions	808,495	8,209,754	97,701	978,007
Shares redeemed	(2,874,545)	(29,204,779)	(32,991,314)	(329,823,014)
Net increase (decrease)	41,181,867	$419,577,578	(30,179,281)	$(301,532,836)

franklintempleton.com

Semiannual Report | 125

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	3,712,228	$37,411,333	16,450,631	$167,315,267
Shares issued in reinvestment of distributions	173,973	1,747,968	2,574,402	25,978,407
Shares redeemed	(7,540,833)	(76,042,008)	(13,358,542)	(135,895,483)
Net increase (decrease)	(3,654,632)	$(36,882,707)	5,666,491	$57,398,191
Year ended October 31, 2014
Shares sold	14,828,530	$150,675,321	32,191,963	$324,690,560
Shares issued in reinvestment of distributions	234,320	2,380,850	3,762,761	37,724,042
Shares redeemed	(10,796,013)	(109,703,640)	(24,377,626)	(245,126,944)
Net increase (decrease)	4,266,837	$43,352,531	11,577,098	$117,287,658

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

126 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the fund’s average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the funds’ Class A and A1 reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C and R compensation distribution plans, the funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

franklintempleton.com

Semiannual Report | 127

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—	—	—
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$67,653	$73,710	$290,149	$1,415,598
CDSC retained	$23,884	$67,789	$45,168	$30,165

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Transfer agent fees	$631,255	$634,385	$613,068	$1,337,908

128 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.42% and 0.45%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund based on the average daily net assets of each of the funds as follows:

Annualized Waiver Rate	Net Assets
0.015%	Over $2.5 billion, up to and including $5 billion
0.025%	In excess of $5 billion

Advisers may discontinue this waiver at any time.

h. Other Affiliated Transactions

At April 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following funds’ outstanding shares:

Franklin
Low Duration	Franklin
Total Return Fund	Total Return Fund
20.06%	0.02%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2015, the custodian fees were reduced as noted in the Statements of Operations.

franklintempleton.com

Semiannual Report | 129

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, capital loss carryforwards were as follows:

	Franklin		Franklin	Franklin
	Adjustable		Floating	Low Duration	Franklin
	U.S. Government		Rate Daily	Total Return	Total Return
	Securities Fund		Access Fund	Fund	Fund
Capital loss carryforwards subject to expiration:
2015	$3,215,296		$15,799,002	$—	$—
2016	1,492,446		91,562,953	—	1,260,827
2017	4,398,245		113,325,538	—	—
2018	39,689,305		—	—	—
2019	21,934,757		10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	14,491,283		9,252,777	6,220,177	39,132,140
Long term	49,558,936		—	15,582,855	9,045,914
Total capital loss carryforwards	$134,780,268	[a]	$240,222,679	$27,130,519	$49,438,881
[a]Includes $21,214,088 from the merged Franklin Limited Maturity U.S. Government Securities Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Cost of investments	$1,924,750,234	$3,939,488,989	$2,494,877,819	$6,114,564,578

Unrealized appreciation	$33,228,953	$27,410,589	$17,522,763	$129,578,363
Unrealized depreciation	(4,648,822)	(77,290,068)	(38,644,135)	(114,360,675)
Net unrealized appreciation (depreciation)	$28,580,131	$(49,879,479)	$(21,121,372)	$15,217,688

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2015, were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Purchases	$69,438,154	$650,022,418	$548,728,809	$7,210,263,591
Sales	$209,762,288	$1,346,909,458	$323,529,284	$6,835,930,063

130 | Semiannual Report

franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
		NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in swaptions written during the period ended April 30, 2015, were as follows:

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Notional		Notional
	Amount*	Premiums	Amount*	Premiums
Options outstanding at October 31, 2014	5,300,000	$20,765	23,900,000	$93,655
Options written	96,400,000	498,962	212,000,000	1,110,600
Options expired	(15,900,000)	(162,180)	(36,000,000)	(367,200)
Options exercised	—	—	—	—
Options closed	(21,200,000)	(151,145)	(59,900,000)	(388,855)
Options outstanding at April 30, 2015	64,600,000	$206,402	140,000,000	$448,200
*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At April 30, 2015, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 89.63%, 22.12% and 16.94%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Restricted Securities

Franklin Floating Rate Daily Access Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2015, Franklin Floating Rate Daily Access Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Acquisition
Shares	Issuer	Date	Cost	Value

26,267	RoTech Medical Corp. (Value is 0.00% of Net Assets)	12/03/10	$ —	$ —

9. Unfunded Loan Commitments

The Funds, except Franklin Adjustable U.S. Government Securities Fund, enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Statements of Investments.

franklintempleton.com

Semiannual Report | 131

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Unfunded Loan Commitments (continued)
At April 30, 2015, unfunded commitments were as follows:
Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
Alinta Energy Finance Pty. Ltd., Delayed Draw Term Commitments	$2,762,486
Franklin Low Duration Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$3,492,917
Franklin Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$7,629,911
Patriot Coal Corp., L/C Facility	27,601
$7,657,512

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

10. Other Derivative Information

At April 30, 2015, the funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Floating Rate Daily
Access Fund
Credit contracts	Variation margin / Net assets			Variation margin / Net assets
	consist of – net unrealized			consist of – net unrealized
	appreciation (depreciation)	$—		appreciation (depreciation)	$636,823	[a]

Franklin Low Duration Total Return
Fund
Interest rate contracts	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	swap contracts / Variation margin /			swap contracts / Variation margin /
	Net assets consist of – net			Net assets consist of – net
	unrealized appreciation			unrealized appreciation
	(depreciation)	899,760	[a]	(depreciation)	779,056	[a]
Foreign exchange contracts	Unrealized appreciation on forward			Unrealized depreciation on forward
	exchange contracts / Net assets			exchange contracts / Net assets
	consist of – net unrealized			consist of – net unrealized
	appreciation (depreciation)	16,052,342		appreciation (depreciation)	1,285,357
Credit contracts	Investments, at value / Unrealized			Options written, at value / Unrealized
	appreciation on OTC swap			depreciation on OTC swap
	contracts / Variation margin /			contracts / Variation margin /
	Net assets consist of – net			Net assets consist of – net
	unrealized appreciation			unrealized appreciation
	(depreciation)	1,233,383	[a]	(depreciation)	2,039,348	[a]

132 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Total Return Fund
Interest rate contracts	Unrealized appreciation on OTC swap			Unrealized depreciation on OTC swap
	contracts / Variation margin / Net			contracts / Variation margin / Net
	assets consist of – net unrealized			unrealized appreciation
	appreciation (depreciation)	$4,007,415	[a]	(depreciation)	$3,693,264	[a]
Foreign exchange contracts	Unrealized appreciation on forward			Unrealized depreciation on forward
	exchange contracts / Net assets			exchange contracts / Net assets
	consist of – net unrealized			consist of – net unrealized
	appreciation (depreciation)	48,722,648		appreciation (depreciation)	3,778,959

Credit contracts	Investments, at value / Unrealized			Options written, at value / Unrealized
	appreciation on OTC swap contracts /			depreciation on OTC swap contracts /
	Variation margin / Net assets consist			Variation margin / Net assets consist
	of – net unrealized appreciation			of – net unrealized appreciation
	(depreciation)	2,445,349	[a]	(depreciation)	6,830,854	[a]

aIncludes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Statements of Investments. Only current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

For the period ended April 30, 2015, the effect of derivative contracts in the funds’ Statements of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Period	for the Period
Franklin Floating Rate Daily Access Fund
Credit contracts	Net realized gain (loss) from swap contracts / Net
	change in unrealized appreciation (depreciation)
	on investments	$737,324	$(1,004,633)
Franklin Low Duration Total Return Fund
Interest rate contracts	Net realized gain (loss) from futures and swap contracts /
	Net change in unrealized appreciation (depreciation)
	on investments	(2,269,326)	194,519
Foreign exchange contracts	Net realized gain (loss) from investments, written
	options, and foreign currency transactions / Net change
	in unrealized appreciation (depreciation) on investments
	and translation of other assets and liabilities denominated
	in foreign currencies	18,175,917	206,976
Credit contracts	Net realized gain (loss) from investments, written
	options, and swap contracts / Net change in
	unrealized appreciation (depreciation) on investments	(765,412)	212,542

franklintempleton.com

Semiannual Report | 133

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)
			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Period	for the Period
Franklin Total Return Fund
Interest rate contracts	Net realized gain (loss) from futures and swap contracts /
	Net change in unrealized appreciation (depreciation)
	on investments	$(5,077,790)	$5,242,024
Foreign exchange contracts	Net realized gain (loss) from investments, written
	options, and foreign currency transactions / Net change
	in unrealized appreciation (depreciation) on investments
	and translation of other assets and liabilities denominated
	in foreign currencies	63,074,711	(1,776,670)
Credit contracts	Net realized gain (loss) from investments, written
	options, and swap contracts / Net change in unrealized
	appreciation (depreciation) on investments	(1,589,275)	(352,715)

For the period ended April 30, 2015, the average month end fair value of derivatives for Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund represented 0.00%, 1.07% and 1.64%, respectively, of average month end net assets. The average month end number of open derivative contracts for the period was one, 221 and 224, respectively.

At April 30, 2015, the funds’ OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration Total Return Fund
Forward exchange contracts	$16,052,342	$1,285,357
Options purchased	270,110	—
Options written	—	111,019
Swap contracts	3,212,914	9,810,871
Total	$19,535,366	$11,207,247
Franklin Total Return Fund
Forward exchange contracts	$48,722,648	$3,778,959
Options purchased	586,514	—
Options written	—	241,138
Swap contracts	11,788,701	27,335,510
Total	$61,097,863	$31,355,607

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

134 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At April 30, 2015, the funds’ OTC derivative assets which may be offset against the funds’ OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$9,517	$(9,517)	$—	$—	$—
BZWS	513,247	(513,247)	—	—	—
CITI	1,343,634	(922,572)	(61,067)	—	359,995
DBAB	15,980,261	(2,109,623)	—	(13,870,638)	—
FBCO	292,905	(184,934)	—	—	107,971
GSCO	25,010	(25,010)	—	—	—
HSBC	23,147	(683)	—	—	22,464
JPHQ	1,024,037	(1,024,037)	—	—	—
MSCO	132,256	(132,256)	—	—	—
RBS	191,352	—	—	—	191,352
Total	$19,535,366	$(4,921,879)	$(61,067)	$(13,870,638)	$681,782

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$143,451	$(143,451)	$—	$—	$—
BZWS	1,743,107	(1,743,107)	—	—	—
CITI	3,302,187	(2,232,543)	(1,069,644)	—	—
DBAB	49,241,172	(4,165,663)	—	(45,075,509)	—
FBCO	1,304,745	(1,304,745)	—	—	—
GSCO	211,597	(211,597)	—	—	—
HSBC	197,667	(11,236)	(141,592)	—	44,839
JPHQ	3,419,216	(2,783,875)	(635,341)	—	—
MSCO	850,669	(713,239)	—	(137,430)	—
RBS	308,699	—	—	—	308,699
UBSW	375,353	(375,353)	—	—	—
Total	$61,097,863	$(13,684,809)	$(1,846,577)	$(45,212,939)	$353,538

aAt April 30, 2015, the Fund received Italy Treasury Notes, U.S. Government and Agency securities and U.S. Treasury Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

franklintempleton.com

Semiannual Report | 135

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

At April 30, 2015, the funds’ OTC derivative liabilities which may be offset against the funds’ OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented	Instruments	Instruments	Cash	Net Amount
	in the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$259,092	$(9,517)	$—	$(249,575)	$—
BZWS	1,603,101	(513,247)	—	(1,089,854)	—
CITI	922,572	(922,572)	—	—	—
DBAB	2,109,623	(2,109,623)	—	—	—
FBCO	184,934	(184,934)	—	—	—
GSCO	4,311,943	(25,010)	—	(4,286,933)	—
HSBC	683	(683)	—	—	—
JPHQ	1,282,906	(1,024,037)	—	—	258,869
MSCO	532,393	(132,256)	—	(400,137)	—
RBS	—	—	—	—	—
Total	$11,207,247	$(4,921,879)	$—	$(6,026,499)	$258,869

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented	Instruments	Instruments	Cash	Net Amount
	in the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$172,906	$(143,451)	$—	$—	$29,455
BZWS	3,909,308	(1,743,107)	—	(2,210,000)	43,799
CITI	2,232,543	(2,232,543)	—	—	—
DBAB	4,165,663	(4,165,663)	—	—	—
FBCO	1,838,355	(1,304,745)	—	(533,610)	—
GSCO	14,075,962	(211,597)	—	(13,864,365)	—
HSBC	11,236	(11,236)	—	—	—
JPHQ	2,783,875	(2,783,875)	—	—	—
MSCO	713,239	(713,239)	—	—	—
RBS	—	—	—	—	—
UBSW	1,452,520	(375,353)	—	(1,077,167)	—
Total	$31,355,607	$(13,684,809)	$—	$(17,685,142)	$73,254

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 140.

136 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Reorganization

On June 18, 2014, the Franklin Adjustable U.S. Government Securities Fund (Surviving Fund), pursuant to a plan of reorganization approved on May 30, 2014 by shareholders of Franklin Limited Maturity U.S. Government Securities Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $2,097,543 of unrealized appreciation (depreciation), through a tax-free exchange of 38,807,128 shares of the Surviving Fund (valued at $336,905,329). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $2,285,620,454.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that has generally similar goals and investment policies. The estimated cost of the reorganization was $194,753 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on November 1, 2012, the Surviving Fund’s pro forma results of operations would have been as follows:

			Net Increase
	Net	Net Realized	(Decrease) in
	Investment	and Unrealized	Net Assets from
Period	Income	Gain (Loss)	Operations

For the period November 1, 2012 through October 31, 2013	$15,962,697	$(33,488,657)	$(17,525,960)
For the period November 1, 2013 through October 31, 2014	$10,460,196	$1,259,718	$11,719,914

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

12. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2015, the Funds did not use the Global Credit Facility.

franklintempleton.com

Semiannual Report | 137

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$1,844,091,701		$—	$1,844,091,701
U.S. Government and Agency Securities	—	59,374,902		—	59,374,902
Short Term Investments	49,863,762	—		—	49,863,762
Total Investments in Securities	$49,863,762	$1,903,466,603		$—	$1,953,330,365
Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$11,685,236	$—	$	—[c]	$11,685,236
Senior Floating Rate Interests	—	3,504,936,110		668,540	3,505,604,650
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	120,679,742		—	120,679,742
Short Term Investments	251,639,882	—		—	251,639,882
Total Investments in Securities	$263,325,118	$3,625,615,852		$668,540	$3,889,609,510
Other Financial Instruments
Unfunded Loan Commitments	—	$39,747		—	$39,747
Liabilities:
Other Financial Instruments
Swap Contracts	—	$636,823		—	$636,823

138 | Semiannual Report

franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$19,951,140	$—	$—	$19,951,140
Corporate Bonds	—	928,514,537	—	928,514,537
Senior Floating Rate Interests	—	125,844,991	—	125,844,991
Foreign Government and Agency Securities	—	83,622,653	—	83,622,653
U.S. Government and Agency Securities	—	132,043,940	—	132,043,940
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	784,266,388	—	784,266,388
Mortgage-Backed Securities	—	79,441,971	—	79,441,971
Municipal Bonds	—	20,054,108	—	20,054,108
Escrow and Litigation Trusts	—	—	—[c]	—
Options Purchased	—	270,110	—	270,110
Short Term Investments	288,389,109	11,357,500	—	299,746,609
Total Investments in Securities	$308,340,249	$2,165,416,198	$—	$2,473,756,447
Other Financial Instruments
Futures Contracts	$83,912	$—	$—	$83,912
Forward Exchange Contracts	—	16,052,342	—	16,052,342
Swap Contracts	—	1,779,121	—	1,779,121
Total Other Financial Instruments	$83,912	$17,831,463	$—	$17,915,375
Liabilities:
Other Financial Instruments
Options Written	$—	$111,019	$—	$111,019
Futures Contracts	742,839	—	—	742,839
Forward Exchange Contracts	—	1,285,357	—	1,285,357
Swap Contracts	—	1,964,546	—	1,964,546
Unfunded Loan Commitments	—	42,031	—	42,031
Total Other Financial Instruments	$742,839	$3,402,953	$—	$4,145,792
Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$3,077,877	$—	$3,077,877
All Other Equity Investments[b]	83,891,713	—	—	83,891,713
Corporate Bonds	—	2,032,190,392	—	2,032,190,392
Senior Floating Rate Interests	—	94,209,558	12,940	94,222,498
Foreign Government and Agency Securities	—	391,711,443	—	391,711,443
U.S. Government and Agency Securities	—	180,601,674	—	180,601,674
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	911,178,467	1,465,373	912,643,840
Mortgage-Backed Securities	—	900,616,980	—	900,616,980
Municipal Bonds	—	176,235,066	—	176,235,066
Escrow and Litigation Trusts	22,260	—	—[c]	22,260
Options Purchased	—	586,514	—	586,514
Short Term Investments	1,353,982,009	—	—	1,353,982,009
Total Investments in Securities	$1,437,895,982	$4,690,407,971	$1,478,313	$6,129,782,266
Other Financial Instruments
Futures Contracts	$10,999	$—	$—	$10,999
Forward Exchange Contracts	—	48,722,648	—	48,722,648
Swap Contracts	—	5,855,251	—	5,855,251
Total Other Financial Instruments	$10,999	$54,577,899	$—	$54,588,898

franklintempleton.com

Semiannual Report | 139

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total

Franklin Total Return Fund (continued)
Liabilities:
Other Financial Instruments
Options Written	$—	$241,138	$—	$241,138
Futures Contracts	3,397,495	—	—	3,397,495
Forward Exchange Contracts	—	3,778,959	—	3,778,959
Swap Contracts	—	6,885,485	—	6,885,485
Unfunded Loan Commitments	—	94,775	—	94,775
Total Other Financial Instruments	$3,397,495	$11,000,357	$—	$14,397,852

aIncludes common, preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CHF	Swiss Franc	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	DKK	Danish Krone	CDO	Collateralized Debt Obligation
DBAB	Deutsche Bank AG	EUR	Euro	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse Group AG	GBP	British Pound	COP	Certificate of Participation
GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	EDA	Economic Development Authority
HSBC	HSBC Bank USA, N.A.	JPY	Japanese Yen	ETF	Exchange Traded Fund
ICE	Intercontinental Exchange	KRW South Korean Won		FICO	Financing Corp.
JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee	FRN	Floating Rate Note
MSCO	Morgan Stanley	MXN	Mexican Peso	GO	General Obligation
RBS	Royal Bank of Scotland PLC	MYR	Malaysian Ringgit	ISD	Independent School District
UBSW UBS AG		PHP	Philippine Peso	L/C	Letter of Credit
		PLN	Polish Zloty	MFM	Multi-Family Mortgage
		SGD	Singapore Dollar	NATL	National Public Financial Guarantee Corp.
		USD	United States Dollar	PIK	Payment-In-Kind
		UYU	Uruguayan Peso	PSF	Permanent School Fund
				RDA	Redevelopment Agency/Authority
				REIT	Real Estate Investment Trust
				SF	Single Family
				SFR	Single Family Revenue
				UHSD	Unified/Union High School District
				USD	Unified/Union School District

140 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be

franklintempleton.com

Semiannual Report | 141

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivative and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2014 and during the previous 10 years ended December 31, 2014, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

Franklin Adjustable U.S. Government Securities Fund –

Franklin Limited Maturity U.S. Government Securities Fund merged into the Franklin Adjustable U.S. Government Securities Fund in 2014. The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional ultra-short obligation funds as selected by Lipper. The Lipper report showed the Fund’s income return in 2014 to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the highest quin-tile of such universe during each of the previous three-, five-and 10-year periods. The Lipper report showed the Fund’s total return during 2014 to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile for the previous three-year period, in the middle performing quintile for the previous five-year period, and in the highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory and noted the Fund’s income oriented investment objective.

Franklin Floating Rate Daily Access Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. The Lipper report showed its income return during 2014 to be in the middle quin-tile of its performance universe, and its income return on an annualized basis during the previous three- and five-year periods to be in the second-lowest quintile and in the middle quintile of its performance universe for the previous 10-year period. The Lipper report showed the Fund’s total return during 2014 to be in the middle performing quintile of its performance universe and on an annualized basis for the previous three-, five- and 10-year periods to be in the second-lowest performing quintile of such universe. In discussing such performance, management pointed out, among other things, that the Fund’s returns should be viewed on a risk-adjusted basis, and reflected its conservative approach to investing. They noted resources recently added to the management of the Fund and some changes to the investment approach to capture additional income. Management also expressed its belief that the Fund’s performance was favorable in comparison to other similarly managed funds within its Lipper performance universe. While not satisfied with the Fund’s comparative performance as set forth in the Lipper report, the Board found such performance to be acceptable in view of management’s explanation of recent changes associated with the Fund’s management.

Franklin Low Duration Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Lipper report showed its income return for 2014 to be in the second-lowest quintile of its performance universe, and on an annualized basis to be in either the highest quintile or second-highest quintile of such universe for the previous three-, five-and 10-year periods. The Lipper report showed the Fund’s total return for 2014 to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in the second-highest or highest performing quintile for the

142 | Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional core plus bond funds as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of its performance universe during 2014 and to be in either the highest or second-highest quintile of such universe for the previous three-, five-and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return during 2014 to be in the second-highest performing quintile of its performance universe, and on an annualized basis to also be in the second-highest or middle performing quintile of such universe for the previous three-, five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for Franklin Floating Rate Daily Access Fund were below the median of its Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratio of the Fund as shown in the Lipper reports. The contractual investment management fee rate and actual total expense ratio of Franklin Adjustable U.S. Government Securities Fund were above the median of its expense group. The Board found the comparative contractual investment fee rate and actual total expense ratio of the Fund as shown in the Lipper reports to be acceptable, noting that management had a fee waiver in place for the Fund. While the contractual investment management fee rate of Franklin Low Duration Total Return Fund was eight basis points above the median of its Lipper expense group, the Fund benefited from a fee waiver that reduced this fee rate to four basis points below the median and its actual total expense ratio was slightly below the median of such group. The contractual investment management fee rate for Franklin Total Return Fund was above the median of its respective Lipper expense group but was reduced to the median as a result of a waiver, and its actual total expense ratio was within nine basis points above the median of its expense group. The Board found the contractual management fees and total expense ratios of these two Funds to be acceptable, noting that their expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact

franklintempleton.com

Semiannual Report | 143

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee for Franklin Adjustable U.S. Government Securities Fund provides a fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the competitive contractual management fee rate and expense ratio of this Fund, which had assets of approximately $2.07 billion at year-end, with those of its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, such initial rate did reflect economies of scale benefiting this Fund and its shareholders. Based on their year-end asset levels, all of the other Funds benefited from breakpoints contained in their management fee structures with additional breakpoints continuing beyond such asset levels. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each of such Funds provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

144 | Semiannual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                   N/A

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                   N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By   /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 25, 2015

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date June 25, 2015